                           As filed with the Securities and Exchange Commission on April 11, 2006

                                                   Registration No. 333-107705/811-4420

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	( )

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POST-EFFECTIVE AMENDMENT NO.	5	(X)

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and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 36	(X)
(Check appropriate box or boxes)

WRL SERIES LIFE ACCOUNT
(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
(Name of Depositor)
570 Carillon Parkway
St. Petersburg, FL 33716
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

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Arthur D. Woods, Esq.
Vice President and Senior Counsel

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Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)

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X on	May 1, 2006	, pursuant to paragraph (b)

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60 days after filing pursuant to paragraph (a)(1)
on	(date)	, pursuant to paragraph (a)(1)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

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  P R O S P E C T U S

May 1, 2006

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WRL XCELERATORSM

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway1

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

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This prospectus describes the WRL Xcelerator SM, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Trust – Initial Class (the “Series Fund”), the Fidelity Variable Insurance Products Fund – Service Class 2 (“Fidelity VIP Fund”) and the ProFunds VP Trust (“ProFunds VP”) (collectively, the “funds”).

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The portfolios of the Series Fund available to you under the Policy are:

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☐	AEGON Bond	☐	Munder Net50
☐	Asset Allocation – Conservative Portfolio	☐	PIMCO Total Return
☐	Asset Allocation – Moderate Growth Portfolio	☐	Salomon All Cap
☐	Asset Allocation – Growth Portfolio	☐	Templeton Great Companies Global
☐	Asset Allocation – Moderate Portfolio	☐	Third Avenue Value
☐	Capital Guardian Value	☐	Transamerica Balanced
☐	Clarion Global Real Estate Securities	☐	Transamerica Convertible Securities
☐	Federated Growth & Income	☐	Transamerica Equity
☐	Great Companies – AmericaSM	☐	Transamerica Growth Opportunities
☐	Great Companies – TechnologySM	☐	Transamerica Money Market
☐	International Moderate Growth Fund	☐	Transamerica Small/Mid Cap Value
☐	Janus Growth	☐	Transamerica U.S. Government Securities
☐	J.P. Morgan Enhanced Index	☐	Transamerica Value Balanced
☐	J.P. Morgan Mid Cap Value*	☐	T. Rowe Price Equity Income
☐	Marsico Growth	☐	T. Rowe Price Small Cap
☐	Mercury Large Cap Value	☐	Van Kampen Mid-Cap Growth
☐	MFS High Yield

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* This portfolio no longer accepts new investments from current or prospective investors.

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The portfolio of the Fidelity VIP Fund available to you under the Policy is:

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☐	Fidelity VIP Index 500 Portfolio

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The portfolios of the ProFunds VP available to you under the Policy are:

☐	ProFund VP Bull**	☐	ProFund VP Short Small-Cap**
☐	ProFund VP OTC**	☐	ProFund VP Small-Cap**
☐	ProFund VP Money Market**

** This portfolio will be available on or about June 12, 2006. The ProFunds VP portfolios permit frequent transfers. Investors in the ProFunds VP portfolios may bear the additional costs and investment risks of frequent transfers. See “Disruptive Trading and Market Timing” in this prospectus.

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If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another Policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

_________________________

1 Effective on or about July 31, 2006, our mailing address will be changed to 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. The Florida address will become the administrative office. See the Glossary in this prospectus for specific definitions of these offices.

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Flexible Premiums	1

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Variable Death Benefit	2

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No Lapse Period Guarantee	3
Cash Value	3
Transfers	3
Loans	3
Cash Withdrawals and Surrenders	4
Tax Benefits	4
Policy Risks	4
Risk of an Increase in Current Fees and Expenses	4
Investment Risks	4

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Risk of Lapse	4

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Tax Risks (Income Tax and MEC)	5
Loan Risks	5
Portfolio Risks	6
Fee Tables	6

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Range of Expenses for the Portfolios	17

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Western Reserve, The Separate Account, the Fixed Account and the Portfolios	17
Western Reserve	17
The Separate Account	17
The Fixed Account	18
The Portfolios	18
Selection of Underlying Portfolios	23

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Addition, Deletion, or Substitution of Portfolios	24
Your Right to Vote Portfolio Shares	24

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Charges and Deductions	24

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Premium Expense Charge	25
Monthly Deduction	25
Mortality and Expense Risk Charge	28

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Surrender Charge	28

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Decrease Charge	30
Transfer Charge	31
Loan Interest Spread	31
Cash Withdrawal Charge	31

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Taxes	31
Rider Charges	31

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Portfolio Expenses	32
Revenue We Receive	32

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The Policy	33
Ownership Rights	33

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Modifying the Policy	34
Purchasing a Policy	34

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Tax-Free "Section 1035" Exchanges	34

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When Insurance Coverage Takes Effect	35

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Backdating a Policy	36

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Policy Changes After Age 100	37
WRL Xcelerator Focus	37

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WRL Xcelerator Exec	37

The Policy is not available in the State of New York.

i

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Policy Features	39
Premiums	39
Allocating Premiums	39
Premium Flexibility	40
Planned Periodic Payments	40
Minimum Monthly Guarantee Premium	40
Premium Limitations	41
Making Premium Payments	41
Transfers	41
General	41
Disruptive Trading and Market Timing	42
Fixed Account Transfers	45

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Conversion Rights	45

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Dollar Cost Averaging	46
Asset Rebalancing Program	46
Third Party Asset Allocation Services	47
Policy Values	47
Cash Value	47

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Net Surrender Value	47

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Subaccount Value	48
Subaccount Unit Value	48
Fixed Account Value	49
Death Benefit	49
Death Benefit Proceeds	49
Death Benefit	49
Death Benefit After Age 100	53
Effect of Cash Withdrawals on the Death Benefit	53
Effect of Inflation Fighter Rider on the Death Benefit	53

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Choosing Death Benefit Options	53

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Changing the Death Benefit Option	54
Increasing/Decreasing the Specified Amount	54
Payment Options	56
Surrenders and Cash Withdrawals	56
Surrenders	56
Cash Withdrawals	56
Canceling a Policy	57
Loans.....	57
General	57
Interest Rate Charged	58
Loan Reserve Interest Rate Credited	58
Effect of Policy Loans	58
Policy Lapse and Reinstatement	59
Lapse	59
No Lapse Period Guarantee	59
Reinstatement	60
Federal Income Tax Considerations	60
Tax Status of the Policy	61
Tax Treatment of Policy Benefits	61
Other Policy Information	63
Payments We Make	63
Split Dollar Arrangements	64
Policy Termination	64

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Supplemental Benefits (Riders)	64

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Children's Insurance Rider	65
Accidental Death Benefit Rider	65

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ii

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Other Insured Rider	65
Disability Waiver of Monthly Deductions Rider	66
Disability Waiver of Premium Rider	66
Primary Insured Rider Plus ("PIR Plus")	67
Living Benefit Rider (an Accelerated Death Benefit)	68
Inflation Fighter Rider	69
Additional Information	70
Sale of the Policies	70
Legal Proceedings	72

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Financial Statements	72
Performance Data	72
Rates of Return	72
Table of Contents of the Statement of Additional Information	75

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Glossary	77

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Appendix A – Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender

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and rate class of the insured)	81
Appendix B – Monthly Per Unit Charges (Rate Per Thousand)	83

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Appendix C – Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL

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Xcelerator (Base Policy)	85
Appendix D – Illustrations	87
Prospectus Back Cover	93
Personalized Illustrations of Policy Benefits	93
Inquiries	93

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Policy Benefits/Risks Summary	WRL Xcelerator SM

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The WRL Xcelerator SM is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 8 Policy years and for 8 years from the date of any increase in specified amount.

•	Policy Variations. Three variations of the Policy are available:
	>	WRL Xcelerator Policy (the Base Policy) – the basic version of the Policy that is available to individuals;
>

WRL Xcelerator Focus Policy (the Focus Policy) – the monthly per unit charges are lower, but investment options are restricted and the minimum no lapse period is shorter, than under the Base Policy. This Policy is available to individuals;

>

WRL Xcelerator Exec Policy (the Exec Policy) – only available for group or sponsored arrangements; different minimum specified amount, issue ages, banding, and rates for certain charges, than under the Base and Focus Policies; no surrender or withdrawal charges; no minimum no lapse period; more withdrawals permitted per Policy year.

•

Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Supplemental Benefits (Riders). Supplemental riders, such as the Inflation Fighter Rider, are available under the Policy. Depending upon the rider(s) you add, we deduct charges for certain of these riders from the Policy’s cash value as part of the monthly deduction. These riders may not be available in all states or with the Exec Policy.

Flexible Premiums

•

You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•

You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your initial net premium(s) to the accounts you indicated on your application, or we will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•

If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy. The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you choose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. Death benefit Option C is not available with the Exec Policy. We offer the following:

•	Option A is the greatest of:
	>	the current specified amount, or
	>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
•	Option B is the greatest of:
	>	the current specified amount, plus the Policy's cash value on the date of the insured's death, or
	>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
•	Option C is the greatest of:
	>	the amount payable under Option A, or
	>	the current specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death, or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges.

The Policy allows you to choose between two federal income tax compliance tests for life insurance policies: the guideline premium test and the cash value accumulation test. You can use either tax compliance test with any one of the three death benefit options. Your election may affect the amount of the death benefit and the monthly deduction. You may not change tests.

There are two main differences between the two tests. First, the guideline premium test limits the amount of premium payments you may make to your Policy. There are no test limits on the amount of premium payments under the cash value accumulation tax test, although we may apply our own limits. Second, the factors that determine the minimum death benefit under the guideline premium test are different from those under the cash value accumulation test. You should consult your tax advisor when choosing the tax test.

We offer three (3) bands of specified amount coverage under the Base and Focus Policies, and four (4) bands under the Exec Policy. Under the Base and the Focus Policies, each band has its own cost of insurance rates and monthly per unit charge rates. In general, the greater the specified amount band of your Policy, the lower the cost of insurance rates. For the Focus Policy, only the monthly per unit charge varies by band of specified amount.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.
•

Change in Death Benefit Option and Specified Amount. You may increase the specified amount once a year on any Monthiversary. After the third Policy year, you may change the death benefit option and decrease the specified amount once a year. You may not increase the specified amount in the same year that you decrease the specified amount. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. You may increase the specified amount on any Monthiversary before the insured’s 86th birthday. You may change the death benefit option on any Monthiversary before the insured reaches attained age 95.

No Lapse Period Guarantee

•

We guarantee that your Base or Focus Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, if you increase or decrease your specified amount, if you change the death benefit option, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee period in effect.

Cash Value

•

Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

Transfers

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•	You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing, by telephone, by fax or electronically through our website.
•	We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
•	Dollar cost averaging and asset rebalancing programs are available.
•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.
•

We may impose restrictions on, or even eliminate, the transfer privilege. For a discussion of our policy with regard to market timing and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, see our Statement of Policy on Disruptive Trading and Market Timing.

•

You may not use any form of expedited transfer if you make transfers between any ProFunds VP subaccount and any Series Fund or Fidelity VIP Fund subaccount. These transfers will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer.

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Loans

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•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•

Before the 11th Policy year, we currently charge 2.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 3.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•

After the 10th Policy year, we will apply a preferred loan charge rate on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After attained age 100, all loans, new and existing, are considered preferred loans.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

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Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:
	>	at least $500; and
	>	no more than 10% of the net surrender value.
	>	after the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.
•

Under the Base Policy and the Focus Policy we will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance. In the Exec Policy, you may take up to 12 withdrawals per Policy year without charge.

•

A cash withdrawal will reduce the cash value by at least the amount of the withdrawal. If the death benefit on your Policy is Option A, or if your death benefit is Option C and the insured’s attained age is 71 or older, then we will reduce the specified amount by the amount of cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

•

You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net surrender value. The surrender charge will apply to the Base or Focus Policy during the first 8 Policy years and during the first 8 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•	There are no surrender charges on the Exec Policy.
•

If you have the Inflation Fighter Rider, any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.

•

A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

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We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if your Policy is a Modified Endowment Contract (“MEC”), you should not be taxable on any gains included in cash value until you take a withdrawal or a Policy loan, or assign, pledge, or surrender the Policy. Moreover, transfers between the subaccounts are not taxable transactions. If your Policy is not a MEC, you should not be deemed in receipt of any taxable gains included in cash value until withdrawals and surrenders exceed your tax basis in the Policy, or other distributions are made as described in the Federal Income Tax Considerations section in this prospectus.

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Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

Your Base or Focus Policy contains a no lapse period. Your Base or Focus Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. The no lapse period guarantee will not be effective if you do not pay sufficient monthly guarantee premiums.

If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, if you change your death benefit option, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. This also applies to specified amount increases generated by the Inflation Fighter Rider. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

You will lessen the risk of lapse of your Base or Focus Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount, change your death benefit option, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

After the no lapse period under a Base or Focus Policy has expired, or at any time for an Exec Policy, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

You may reinstate the Policy within five years after it has lapsed, if the insured meets the insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

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Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be taxable as ordinary income to the extent there are untaxed earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

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Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 2.75%, payable in arrears. This charge will not exceed 3.0%. Interest is added to the amount of the loan to be repaid.

The Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under the Policy will be treated as taxable distributions.

A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Base or Focus Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees for the WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Expense Charge:	Upon payment of each premium	3% of premium payments	0% of premium payments in first year, 3% thereafter
Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

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1 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our office.

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Transaction Fees for the WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Surrender Charge[2]

Upon full surrender of the Policy during the first 8 Policy years or during the first 8 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider)

• Minimum Charge[3]		$13.82 per $1,000 of specified amount during the first Policy year	$13.82 per $1,000 of specified amount during the first Policy year
• Maximum Charge[4]		$74.10 per $1,000 of specified amount during the first Policy year	$74.10 per $1,000 of specified amount during the first Policy year
• Initial charge for a male insured, issue age 33, in the preferred-elite non-tobacco use class		$23.99 per $1,000 of specified amount during the first Policy year	$23.99 per $1,000 of specified amount during the first Policy year
Transfer Charge[5]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years or during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased
Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	Discount Factor[6]	Discount Factor[6]

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2 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be representative of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your registered representative.

3 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

5 The first 12 transfers per Policy year are free.

6 We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Base or Focus Policy, not including portfolio fees and expenses.

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Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$15.00 per month	$8.00 per month
Cost of Insurance[7] (without Extra Ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Minimum Charge		$0.06 per $1,000 of net amount at risk per month9,	$0.01 per $1,000 of net amount at risk per month10, [11]
• Maximum Charge[12]		$83.33 per $1,000 of net amount at risk per month[10]	$46.21 per $1,000 of net amount at risk per month[10]
• Initial Charge for male insured, issue age 33, in the preferred elite non-tobacco use class, band 1		$0.13 per $1,000 of net amount at risk per month[10]	$0.02 per $1,000 of net amount at risk per month[10]

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7 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts $500,000 - $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

8 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

9 is minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, Band 3 and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

10 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

11 This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

12 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial face amount of less than $500,000 (Band 1) and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Per Unit Charge[13]	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
• Minimum Charge[14]		$0.12 per $1,000 of specified amount per month	$0.12 per $1,000 of specified amount per month[15]
• Maximum Charge[16]		$2.32 per $1,000 of specified amount per month	$2.32 per $1,000 of specified amount per month[16]
• Initial Charge for an insured, issue age 33, band 1		$0.23 per $1,000 of specified amount per month	$0.23 per $1,000 of specified amount per month[16]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread[17]	On Policy anniversary or earlier, as applicable[18]	1.0% (effective annual rate)	0.75% (effective annual rate)

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13 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date. We also assess a new monthly per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase. Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. If you purchase the WRL Xcelerator Focus Policy, the monthly per unit charges may be lower. We will notify you if we extend the period during which we will assess the monthly per unit charge. We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy.

14 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

15 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount less than $500,000 (Band 1) and in the first Policy year. This maximum charge may also apply to insureds with other characteristics.

16 Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.

17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges:[19]
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
• Minimum Charge[20]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
• Maximum Charge[21]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
• Initial Charge for a male insured, issue age 33		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Minimum Charge[23]		$0.03 per $1,000 of the Policy’s net amount at risk per month[10]	$0.03 per $1,000 of the Policy’s net amount at risk per month[10]
• Maximum Charge[24]		$0.39 per $1,000 of the Policy’s net amount at risk per month[10]	$0.39 per $1,000 of the Policy’s net amount at risk per month[10]
• Initial Charge for a male insured, issue age 33		$0.05 per $1,000 of base Policy net amount at risk per month[10]	$0.05 per $1,000 of base Policy net amount at risk per month[10]

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19 Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

20 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

21 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

22 Disability Waiver of Monthly Deductions charges are based on the insured’s issue age, gender and net amount at risk. The charges shown are for the Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

23 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

24 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

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Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Disability Waiver of Premium Rider[25]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Minimum Charge[26]		$0.27 per $10 monthly rider units	$0.27 per $10 monthly rider units
• Maximum Charge[27]		$1.61 per $10 monthly rider units	$1.61 per $10 monthly rider units
• Initial Charge for a male insured, issue age 33		$0.43 per $10 monthly rider units	$0.43 per $10 monthly rider units
Children’s Insurance Rider[28]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[29]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)[8]
Cost of Insurance
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[30]	$0.01 per $1,000 of rider face amount per month[31]
• Maximum Charge[32]		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
• Initial Charge for a female insured, issue age 33		$0.12 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

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25 The charge for this rider is based on the base insured’s issue age, gender and number of monthly rider units.

26 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

27 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

28 The charge for this rider is based on the rider face amount and does not vary.

29 Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured. The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your registered representative.

This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

30 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

31 This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

32 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

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Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Other Insured Rider (continued)
Monthly Per Unit Charge
• Minimum Charge[33]		$0.03 per $1,000 of rider face amount[34]	$0.03 per $1,000 of rider face amount[35]
• Maximum Charge[36]		$0.57 per $1,000 of rider face amount[34]	$0.57 per $1,000 of rider face amount[35]
• Initial Charge for a female insured, issue age 33		$0.04 per $1,000 of rider face amount[34]	$0.04 per $1,000 of rider face amount[35]
Primary Insured Rider Plus[29] (without Extra Ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[30]	$0.01 per $1,000 of rider face amount per month[31]
• Maximum Charge[32]		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
• Initial charge for a male insured, issue age 33, in the preferred elite non-tobacco use class		$0.13 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

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33  This minimum charge is based on an insured with the following characteristics: issue age 0. This minimum charge may also apply to insureds with other characteristics.

34 We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and upon any increase of face amount for the rider.

35 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.

36 This maximum charge is based on an insured with the following characteristic: issue age 85.

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Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Primary Insured Rider Plus (continued)
Monthly Per Unit Charge
• Minimum Charge[33]		$0.01 per $1,000 of rider face amount[34]	$0.01 per $1,000 of rider face amount[35]
• Maximum Charge[36]		$0.14 per $1,000 of rider face amount[34]	$0.14 per $1,000 of rider face amount[35]
• Initial Charge for a male insured, issue age 33		$0.01 per $1,000 of rider face amount[34]	$0.01 per $1,000 of rider face amount[35]
Inflation Fighter Rider[37]	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance
		Monthly per unit charge	Monthly per unit charge
		Surrender charge	Surrender charge

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The table below describes the fees and expenses that you will pay when buying the Exec Policy, paying premiums, or transferring Policy cash value among the subaccounts and the fixed account.

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Transaction Fees for the
WRL Xcelerator Exec Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Expense Charge	Upon payment of each premium	3% of premium payments	0% of premium payments in first year, 3% thereafter

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37 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

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Transaction Fees for the
WRL Xcelerator Exec Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Transfer Charge[1]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	Discount Factor[2]	Discount Factor[2]

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The table below describes the fees and expenses that you will pay periodically during the time you own the Exec Policy, not including portfolio fees and expenses.

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Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator Exec Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$15.00 per month	$8.00 per month
Cost of Insurance[3]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)[4]
• Minimum Charge		$0.08 per $1,000 of net amount at risk per month5,	$0.01 per $1,000 of net amount at risk per month6, [7]
• Maximum Charge[8]		$83.33 per $1,000 of net amount at risk per month[5]	$83.33 per $1,000 of net amount at risk per month[6]

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1 The first 12 transfers per Policy year are free.

2 We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

3 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

4 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

5,6 his minimum charge is based on an insured with the following characteristics: female, age 18 at issue, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

6 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

7 This minimum charge is based on an insured with the following characteristics: female, age 27 at issue, select non-tobacco class, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

8 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, and in the 73rd Policy year. This maximum charge may also apply to insureds with other characteristics.

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Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator Exec Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance (without Extra Ratings) continued
• Initial Charge for a male insured, issue age 45, in the standard non-smoker use class		$0.40 per $1,000 of net amount at risk per month[6]	$0.06 per $1,000 of net amount at risk per month[5]
Monthly Per Unit Charge[9]	Monthly, on and after the Policy date, and on any increase in specified amount until the insured reaches age 100
• Minimum Charge[10]		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
• Maximum Charge[11]		$6.34 per $1,000 of specified amount per month	$6.34 per $1,000 of specified amount per month
• Initial Charge for an insured, issue age 45, band 1		$0.22 per $1,000 of specified amount per month	$0.22 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested
Loan Interest Spread[12]	On Policy anniversary or earlier, as applicable[13]	1.0% (effective annual rate)	0.75% (effective annual rate)

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9 Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. We will notify you if we extend the period during which we will assess the monthly per unit charge. We guarantee this charge will not be assessed beyond the Policy anniversary when the insured attains age 100. We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction from the Policy date based on the insured’s age and specified amount band on the Policy date. We also assess a new monthly per unit charge for 8 years following any increase in specified amount that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.

10 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue, standard non-smoker class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

11 This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, with an initial specified amount less than $250,000 (Band 1) and in the second Policy year. This maximum charge may also apply to insureds with other characteristics.

12 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

13 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

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Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator Exec Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges:[14]
Disability Waiver of Monthly Deductions Rider[15]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Minimum Charge[16]		$0.03 per $1,000 of the Policy’s net amount at risk per month[6]	$0.03 per $1,000 of the Policy’s net amount at risk per month[6]
• Maximum Charge[17]		$0.39 per $1,000 of the Policy’s net amount at risk per month[6]	$0.39 per $1,000 of the Policy’s net amount at risk per month[6]
• Initial Charge for a male insured, issue age 45		$0.08 per $1,000 of base Policy net amount at risk per month[6]	$0.08 per $1,000 of base Policy net amount at risk per month[6]
Disability Waiver of Premium Rider[18]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Minimum Charge[19]		$0.28 per $10 monthly rider units	$0.28 per $10 monthly rider units
• Maximum Charge[20]		$1.61 per $10 monthly rider units	$1.61 per $10 monthly rider units
• Initial Charge for a male insured, issue age 45		$0.83 per $10 monthly rider units	$0.83 per $10 monthly rider units

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14 Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

15 Disability Waiver of Monthly Deductions charges are based on the insured’s issue age, gender and net amount at risk. The charges shown are for the Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative. This rider is only available on fully underwritten policies.

16 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

17 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

18 The charge for this rider is based on the base insured’s issue age, gender and number of monthly rider units. This rider is only available on fully underwritten policies.

19 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue. This minimum charge may also apply to insureds with other characteristics.

20 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

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The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

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	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.14%	1.90%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.14%	1.90%

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1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2005. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios and certain portfolios of the Transamerica IDEX Mutual Funds. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Series Fund on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2005.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 3 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2007.

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Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);
•	Close certain subaccounts to allocations of new net premiums by current or new Policyowners;

•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;
•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;
•	Manage the separate account at the direction of a committee;
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;
•	Change the investment objective of a subaccount;
•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;
•	Fund additional classes of variable life insurance policies through the separate account; and
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

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Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

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We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

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The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

               Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. If you elect the WRL Xcelerator Focus, you must invest in a limited number of specified portfolios during the first Policy year. See the description of the WRL Xcelerator Focus on page 36 for more details.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.

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Portfolio	Sub-Adviser or Adviser and Investment Objective
Munder Net50	Munder Capital Management Seeks long-term capital appreciation.
Van Kampen Mid-Cap Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.
T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.
Templeton Great Companies Global	Templeton Investment Counsel, LLC Great Companies, L.L.C. Seeks long-term growth of capital.
Great Companies – TechnologySM	Great Companies, L.L.C. Seeks long-term growth of capital.
Janus Growth	Janus Capital Management LLC Seeks growth of capital.
Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.
Great Companies – AmericaSM	Great Companies, L.L.C. Seeks long-term growth of capital.
Salomon All Cap	Salomon Brothers Asset Management Inc Seeks capital appreciation.
T. Rowe Price Equity Income

T. Rowe Price Associates, Inc.

Seeks to provide substantial dividend income, as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

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Portfolio	Sub-Adviser or Adviser and Investment Objective
Clarion Global Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments primarily in equity securities of real estate companies that are economically tied to at least three different countries, including the United States. Total return will consist of realized and unrealized capital gains and losses plus income.

Federated Growth & Income	Federated Equity Management Company of Pennsylvania Seeks total return by investing in securities that have defensive characteristics.
AEGON Bond	Banc One Investment Advisors Corp. Seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.
Transamerica Money Market	Transamerica Investment Management, LLC Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.
Asset Allocation – Conservative Portfolio*	Transamerica Fund Advisors, Inc. Seeks current income and preservation of capital. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Moderate Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Moderate Growth Portfolio *	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation and current income. Portfolio Construction Consultant: Morningstar Associates, LLC
Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.

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Portfolio	Sub-Adviser or Adviser and Investment Objective
PIMCO Total Return	Pacific Investment Management Company LLC Seeks maximum total return consistent with preservation of capital and prudent investment.management.
Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

J.P. Morgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index.

Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADR’s) and other U.S. registered foreign securities).

MFS High Yield

MFS® Investment Management

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

J.P. Morgan Mid Cap Value**	J.P. Morgan Investment Management Inc. Seeks growth from capital appreciation.
Mercury Large Cap Value	Fund Asset Management L.P., d/b/a Mercury Advisors Seeks long-term capital growth to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.

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Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

International Moderate Growth Fund	Morningstar Associates, LLC Seeks capital appreciation with current income as a secondary objective.
Transamerica Small/Mid Cap Value	Transamerica Investment Management, LLC Seeks to maximize total return.
Transamerica Value Balanced	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.
Fidelity VIP Index 500 Portfolio - Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

ProFund VP Bull ***	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.
ProFund VP OTC ***	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.
ProFund VP Small-Cap ***	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.
ProFund VP Short Small-Cap ***	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Money Market ***	ProFund Advisors LLC Seeks a high level of current income consistent with liquidity and preservation of capital.

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*	Each asset allocation portfolio invests in a combination of underlying Series Fund and Transamerica IDEX Mutual Funds portfolios.

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** This portfolio no longer accepts new investments from current or prospective investors. If you surrender all your money from this portfolio, you may not reinvest in this portfolio.

*** The ProFunds VP portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds VP portfolios will bear additional investment risks. See the ProFunds VP portfolios prospectus for a description of the investment objectives and risks associated with investing in the ProFunds VP portfolios.

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                Transamerica Fund Advisors, Inc. ("Transamerica Advisors") located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

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Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Advisors for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

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Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

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ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds VP portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds VP portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds VP prospectus for more information regarding ProFund Advisors.

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Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (See “Revenue We Receive”.) We have included the Series Fund portfolios at least in part because they are managed by Transamerica Fund Advisors, Inc., our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;
	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the Premium Expense Charge.

The premium expense charge is equal to:	•	0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.
•

Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary prior to attained age 100. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	•	the monthly Policy charge for the Policy; plus
	•	the monthly cost of insurance charge for the Policy; plus
	•	the monthly per unit charge for the Policy; plus
	•	the portion of the monthly deduction for any benefits provided by riders attached to the Policy; plus
	•	any decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:

	•	This charge currently equals $8.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $15.00 per month.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

	•	We deduct this charge each month. It varies each month and is determined for the Base and Focus Policies as follows:

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1.

reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

	2.	multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.
Optional Insurance Riders:

•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
	>	Band 1: $50,000 - $499,999
	>	Band 2: $500,000 - $999,999
	>	Band 3: $1,000,000 or more
	>	Only bands 2 and 3 are available under the WRL Xcelerator Focus.
•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•

We determine your specified amount band by referring to the specified amount in force for the Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

•	For the Exec Policy:
	•	The cost of insurance charge is deducted monthly and is determined the same way as specified in 1 and 2 above; and
	•	Cost of insurance rates are based on different guaranteed rates and are not based on specified amount band.
	•	The current Exec Policy cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them.

Monthly Per Unit Charge:

This charge equals:
	>	the monthly per unit charge for the specified amount on the Policy date; plus
	>	the monthly per unit charge for any in-force riders on the Policy that have a monthly per unit charge; plus

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> the monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus
> the monthly per unit charge for any specified amount that has been decreased.
•

Currently we deduct this charge each month during the first 8 years from the Policy date, and 8 years following the date of any increase in specified amount or the addition of any rider. We guarantee the duration of this charge to be no more than 20 years following the Policy date, and no more than 20 years following the date of any increase in specified amount.

•

The monthly per unit charge that is set on the Policy date is based on the issue age of the insured and the applicable specified amount rate band then in effect. A separate monthly per unit charge is assessed for up to 20 years following each increase in specified amount and the rate of that charge is based on the insured's age and rate band in effect at the time of any increase in specified amount.

•

Each month the applicable specified amount rate band then in effect is used to determine the rate at which the monthly per unit charge will be calculated for each layer of specified amount in force on the Policy.

•	A Focus Policy offers lower monthly per unit charges (see page 36).
•	An Exec Policy has a guaranteed duration of this charge until the insured reaches age 100.
•	We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, which may be at a lower level of charge than is applied to the Policy.

Optional Insurance Riders:

•	The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's issue age on the Policy date, issue age at the time of any requested increase in specified amount, specified amount band, gender, underwriting class, and the length of time from the Policy date or from the date of any requested increase in specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (for Base and Focus Policies) or the Commissioners 1980 Standard Ordinary Mortality Tables (for Exec Policies) (collectively, “1980 C.S.O. Tables”) and the insured's attained age, gender, and rate class. For non sub-standard rate classes, these guaranteed rates will never be greater than the rates in the relevant 1980 C.S.O. Tables.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge and monthly per unit charges.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge and monthly per unit charges. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

If you have selected the Inflation Fighter Rider and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by that rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy's cash value in each subaccount multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0.75%.

The annual rate is equal to 0.75% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.30% after the first 15 Policy years. We intend to reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge (only for Base and Focus Policies)

If you surrender your Policy completely during the first 8 years (or during the 8-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) unless there has been a reduction in specified amount for which a decrease charge was applied.

The initial specified amount has an 8-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 8-year surrender charge period and surrender charges that are based upon the insured's issue age, gender and rate class at the time of the increase.

There is no surrender charge if you wait until the end of the 8th Policy anniversary to surrender your Policy and you have not selected the Inflation Fighter Rider and you have not increased your specified amount within the past 8 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	investment performance is low.

In addition, surrender charges that apply for 8 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	•	the surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	•	the number of thousands of specified amount in the layer; multiplied by
	•	the surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider). The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors
End of Policy Year*	Factor for Issue Ages
	0-39	40-59	60-80	81-85
At Issue	1.00	1.00	1.00	1.00
1	1.00	1.00	.80	.69
2.87		.75	.70	.65
3.70		.70	.65	.62
4.60		.60	.60	.58
5.40		.40	.40	.40
6.30		.30	.30	.30
7.20		.20	.20	.20
8+	0	0	0	0

*

The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $21.60. This is multiplied by the surrender charge factor of .40.

The surrender charge	=	the surrender charge per $1,000 ($21.60) x the number of thousands of initial specified amount (100) x the surrender charge factor (.40)
	=	$864.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Decrease Charge (only for Base and Focus Policies)

If you decrease the specified amount during the first 8 Policy years (or during the 8-year period following an increase in specified amount), we will deduct a decrease charge from your cash value. We will deduct the charge as part of your monthly deduction on the Monthiversary on which the decrease in specified amount is effective.

The decrease charge is equal to:	•	the surrender charge as of the date of the decrease applicable to that portion of the layer of the specified amount that is decreased. See Surrender Charge above.

Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

Example:

January 1, 2001	Policy issued for $300,000
January 1, 2004	Policy increased by $200,000
January 1, 2005	Policy decreased by $100,000

If the surrender charge on January 1, 2005 (before the decrease) is:

Layer of

Specified Amount	Surrender Charge

$300,000	$4,656
$200,000	$3,624

The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

100
200	x	$3,624	=	$1,812

We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

•	a change in the death benefit option; or
•	a cash withdrawal (when you select death benefit Option A or when you choose death benefit Option C and the insured’s attained age is 71 or higher).

If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to begin a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

•	We currently allow you to make 12 transfers each year free from charge.
•	We may charge $25 for each additional transfer.
•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•

Transfers due to loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
•	We will not increase this charge.

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Loan Interest Spread

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We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge (only for Base and Focus Policies)

•	After the first Policy year, you may take one cash withdrawal per Policy year.
•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

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We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

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Rider Charges (Only certain supplemental benefits are available under the WRL Xcelerator Exec Policy)

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•

Living Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

•

Inflation Fighter Rider. Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. The new layer of cost of insurance charge and monthly per unit charge resulting from the annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•

Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. We assess a monthly per unit charge based on each insured’s issue age, Policy year and the rider face amount. Cost of insurance charges and monthly per unit charges generally will increase each year with the age of the insured.

•

Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•

Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•

Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. We assess a monthly per unit charge based on the insured’s issue age, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by AFSG that are attributable to our variable insurance products are then credited to us as an administrative expense. These fees range from 0.10% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). We and our affiliates, including AFSG, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

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Incoming Payments to Western Reserve and AFSG
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Series Fund ***	0.00%	Fidelity Variable Insurance Products Fund	0.25%**
ProFunds VP	0.25%

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*

Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

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***

Since the Series Fund is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant.

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•

Other payments. We and our affiliates, including Transamerica Capital, Inc. (“TCI”), InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These amounts are paid out of the advisers’ or sub-advisers’ own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay ISI varying amounts to obtain access to ISI’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2005, TCI received revenue sharing payments ranging from $3,000 to $112,000 (for a total of $605,041) from the following fund managers and/or sub-advisers to participate in TCI’s events: Saloman Brothers Asset Management, T. Rowe Price Associates, Inc., American Century Investment Management, MFS Investment Management, Mercury Advisors, Great Companies, LLC, Franklin Templeton, Evergreen Investments, Marsico Capital Management, Transamerica Investment Management, Pacific Investment Management Company LLC, Van Kampen Investments, Janus Capital Management, Jennison Associates, and Lehman Brothers/Neuberger Berman.

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Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;
•	to receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
•	to change the owner of the Policy; and
•	to change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	to assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Purchasing a Policy

To purchase a Policy, you must submit a completed application (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Base Policy is generally $50,000 ($500,000 for a Focus Policy and $100,000 for an Exec Policy). We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage for the Base Policy:

>	band 1: $50,000 - $499,999
>	band 2: $500,000 - $999,999
>	band 3: $1,000,000 and over

Only bands 2 and 3 above are available under the Focus Policy.

We offer the following four specified bands of coverage under the Exec Policy:

>	band 1: $100,000 - $249,999
>	band 2: $250,000 - $499,999
>	band 3: $500,000 - $999,999
>	band 4: $1,000,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Base Policy or Focus Policy to you if the insured is over age 85 (age 80 for an Exec Policy). The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

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The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	the amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:	•	the date of application;
	•	the date of the last medical examination, test, and other
screenings required by us, if any (the “Effective
Date”). Such conditional insurance will take effect as
of the Effective Date, so long as all of the following
requirements are met:
1.

Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;
3.

The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our office within the lifetime of the proposed insured;

4.

All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our office.

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Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:
> all blanks in the conditional receipt are completed; and
> the Receipt is signed by a registered representative or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•

If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

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Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes, which may vary by state:

•	We will no longer accept any further premium payments;
•	We will no longer deduct the monthly deductions;
•	We will continue to deduct the mortality and expense risk charge, if any;
•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans;
•	We will continue to accept Policy loan repayments and loan interest payments; and
•	We will continue to permit Policy loans and withdrawals to be made.

WRL Xcelerator Focus

A Focus Policy differs from a Base Policy in the following ways:

•	The Policy’s minimum specified amount must be at least $500,000 (band 2);
•	Mandatory first year premium allocation to a limited number of designated subaccounts (see details below);
•	Current monthly per unit charges are lower for the entire duration of the Policy if the mandatory allocations to the designated subaccounts remain unchanged by you during the first Policy year;
•

Any transfers or changes in premium allocation choices you make from the designated subaccounts in the first Policy year may result in Western Reserve’s raising the current monthly per unit charges to the same levels as the Base Policy; and

•	The minimum no lapse period is reduced as indicated below.

The minimum specified amount for the Focus is $500,000. During the first Policy year, we will designate the subaccounts to which you must allocate your premiums and the percentage allocations to each such designated subaccount. Your premium allocations will automatically be invested in the subaccounts we designate – currently WRL AEGON Bond, WRL Federated Growth & Income, WRL Transamerica Money Market and the Fidelity VIP Index 500 Portfolio – according to the premium allocation percentages in effect at that time. We reserve the right to change the designated subaccounts and the percentage allocations to each designated subaccount for future Policies. Before purchasing a Focus Policy, you should consult your registered representative for information about the current subaccount and allocation percentages applicable to these Policies. To receive the lower monthly per unit charge for the period during which this charge applies, you may not make transfers from the designated subaccounts to other subaccounts or the fixed account or modify the allocation percentages during the first Policy year. We will not allow dollar cost averaging or Internet transfers during the first Policy year. After the first Policy year, you may make transfers from the designated subaccounts to any of the other subaccounts, including the fixed account, available under the Policy and modify the allocation percentages. If you make a transfer out of any of the designated subaccounts or modify the allocation percentages during the first Policy year, we reserve the right to increase your monthly per unit charge to the same current monthly per unit charges in effect for the Base Policy and keep these higher charges in effect for the life of the Policy.

A Focus Policy will have a shorter minimum no lapse period. For a Policy issued to an insured ages 0 – 55, the no lapse date is the same date as the Policy’s eighth anniversary. For a Policy issued to an insured ages 56 – 60, the no lapse date is the Policy anniversary at the insured’s attained age 64. For a Policy issued to an insured ages 61 – 85, the no lapse period is the fourth Policy anniversary. The no lapse date is specified in your Policy.

The Focus Policy may not be available in all states.

WRL Xcelerator Exec

We may issue a different Policy for certain group or sponsored arrangements (“Exec Policies”). Under Exec Policies, the policyowner purchases individual policies covering a group of individuals (e.g., Section 419 employer-sponsored benefit plans and non-qualified deferred compensation plans). A sponsored arrangement is where a group solicitation of Policies is permitted or requested. Exec Policies may be subject to special tax rules and consequences and other legal restrictions.

An Exec Policy differs from a Base or Focus Policy in the following ways:

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•	Minimum specified amount, banding, rate classes, and issue ages are different;
•	There is no surrender charge;
•	Minimum no lapse period is not available;
•	There is no withdrawal charge and a maximum of 12 withdrawals per Policy year are allowed;
•	Death Benefit Option C is not available under the Policy;
•	Decreases in specified amount after Policy year 7 will allow a one-time decrease of up to 50% of the cash value (instead of the 20% allowed for the Base or Focus Policies);
•	Cost of Insurance rates are different;
•	Monthly Per Unit Charges are different. The maximum period during which per unit charges are payable is to the anniversary when the insured attains age 100;
•	For non-substandard rate class, the guaranteed cost of insurance rates will never be greater than the rates in the Commissioners 1980 Standard Ordinary Mortality Tables; and
•	Only the Disability Waiver of Monthly Deductions Rider and the Disability Waiver of Premium Rider are available on Exec Policies, and these riders are available only under fully underwritten Policies.

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Purchasing an Exec Policy

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We may issue a different Policy (i.e. an Exec Policy), where a business entity or a trust is usually the owner of an individual Policy or a collection of individual Policies styled in the manner of a group-sponsored arrangement. Such Policies generally are purchased as a part of strategic structures used to implement a business or estate plan. Such strategic structures may be subject to special tax rules and consequences, specific accounting procedures and requirements, and/or certain legal restrictions.

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To purchase an Exec Policy, you must submit a completed application (selecting the choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy with the following limits. Our current minimum specified amount for a Policy is generally $100,000. We currently charge lower costs for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

>	band 1: $100,000 - $249,999
>	band 2: $250,000 - $499,999
>	band 3: $500,000 - $999,999
>	band 4: $1,000,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. Issue ages for a Policy are 18 – 80 (18 – 70 for simplified or guaranteed issue). We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Charges

The Exec Policy does not have a surrender charge, decrease charge or a withdrawal charge.

The Exec Policy may not be available in all states.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. Allocation restrictions will apply to premiums paid in the first Policy year of a Focus Policy. You must follow these guidelines:

•	allocation percentages must be in whole numbers;
•

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and
•

unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our office. Upon instructions from you, the registered representative of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our office before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus the number of days in your state's free-look period, plus five days. Please contact your registered representative for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market subaccount or the WRL AEGON Bond subaccount (depending on which account you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium (only for Base and Focus Policies)

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount (including specified amount increases generated by the Inflation Fighter Rider) or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including specified amount increases generated by the Inflation Fighter Rider), or if any of the riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest and minus any decrease charge) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

After the no lapse guarantee period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

                For a Base Policy issued to any insured 0-55, the no lapse date is the same date as the Policy’s 10th anniversary. For a Base Policy issued to an insured ages 56-59, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Base Policy issued to an insured ages 60-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy. A Focus Policy will have a shorter minimum no lapse period (see WRL Xcelerator Focus on page 36); the minimum no lapse period is not available under the Exec Policy (see WRL Xcelerator Exec on page 37).

Premium Limitations

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Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitation, if applicable, by which the Policy qualifies as life insurance under federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

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Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•	Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.
•	You currently may request transfers in writing (in a form we accept), by fax, by telephone to our office or electronically through our website (www.westernreserve.com).
•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	We may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.
•	Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.
•

Transfers between any ProFunds VP subaccount and any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer. Transfer requests received via overnight or priority delivery will be returned to you.

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We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

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The market timing policy and the related procedures (discussed below) do not apply to the ProFunds VP subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds VP subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

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Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

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Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

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(1)        dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
	(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

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We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

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Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer

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from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

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Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

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We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

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In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

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Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

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•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

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Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

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In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

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Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

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Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable

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insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

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Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

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Policyowners should be aware that we expect to be contractually obligated to prohibit transfers by policyowners identified as potentially problematic by underlying fund portfolios, and to provide the policyowner transaction data to the underlying funds portfolios.

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Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds VP Subaccounts. The restrictions above do not apply to ProFunds VP subaccounts. However, you may only transfer between ProFunds VP subaccounts and non-ProFunds VP subaccounts by sending us your written request, with original signature authorizing each transfer, through standard United States Postal Service First Class mail (no expedited transfers). Transfers that involve only the ProFunds VP subaccounts may generally use expedited transfer privileges.

Because the above restrictions do not apply to the ProFunds VP subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management and increased expenses).

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Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 727-299-1620.

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Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our office.
•	We will not be responsible for same-day processing of transfers if faxed to a number other than 727-299-1620.
•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your registered representative of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

>	25% of the amount in the fixed account; or
>	the amount you transferred from the fixed account in the immediately prior Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet. Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our office.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

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Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount or the fixed account to a subaccount that you choose. Dollar cost averaging is not available with the ProFunds VP subaccounts. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.

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To start dollar cost averaging:	•	you must submit a completed form signed by the owner to us at our office requesting dollar cost averaging;
	•	you may be required to have at least $5,000 in each account from which we will make transfers;
	•	your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and
	•	each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	•	we receive your request to cancel your participation;
	•	the value in the accounts from which we make the transfers is depleted;
	•	you elect to participate in the asset rebalancing program; or
	•	you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

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We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the ProFunds VP subaccounts or the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

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You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	you must submit a completed asset rebalancing request form to us at our office; and
	•	you may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	•	you elect to participate in the dollar cost averaging program;
	•	we receive your request to discontinue participation at our office;
	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed as agents of Western Reserve or registered representatives of the broker-dealer through which the Policy is sold. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Policy Values

Cash Value

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•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.
•	Equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.
•	Is determined on the Policy date and on each valuation date.
•	Has no guaranteed minimum amount and may be more or less than premiums paid.

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Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any surrender charge as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest.

Subaccount Value

Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	units purchased with additional net premium(s); plus
	•	units purchased through transfers from another subaccount or the fixed account; minus
	•	units redeemed to pay for monthly deductions; minus
	•	units redeemed to pay for cash withdrawals; minus
	•	units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus
	•	units redeemed to pay for a decrease charge because of any specified amount decreases; minus
	•	units redeemed to pay cash withdrawal charges and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received at our office.

Subaccount Unit Value

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The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

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The unit value of any subaccount at the end of a valuation period is calculated as:	•

the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus
	•	amounts charged to pay for monthly deductions; minus
	•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer or decrease charges; minus
	•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
	•	any monthly deductions due during the grace period (if applicable); minus
	•	any outstanding loan amount and accrued loan interest; plus
	•	any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death. The Exec Policy offers only death benefit Option A or Option B.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase. Adjustments will be reflected in the monthly deduction.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and risk class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different than the corridor under the GLPT. Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Death Benefit Option A equals the greatest of:	1.	the current specified amount; or
	2.	a specified percentage called the "limitation percentage," as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option A equals the greatest of:	1.	the current specified amount; or
	2.

a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference of the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, rate band, and attained age at the beginning of each Policy year.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy, not including the rider, must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Policy, not including the rider, will exceed the $100,000 specified amount. The figure of $48,520 is derived because 297% of ($48,520 – $14,850) equals $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, so long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Policy, not including the rider, will equal the specified amount of the Policy.

Under the Guideline Premium Test

Death Benefit Option B equals the greatest of:	1.	the current specified amount; plus the cash value on the insured's date of death; or
	2.	the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option B equals the greatest of:	1.	the current specified amount; plus the cash value on the primary insured's date of death; or
	2.

a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Policy, not including the rider, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, the death benefit for the Policy, not including the rider, will be greater than the specified amount plus cash value. The figure of $73,149 is derived because 297% of ($73,149 – $14,850) equals $100,000 + $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Policy, not including the rider, will be the specified amount plus the cash value of the Policy.

Death Benefit Option C equals the greatest of:	1.	death benefit Option A; or
	2.	the current specified amount, multiplied by an age-based "factor" equal to the lesser of
• 1.0 or
• 0.04 times (95 minus insured's attained age at death) (the "factor" will never be less than zero); plus the cash value on the insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C--Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Effect of Inflation Fighter Rider on the Death Benefit

If you choose Option A you may add the Inflation Fighter Rider. Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary. If you change from Option A to either Option B or Option C, the Inflation Fighter Rider will terminate and future scheduled increases in specified amount will automatically cease. The Inflation Fighter Rider is not available under the Exec Policy.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

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After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

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•	You must send your written request to our office.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	You may not change the death benefit option after the insured attains age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

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You may increase the specified amount once each Policy year if you have not already decreased the specified amount in that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount in that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium or cash value accumulation, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.

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In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule. This also applies to increases generated by the Inflation Fighter Rider.

You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:	•	you must send your written request to our office;
	•	decreases are only allowed after the third Policy year;
	•	you may not increase your specified amount in the same Policy year that you decrease your specified amount;
	•	you may not decrease your specified amount lower than the minimum specified amount under band 1 (or band 2 for a Focus Policy) shown on your Policy schedule page;
	•	you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
•

until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

	•	a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;
•

we will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount);

•

if a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the decrease in specified amount; and

	•	a decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	•	we will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;
	•	your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;
	•	a requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;
	•	we may require your requested increase in specified amount to be at least $10,000;
	•	you may not decrease your specified amount in the same Policy year that you request an increase in your specified amount;
•

if an increase (including specified amount increases generated by the Inflation Fighter Rider) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the increase in specified amount;

•

an increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) will cause a new minimum monthly guarantee premium to be calculated for the Base and Focus Policies. The new minimum monthly guarantee premium is effective on the date of increase;

•

each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) for the Base and Focus Policies will have its own surrender charge that applies for 8 years after the date of each increase. This charge may significantly reduce your net surrender value; and

	•	increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	•	You must send your written cash withdrawal request with an original signature to our office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1620.
	•	We allow one cash withdrawal per Policy year under Base and Focus Policies, and a maximum of twelve (12) withdrawals per Policy year under the Exec Policy.
•

We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 5 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•

You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our office.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
•	You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider if you make a cash withdrawal.
•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates and monthly per unit charges would be higher. You also may have to pay higher minimum monthly guarantee premiums. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting our office.

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our office, to one of our branch offices or to the registered representative who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:

•	your cash value in the subaccounts and the fixed account on the date we (or our registered representative) receive the returned Policy at our office; plus
•	any charges and taxes we deduct from your premiums; plus
•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to	•	we may require you to borrow at least $500; and
certain conditions:	•	the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

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You may also fax your loan request to us at 727-299-1620 (subject to the $50,000 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

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You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly specified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. On and after the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

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Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. The Base Policy and the Focus Policy provide a no lapse period guarantee. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

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If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee (only for Base and Focus Policies)

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This Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date. A Focus Policy has a shorter no lapse period (see page 36).

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No lapse date	•

For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the 10th anniversary. For a Policy issued to an insured ages 56 – 59, the no lapse date is the Policy anniversary at the insured’s attained age 65.

	•	For a Policy issued to an insured ages 60-85, the no lapse date is the fifth Policy anniversary.
	•	The no lapse date is specified in your Policy.

Early termination of the no lapse period guarantee:	•	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:

		>	the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:	•

If you change death benefit options, increase or

decrease the specified amount, or if supplemental benefits (riders) are added, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our office;
•	provide evidence of insurability satisfactory to us;
•

if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•

if the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•

Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

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Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to

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non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

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Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

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Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of policyowners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or
•	the end of the grace period; or
•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all

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states, certain benefits and features may vary by state and may be available under a different name in some states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so. Some riders are not available under an Exec Policy.

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Children's Insurance Rider

This rider provides a face amount of insurance on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each child insured with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy's specified amount).

Subject to certain limitations, we will pay the face amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;
•	the death occurs within 90 days of the accident; and
•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:
•	the Policy anniversary on or following the primary insured's 70th birthday; or
•	the date the Policy terminates; or
•	the Monthiversary when the rider terminates at the owner's request.

Other Insured Rider

This rider may insure the spouse (or a non-spouse Other Insured when required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse Other Insured, as required by state law, is the insured, there may be adverse tax consequences. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $1,000,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our office of the other insured's death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

Conditions to convert the rider:	•	your request must be in writing and sent to our office;
	•	the other insured has not reached his/her 86th birthday;
	•	the new policy is any permanent insurance policy that we currently offer for conversion;
•

subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

	•	we will base the premium for the new policy on the other insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	the Policy anniversary on or following the other insured's 100th birthday; or
	•	the date the Policy terminates for any reason except for death of the primary insured; or
	•	31 days after the death of the primary insured; or
	•	the date of conversion of this rider; or
	•	the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver of Monthly Deductions Rider

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Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age at the time the rider is purchased. For Exec Policies, this rider is only available on fully underwritten Policies. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof that:

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•	the primary insured is totally disabled;
•	the primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday; and
•	the primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the monthly deduction benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:
	•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•

the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

	•	the date the Policy terminates; or
	•	the Monthiversary on which this rider is terminated on written request by the owner.

When we are paying benefits under the rider, due to the primary insured's total disability, on the Policy anniversary after the insured's 60th birthday, the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

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Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age. For Exec Policies, this rider is only available on fully underwritten Policies. This rider is not available together with the Disability Waiver of Monthly Deductions Rider. In order to pay a benefit, we must receive proof that:

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•	the primary insured is totally disabled;

•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday; and
•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:
	•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•

the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

	•	the date the Policy terminates; or
	•	the Monthiversary on which this rider is terminated on written request by the owner.

Primary Insured Rider Plus ("PIR Plus")

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	the rider increases the Policy's death benefit by the rider's face amount;
	•	the rider may be purchased from issue ages 0-85;
	•	the minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;
	•	we do not assess any additional surrender charge for the rider;
•

generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and terminates at age 100, and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed;

	•	you may cancel or reduce your rider coverage without decreasing your Policy's specified amount;
	•	you may generally decrease your Policy's specified amount without reducing your rider coverage; and
	•	subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	•	your request must be in writing and sent to our office;
	•	the primary insured has not reached his/her 86th birthday;
	•	the new policy is any permanent insurance policy that we currently offer for conversions;
	•	we may allow an increase to the Policy’s specified amount if the Policy and all of the riders in force allow such an increase;

•

the amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Policy; and

•	we will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	the Policy anniversary on or following the primary insured’s 100th birthday; or
	•	the date the Policy terminates; or
	•	the date you fully convert this rider; or
	•	the Monthiversary on which you terminate the rider by written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	the benefit available under any PIR Plus in force.
•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single-sum benefit; or
•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Inflation Fighter Rider

This rider provides scheduled annual increases to the Policy's specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy's 20th anniversary, without an additional application or evidence of insurability. This rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application. The rider is not available to insureds in a substandard rating class.

Features of the rider:	•	the Policy's initial specified amount must be less than $1,000,000;
	•	any change to the Policy's death benefit option will cause the rider to terminate and annual specified amount increases to stop;
	•	any withdrawal, or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop;
	•	if you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop;
•

future scheduled specified amount increases under the rider apply only to the Policy's specified amount on the Policy date plus any previous scheduled specified amount increases under the rider. Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date;

•

the Policy's surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. (See Appendix B for an example table showing these charges.) Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider;

	•	the no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider;
•

each time a scheduled increase in specified amount is made under the rider, the minimum monthly guarantee premium, and the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes, will be recalculated;

•

scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue;

•

banding of specified amounts for purposes of applying cost of insurance rates and monthly per unit charges is determined by adding the Policy's specified amount and the sum of the specified amounts created by operation of the rider. The resulting cost of insurance rates and monthly per unit charges, according to the appropriate specified amount band, will then apply to both the Policy's specified amount and to each of the specified amount increases generated by the rider; and

•

any requested decreases in specified amount are applied on a "last-in-first-out" basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of:
	•	the processing date of a requested decrease in the specified amount of the Policy; or
	•	the date an automatic increase, under the terms of this rider, is declined by the owner; or
	•	the day following the 20th anniversary of the Policy; or
	•	a cash withdrawal from the Policy; or
	•	any change in death benefit option; or
	•	the date the primary insured dies; or
	•	the date the Policy terminates for any reason other than the death of the primary insured; or
	•	the date we receive your written request to terminate the Policy or this rider.

Under the rider the Policy's specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

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The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2005 on the Xcelerator was, on average, 73% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10; on the Focus Policy it was, on average, 34% of all

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premiums made during the first Policy year, plus 2% of all premiums made during Policy years 2 – 10; and on the Exec Policy it is expected to be, on average, 17% of all premiums made during the first Policy year plus 13% of all premiums made during Policy years 2 – 5, plus 3% of all premiums made during Policy years 6 – 10. We will pay an additional trail commission of up to 0.25% of the Xcelerator Policy's subaccount value (excluding the fixed account), and 0.15% of the Focus Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by NASD rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

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Special Compensation that We Pay to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to AFSG and pays the cost of AFSG’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

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Western Reserve’s two main distribution channels are ISI and WGS, both affiliates, who sell Western Reserve products.

Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

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WGS receives a 4% expense allowance on all commissions paid on first year variable life target premiums paid for sales of Western Reserve’s variable life insurance products. In addition, WGS indirectly receives a payment of 2% of first year variable life target premiums as a licensing and commission allowance.

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Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

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In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example,

ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

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                Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

There continues to be significant federal and state regulatory activity relating to financial services companies. Western Reserve and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (“SEC”). In particular, Western Reserve has responded to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by Western Reserve, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution.  Western Reserve and its affiliates are actively working with the SEC in this matter; however, the exact resolution cannot be determined at this time.  Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, Western Reserve does not believe the resolution will be material to its financial position. Western Reserve and/or its affiliates, and not the separate account or its policyowners, will bear the costs regarding these regulatory matters.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount's actual historical investment performance, modified to reflect certain of the Policy’s fees and charges. The total return of a subaccount measures performance from the date the subaccount begins investing in the underlying portfolios. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5, and 10 years, the total return for these periods are provided, adjusted to reflect certain fees and charges for the Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

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The numbers reflect deductions for the annual guaranteed mortality and expense risk charge (0.75%), investment management fees and direct fund expenses.

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These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

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For the Periods Ended on December 31, 2005

Subaccount	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
WRL AEGON Bond	1.53%	2.92%	5.00%	4.69%	10/02/86
WRL Asset Allocation – Conservative Portfolio	4.40%	11.51%	N/A	6.37%	05/01/02
WRL Asset Allocation – Growth Portfolio	11.40%	17.90%	N/A	8.12%	05/01/02
WRL Asset Allocation – Moderate Growth Portfolio	9.09%	15.77%	N/A	7.75%	05/01/02
WRL Asset Allocation – Moderate Portfolio	6.64%	13.47%	N/A	6.97%	05/01/02
WRL Capital Guardian Value	6.91%	18.26%	N/A	7.62%	05/01/02
WRL Clarion Global Real Estate Securities	12.63%	26.01%	17.79%	11.83%	05/01/98
WRL Federated Growth & Income	4.18%	12.44%	10.34%	10.80%	03/01/94
WRL Great Companies – AmericaSM	3.11%	8.80%	(2.45)%	0.01%	05/01/00
WRL Great Companies – TechnologySM	1.30%	17.63%	(8.95)%	(14.20)%	05/01/00
WRL Janus Growth†	9.13%	17.91%	(4.07)%	7.31%	10/02/86
WRL J.P. Morgan Enhanced Index	2.69%	13.13%	N/A	4.52%	05/01/02
WRL J.P. Morgan Mid Cap Value	8.34%	17.13%	5.82%	6.54%	07/01/99
WRL Marsico Growth	7.77%	14.61%	(1.17)%	(0.42)%	07/01/99
WRL Mercury Large Cap Value	15.08%	20.30%	7.63%	9.18%	05/01/96
WRL MFS High Yield	1.05%	N/A	N/A	7.10%	05/01/03
WRL Munder Net50	7.26%	26.62%	(2.26)%	(0.09)%	07/01/99
WRL PIMCO Total Return	1.57%	3.12%	N/A	4.09%	05/01/02
WRL Salomon All Cap	3.30%	14.49%	2.59%	5.64%	07/01/99
WRL Templeton Great Companies Global	6.67%	12.20%	(4.51)%	8.21%	03/01/94
WRL Third Avenue Value	17.92%	25.78%	12.90%	12.79%	01/02/98
WRL Transamerica Balanced	7.16%	10.15%	N/A	6.53%	05/01/02
WRL Transamerica Convertible Securities	3.11%	12.44%	N/A	7.82%	05/01/02
WRL Transamerica Equity	15.67%	20.08%	N/A	11.24%	05/01/02
WRL Transamerica Growth Opportunities	15.36%	20.25%	N/A	9.13%	05/01/02
WRL Transamerica Money Market(1)	2.11%	0.80%	1.25%	2.85%	10/02/86
WRL Transamerica Small/Mid Cap Value	12.71%	N/A	N/A	16.66%	05/03/04
WRL Transamerica U.S. Government Securities	1.47%	2.05%	N/A	2.97%	05/01/02
WRL Transamerica Value Balanced	5.80%	11.25%	3.61%	6.31%	01/03/95
WRL T. Rowe Price Equity Income	3.33%	13.47%	5.03%	4.33%	07/01/99
WRL T. Rowe Price Small Cap	9.79%	18.78%	1.60%	3.00%	07/01/99
WRL Van Kampen Mid-Cap Growth	6.75%	13.02%	(8.66)%	8.17%	03/01/93

Fidelity VIP Index 500 Portfolio	3.78%	N/A	N/A	8.21%	05/03/04

S&P 500†	3.00%	12.37%	(1.11%)	7.31%	10/02/86

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†	Shows ten year performance.
(1)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

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Because the WRL International Moderate Growth Fund subaccount commenced operations on May 1, 2006, and the ProFund VP Bull, ProFund VP OTC, ProFund VP Money Market, ProFund VP Short Small-Cap, and ProFund VP Small-Cap subaccounts will commence operations on June 12, 2006, the above Table does not reflect rates of return for these subaccounts.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the existing subaccount had been in operation during the time the portfolio was in operation.

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Table 2

Adjusted Historical Portfolio Average Annual Total Return

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For the Periods Ended on December 31, 2005

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Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
AEGON Bond†	1.53%	2.92%	5.00%	4.69%	10/02/86
Asset Allocation – Conservative Portfolio	4.40%	11.51%	N/A	6.37%	05/01/02
Asset Allocation – Growth Portfolio	11.40%	17.90%	N/A	8.12%	05/01/02
Asset Allocation – Moderate Growth Portfolio	9.09%	15.77%	N/A	7.75%	05/01/02
Asset Allocation – Moderate Portfolio	6.64%	13.47%	N/A	6.97%	05/01/02
Capital Guardian Value(5) †	6.91%	18.26%	6.62%	8.48%	05/27/93
Clarion Global Real Estate Securities	12.63%	26.01%	17.79%	11.83%	05/01/98
Federated Growth & Income†	4.18%	12.44%	10.34%	10.80%	03/01/94
Great Companies – AmericaSM	3.11%	8.80%	(2.45)%	0.01%	05/01/00
Great Companies – TechnologySM	1.30%	17.63%	(8.95)%	(14.20)%	05/01/00
Janus Growth†	9.13%	17.91%	(4.07)%	7.31%	10/02/86
J.P. Morgan Enhanced Index(4)	2.69%	13.13%	(1.09)%	5.30%	05/02/97
J.P. Morgan Mid Cap Value	8.34%	17.13%	5.82%	7.17%	05/03/99
Marsico Growth	7.77%	14.61%	(1.17)%	0.10%	05/03/99
Mercury Large Cap Value	15.08%	20.30%	7.63%	9.18%	05/01/96
MFS High Yield(8)	1.05%	8.76%	6.07%	3.31%	06/01/98
Munder Net50	7.26%	26.62%	N/A	(2.65)%	05/29/01
PIMCO Total Return	1.57%	3.12%	N/A	4.09%	05/01/02
Salomon All Cap	3.30%	14.49%	2.59%	6.63%	05/03/99
Templeton Great Companies Global†	6.67%	12.20%	(4.51)%	7.84%	12/03/92
Third Avenue Value	17.92%	25.78%	12.90%	12.79%	01/02/98
Transamerica Balanced	7.16%	10.15%	N/A	6.53%	05/01/02
Transamerica Convertible Securities	3.11%	12.44%	N/A	7.82%	05/01/02
Transamerica Equity(2) †	15.67%	20.08%	1.78%	13.38%	12/31/80
Transamerica Growth Opportunities(3)	15.36%	20.25%	N/A	11.25%	05/02/01
Transamerica Money Market(1) †	2.11%	0.80%	1.25%	2.85%	10/02/86
Transamerica Small/Mid Cap Value†	12.71%	35.08%	13.62%	14.99%	05/04/93
Transamerica U.S. Government Securities(6) †	1.47%	2.05%	3.09%	3.87%	05/13/94
Transamerica Value Balanced†	5.80%	11.25%	3.61%	6.31%	01/03/95
T. Rowe Price Equity Income(7) †	3.33%	13.47%	5.03%	9.04%	01/03/95
T. Rowe Price Small Cap	9.79%	18.78%	1.60%	4.67%	05/03/99
Van Kampen Mid-Cap Growth†	6.75%	13.02%	(8.66)%	8.17%	03/01/93

Fidelity VIP Index 500 Portfolio	3.78%	13.05%	(0.65)%	(1.98)%	01/12/00

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ProFund VP Bull	1.97%	11.14%	N/A	(1.64)%	05/01/01
ProFund VP OTC	(0.57)%	15.97%	N/A	(11.35)%	01/22/01
ProFund VP Money Market	1.04%	(0.09)%	N/A	(0.20)%	10/29/01
ProFund VP Short Small-Cap	3.65%	(17.31)%	N/A	(16.90)%	09/03/02
ProFund VP Small-Cap	2.04%	18.76%	N/A	4.37%	05/01/01

S&P 500†	3.00%	12.37%	(1.11)%	7.31%	10/02/86

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†	Shows ten year performance.
(1)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(3)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(4)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(5)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(6)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(7)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

(8)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

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Because the International Moderate Growth Fund portfolio commenced operations on May 1, 2006, the above Table does not reflect rates of return for this portfolio.

The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2005 was 3.06%.

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Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Death Benefit

Additional Information

Settlement Options
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings

Appendix A – Monthly Per Unit Charges (Rate Per Thousand)

Index to Financial Statements

WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

Glossary

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accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office (effective on or about July 31, 2006)

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Perersburg, Florida, 33716. Our phone number is 1-800-851-9777. Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any money, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

decrease charge

Surrender charge that may be imposed upon a decrease in specified amount during the first 8 Policy years (or during the 8 years subsequent to an increase in specified amount). The Exec Policy does not have a decrease charge.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by the Policy.

issue age

The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

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lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address (effective on or about July 31, 2006)	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments, loan repayments, correspondence and notices should be sent to this address.

minimum monthly guarantee premium (Base and Focus Policies)

The amount shown on your Policy schedule pages that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including increases generated by the Inflation Fighter Rider), or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date (Base Policy)

For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the

Policy’s 10th anniversary. For a Policy issued to an insured ages 56-59, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Policy issued to an insured ages 60-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse date (Focus Policy)

For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the

Policy’s 8th anniversary. For a Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 64. For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met. The Exec Policy does not offer a no lapse period.

NYSE	The New York Stock Exchange.

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planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy	The WRL Xcelerator (the Base Policy) or WRL Xcelerator Focus or WRL Xcelerator Exec variable life insurance policy without any supplemental riders (benefits).

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the Policy date, plus the number of days in your state's free-look period, plus five days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account

The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The initial specified amount is the amount shown on the Policy's schedule pages that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge

If, during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value. The Exec Policy does not have a surrender charge.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Surrender Charge Per Thousand of Specified Amount Layer

(Based on the gender and rate class of the insured)

Male/
Issue	Male/Unisex	Male/Unisex	Female	Female	Female
Age	Tobacco	Non-Tobacco	Juvenile	Tobacco	Non-Tobacco

0	N/A	N/A	21.17	N/A	N/A
1	N/A	N/A	14.69	N/A	N/A
2	N/A	N/A	14.69	N/A	N/A
3	N/A	N/A	14.26	N/A	N/A
4	N/A	N/A	13.82	N/A	N/A
5	N/A	N/A	13.82	N/A	N/A
6	N/A	N/A	13.82	N/A	N/A
7	N/A	N/A	13.82	N/A	N/A
8	N/A	N/A	13.82	N/A	N/A
9	N/A	N/A	13.82	N/A	N/A
10	N/A	N/A	13.82	N/A	N/A
11	N/A	N/A	13.82	N/A	N/A
12	N/A	N/A	13.82	N/A	N/A
13	N/A	N/A	14.26	N/A	N/A
14	N/A	N/A	14.69	N/A	N/A
15	N/A	N/A	15.12	N/A	N/A
16	N/A	N/A	15.34	N/A	N/A
17	N/A	N/A	15.98	N/A	N/A
18	16.56	15.70	16.56	15.70
19	16.78	15.91	16.78	15.91
20	16.99	16.13	16.99	16.13
21	17.78	16.49	17.35	16.49
22	18.07	16.78	17.64	16.78
23	18.43	17.14	18.00	17.14
24	18.72	17.42	18.72	17.42
25	19.51	17.78	19.08	17.78
26	20.14	18.85	19.71	18.42
27	20.74	19.47	20.32	19.05
28	21.27	20.01	21.27	19.59
29	22.27	21.02	21.85	20.60
30	22.84	21.60	22.43	21.18
31	23.94	22.30	23.12	21.89
32	24.54	23.32	24.14	22.92
33	25.60	23.99	24.80	23.59
34	26.57	24.58	25.77	24.18
35	27.19	25.61	26.40	25.21
36	27.49	25.60	26.73	25.22
37	27.78	25.97	27.06	25.25
38	28.17	26.09	26.78	25.40
39	28.44	26.14	26.80	25.15

Issue	Male/Unisex	Male/Unisex	Female	Female
Age	Tobacco	Non-Tobacco	Tobacco	Non-Tobacco

40	28.55	26.36	26.68	25.12
41	30.63	28.13	28.76	26.88
42	32.81	30.00	30.94	28.76
43	35.20	31.77	33.02	30.10
44	37.91	33.85	35.05	31.02
45	40.35	35.67	36.18	31.97
46	42.64	37.34	37.39	32.99
47	44.93	38.79	38.65	34.09
48	47.22	40.30	39.98	35.24
49	49.82	41.91	41.39	36.45
50	52.73	43.63	42.89	37.77
51	55.33	45.47	44.46	39.14
52	58.81	47.44	46.12	40.61
53	61.98	49.53	47.89	42.19
54	66.09	51.78	49.76	43.84
55	69.26	54.18	51.73	45.62
56	72.53	56.72	53.81	47.50
57	74.10	59.46	55.98	49.50
58	74.10	62.37	58.34	51.66
59	74.10	65.49	60.91	54.00
60	74.10	68.86	63.66	56.51
61	74.10	72.46	66.64	59.24
62	74.10	74.10	69.85	62.17
63	74.10	74.10	73.33	65.34
64	74.10	74.10	74.10	68.74
65	74.10	74.10	74.10	72.38
66 and over	74.10	74.10	74.10	74.10

Appendix B

Monthly Per Unit Charges (Rate Per Thousand)

	WRL Xcelerator and WRL Xcelerator Focus*
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.16	0.13	0.12	0	0.01	0	0.03
1	0.16	0.13	0.12	1	0.01	1	0.03
2	0.16	0.13	0.12	2	0.01	2	0.03
3	0.17	0.13	0.12	3	0.01	3	0.03
4	0.17	0.14	0.12	4	0.01	4	0.03
5	0.17	0.14	0.12	5	0.01	5	0.03
6	0.17	0.14	0.12	6	0.01	6	0.03
7	0.17	0.14	0.13	7	0.01	7	0.03
8	0.17	0.14	0.13	8	0.01	8	0.03
9	0.17	0.14	0.13	9	0.01	9	0.03
10	0.17	0.14	0.13	10	0.01	10	0.03
11	0.17	0.14	0.13	11	0.01	11	0.03
12	0.17	0.14	0.13	12	0.01	12	0.03
13	0.17	0.14	0.13	13	0.01	13	0.03
14	0.17	0.14	0.13	14	0.01	14	0.03
15	0.17	0.14	0.13	15	0.01	15	0.03
16	0.17	0.14	0.13	16	0.01	16	0.03
17	0.17	0.14	0.13	17	0.01	17	0.03
18	0.17	0.14	0.13	18	0.01	18	0.03
19	0.17	0.14	0.13	19	0.01	19	0.03
20	0.17	0.14	0.13	20	0.01	20	0.03
21	0.17	0.14	0.13	21	0.01	21	0.03
22	0.17	0.14	0.13	22	0.01	22	0.03
23	0.17	0.14	0.13	23	0.01	23	0.03
24	0.18	0.15	0.13	24	0.01	24	0.03
25	0.18	0.15	0.14	25	0.01	25	0.03
26	0.18	0.15	0.14	26	0.01	26	0.03
27	0.19	0.16	0.14	27	0.01	27	0.04
28	0.19	0.16	0.15	28	0.01	28	0.04
29	0.20	0.17	0.16	29	0.01	29	0.04
30	0.20	0.17	0.16	30	0.01	30	0.04
31	0.21	0.18	0.17	31	0.01	31	0.04
32	0.22	0.19	0.18	32	0.01	32	0.04
33	0.23	0.20	0.19	33	0.01	33	0.05
34	0.24	0.21	0.20	34	0.01	34	0.05
35	0.25	0.22	0.21	35	0.01	35	0.05
36	0.26	0.23	0.22	36	0.01	36	0.05
37	0.28	0.25	0.23	37	0.01	37	0.06
38	0.29	0.26	0.25	38	0.01	38	0.06
39	0.31	0.28	0.26	39	0.02	39	0.07
40	0.32	0.29	0.28	40	0.02	40	0.07
41	0.34	0.31	0.30	41	0.02	41	0.07

* Different monthly per unit charges apply under the Exec Policies. See the SAI for these charges.

	WRL Xcelerator and WRL Xcelerator Focus*
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

42	0.36	0.33	0.32	42	0.02	42	0.08
43	0.38	0.35	0.33	43	0.02	43	0.08
44	0.40	0.37	0.35	44	0.02	44	0.09
45	0.41	0.38	0.37	45	0.02	45	0.09
46	0.43	0.40	0.39	46	0.02	46	0.10
47	0.45	0.42	0.41	47	0.02	47	0.10
48	0.47	0.44	0.42	48	0.03	48	0.11
49	0.48	0.45	0.44	49	0.03	49	0.11
50	0.50	0.47	0.46	50	0.03	50	0.11
51	0.52	0.49	0.48	51	0.03	51	0.12
52	0.54	0.51	0.50	52	0.03	52	0.12
53	0.57	0.54	0.52	53	0.03	53	0.13
54	0.60	0.57	0.56	54	0.03	54	0.14
55	0.63	0.60	0.59	55	0.04	55	0.15
56	0.68	0.65	0.63	56	0.04	56	0.16
57	0.72	0.69	0.68	57	0.04	57	0.17
58	0.78	0.75	0.74	58	0.04	58	0.18
59	0.83	0.80	0.79	59	0.05	59	0.20
60	0.89	0.86	0.85	60	0.05	60	0.21
61	0.96	0.93	0.91	61	0.05	61	0.23
62	1.02	0.99	0.98	62	0.06	62	0.24
63	1.08	1.05	1.04	63	0.06	63	0.26
64	1.14	1.11	1.10	64	0.07	64	0.27
65	1.20	1.17	1.16	65	0.07	65	0.29
66	1.25	1.22	1.21	66	0.07	66	0.30
67	1.31	1.28	1.27	67	0.08	67	0.32
68	1.37	1.34	1.32	68	0.08	68	0.33
69	1.42	1.39	1.38	69	0.08	69	0.35
70	1.48	1.45	1.44	70	0.09	70	0.36
71	1.54	1.51	1.49	71	0.09	71	0.37
72	1.59	1.56	1.55	72	0.09	72	0.39
73	1.65	1.62	1.61	73	0.10	73	0.40
74	1.70	1.67	1.66	74	0.10	74	0.42
75	1.76	1.73	1.72	75	0.10	75	0.43
76	1.82	1.79	1.77	76	0.11	76	0.44
77	1.88	1.84	1.83	77	0.11	77	0.46
78	1.95	1.90	1.89	78	0.11	78	0.47
79	2.01	1.96	1.94	79	0.12	79	0.49
80	2.08	2.01	2.00	80	0.12	80	0.50
81	2.14	2.07	2.06	81	0.12	81	0.51
82	2.20	2.13	2.11	82	0.13	82	0.53
83	2.25	2.18	2.17	83	0.13	83	0.54
84	2.29	2.24	2.23	84	0.13	84	0.56
85	2.32	2.29	2.28	85	0.14	85	0.57

* Different monthly per unit charges apply under the Exec Policies. See the SAI for these charges.

Appendix C

Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator (Base Policy)

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The charts below show the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider. These are based on a male, issue age 33, Preferred Elite rate class with an initial specified amount of $100,001.

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Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	33	100,001	2,399
2	34	103,531	2,174
3	35	107,186	1,848
4	36	110,969	1,678
5	37	114,887	1,263
6	38	118,942	1,073
7	39	123,141	874
8	40	127,488	429
9	41	131,988	441
10	42	136,647	473
11	43	141,471	511
12	44	146,465	558
13	45	151,635	609
14	46	156,988	665
15	47	162,529	724
16	48	168,266	785
17	49	174,206	848
18	50	180,356	915
19	51	186,722	987
20	52	193,314	1,064
21	53	200,138	1,148
22	54	200,138	874
23	55	200,138	670
24	56	200,138	468
25	57	200,138	287
26	58	200,138	164
27	59	200,138	68
28	60	200,138	-

[graph]

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The above chart shows the base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

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Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	33	100,001	276
2	34	103,531	286
3	35	107,186	297
4	36	110,969	309
5	37	114,887	322
6	38	118,942	336
7	39	123,141	352
8	40	127,488	369
9	41	131,988	111
10	42	136,647	121
11	43	141,471	132
12	44	146,465	144
13	45	151,635	156
14	46	156,988	170
15	47	162,529	184
16	48	168,266	200
17	49	174,206	216
18	50	180,356	232
19	51	186,722	250
20	52	193,314	269
21	53	200,138	290
22	54	200,138	263
23	55	200,138	233
24	56	200,138	200
25	57	200,138	166
26	58	200,138	129
27	59	200,138	89
28	60	200,138	47
29	61	200,138	-

[graph]

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

The above chart shows the current Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase. The Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase. In this example, the Policy moves from band 1 to band 2 in Policy year 5, resulting in lower monthly per unit charge rates.

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Appendix D

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

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We based the illustration on page 89 on a Base Policy for an insured who is a 33 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $900, a $100,001 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

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The illustration for the representative insured on page 90 is based on the same factors as those on page 89, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

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We based the illustration on page 91 on an Exec Policy for an insured who is a 45 year old male in the Standard Non-Tobacco rate class (the “representative insured”) paying an annual premium of $5,000, paid on the first day of each Policy year for durations 1 through 7, a $130,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

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The illustration for the representative insured on page 92 is based on the same factors as those on page 91, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Mortality Tables).

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The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges. These charges are:

(1)

the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.30% after the first 15 Policy years). We intend to reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year;

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(2)

estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.95% of the portfolios’ gross average daily net assets. The 0.95% gross average portfolio expense level assumes an equal allocation of amounts among the 38 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2005 for the portfolios to calculate the gross average annual expense level; and

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(3)	the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge.

For the Base Policy and the Focus Policy, the net surrender value in a Policy year also reflects the amount you would pay in surrender charges if you surrendered the Policy during that Policy year. We do not deduct a surrender charge under the Exec Policy. Therefore, the net surrender value and the cash value in a given Policy year are the same.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our office. (See prospectus back cover – Inquiries.)

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WRL XCELERATOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 33

Specified Amount	$100,001	Preferred Elite Class
Annual Premium	$900	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	100,001	100,001	100,001	495	537	564
2	100,001	100,001	100,001	952	1,064	1,142
3	100,001	100,001	100,001	1,396	1,609	1,763
4	100,001	100,001	100,001	1,828	2,174	2,431
5	100,001	100,001	100,001	2,250	2,759	3,151
6	100,001	100,001	100,001	2,660	3,366	3,927
7	100,001	100,001	100,001	3,061	3,996	4,765
8	100,001	100,001	100,001	3,451	4,649	5,667
9	100,001	100,001	100,001	4,102	5,607	6,928
10	100,001	100,001	100,001	4,736	6,600	8,288
15	100,001	100,001	100,001	7,623	12,116	16,852
20	100,001	100,001	100,001	10,385	19,327	30,387

25	100,001	100,001	100,001	12,632	28,218	51,069
30 (Age 63)	100,001	100,001	104,608	14,144	39,152	83,023
35 (Age 68)	100,001	100,001	156,078	14,556	52,651	132,270

40 (Age 73)	100,001	100,001	230,384	13,271	69,607	207,553
45 (Age 78)	100,001	100,001	339,747	9,282	91,785	323,569
50 (Age 83)	100,001	127,198	525,864	568	121,141	500,823
55 (Age 88)	*	165,827	808,199	*	157,930	769,714
60 (Age 93)	*	210,061	1,212,152	*	203,943	1,176,847
65 (Age 98)	*	264,847	1,815,906	*	264,847	1,815,906
67 (Age 100)	*	293,950	2,161,238	*	293,950	2,161,238

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	-	-	-	20	10,385	19,327	30,387
2	-	-	-	25	12,632	28,218	51,069
3	-	-	83	30 (Age 63)	14,144	39,152	83,023
4	389	735	991	35 (Age 68)	14,556	52,651	132,270
5	1,290	1,800	2,191	40 (Age 73)	13,271	69,607	207,553
6	1,941	2,647	3,207	45 (Age 78)	9,282	91,785	323,569
7	2,581	3,517	4,285	50 (Age 83)	568	121,141	500,823
8	3,451	4,649	5,667	55 (Age 88)	*	157,930	769,714
9	4,102	5,607	6,928	60 (Age 93)	*	203,943	1,176,847
10	4,736	6,600	8,288	65 (Age 98)	*	264,847	1,815,906
15	7,623	12,116	16,852	67 (Age 100)	*	293,950	2,161,238

* In the absence of an additional payment, the Policy would lapse.

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WRL XCELERATOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 33

Specified Amount	$100,001	Preferred Elite Class
Annual Premium	$900	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	100,001	100,001	100,001	386	422	447
2	100,001	100,001	100,001	761	859	928
3	100,001	100,001	100,001	1,125	1,310	1,443
4	100,001	100,001	100,001	1,335	1,627	1,846
5	100,001	100,001	100,001	1,530	1,947	2,270
6	100,001	100,001	100,001	1,709	2,269	2,718
7	100,001	100,001	100,001	1,872	2,591	3,190
8	100,001	100,001	100,001	2,017	2,910	3,685
9	100,001	100,001	100,001	2,142	3,227	4,205
10	100,001	100,001	100,001	2,247	3,539	4,750
15	100,001	100,001	100,001	2,407	4,956	7,874
20	100,001	100,001	100,001	1,803	5,978	11,926
25	100,001	100,001	100,001	1,083	7,255	18,376
30 (Age 63)	*	100,001	100,001	*	6,214	26,103
35 (Age 68)	*	*	100,001	*	*	34,726

40 (Age 73)	*	*	100,001	*	*	43,697
45 (Age 78)	*	*	100,001	*	*	51,220
50 (Age 83)	*	*	100,001	*	*	54,432
55 (Age 88)	*	*	100,001	*	*	39,932
60 (Age 93)	*	*	*	*	*	*
65 (Age 98)	*	*	*	*	*	*
67 (Age 100)	*	*	*	*	*	*

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	-	-	-	20	1,803	5,978	11,926
2	-	-	-	25	1,083	7,255	18,376
3	-	-	-	30 (Age 63)	*	6,214	26,103
4	-	188	406	35 (Age 68)	*	*	34,726
5	570	988	1,311	40 (Age 73)	*	*	43,697
6	989	1,549	1,999	45 (Age 78)	*	*	51,220
7	1,393	2,111	2,710	50 (Age 83)	*	*	54,432
8	2,017	2,910	3,685	55 (Age 88)	*	*	39,932
9	2,142	3,227	4,205	60 (Age 93)	*	*	*
10	2,247	3,539	4,750	65 (Age 98)	*	*	*
15	2,407	4,956	7,874	67 (Age 100)	*	*	*

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* In the absence of an additional payment, the Policy would lapse.

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WRL XCELERATOR EXEC

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 45

Specified Amount	$130,000	Standard Non-Tobacco Class
Annual Premium	$5,000 for 7 yrs	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	130,000	130,000	130,000	4,330	4,611	4,799
2	130,000	130,000	130,000	7,997	8,808	9,368
3	130,000	130,000	130,000	11,577	13,160	14,291
4	130,000	130,000	130,000	15,072	17,677	19,602
5	130,000	130,000	130,000	18,495	22,377	25,343
6	130,000	130,000	130,000	21,840	27,262	31,547
7	130,000	130,000	130,000	25,113	32,346	38,257
8	130,000	130,000	130,000	23,531	32,563	40,251
9	130,000	130,000	130,000	22,766	33,612	43,256
10	130,000	130,000	130,000	21,965	34,666	46,479
15	130,000	130,000	130,000	17,166	39,816	66,525
20	130,000	130,000	130,000	11,744	46,792	99,770
25	130,000	130,000	175,918	4,018	54,301	151,654
30 (Age 75)	*	130,000	246,880	*	60,535	230,729

35 (Age 80)	*	130,000	369,966	*	64,655	352,349
40 (Age 85)	*	130,000	562,617	*	63,188	535,825
45 (Age 90)	*	130,000	850,484	*	48,856	809,984
50 (Age 95)	*	130,000	1,241,531	*	195	1,229,238
55 (Age 100)	*	*	1,895,075	*	*	1,895,075

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	4,330	4,611	4,799	15	17,166	39,816	66,525
2	7,997	8,808	9,368	20	11,744	46,792	99,770
3	11,577	13,160	14,291	25	4,018	54,301	151,654
4	15,072	17,677	19,602	30 (Age 75)	*	60,535	230,729
5	18,495	22,377	25,343	35 (Age 80)	*	64,655	352,349
6	21,840	27,262	31,547	40 (Age 85)	*	63,188	535,825
7	25,113	32,346	38,257	45 (Age 90)	*	48,856	809,984
8	23,531	32,563	40,251	50 (Age 95)	*	195	1,229,238
9	22,766	33,612	43,256	55 (Age 100)	*	*	1,895,075
10	21,965	34,666	46,479

* In the absence of an additional payment, the Policy would lapse.

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WRL XCELERATOR EXEC

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 45

Specified Amount	$130,000	Standard Non-Tobacco Class
Annual Premium	$5,000 for 7 yrs	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	130,000	130,000	130,000	4,330	4,611	4,799
2	130,000	130,000	130,000	7,408	8,202	8,751
3	130,000	130,000	130,000	10,400	11,917	13,002
4	130,000	130,000	130,000	13,307	15,761	17,580
5	130,000	130,000	130,000	16,127	19,739	22,512
6	130,000	130,000	130,000	18,857	23,856	27,830
7	130,000	130,000	130,000	21,492	28,114	33,566
8	130,000	130,000	130,000	19,221	27,418	34,461
9	130,000	130,000	130,000	17,702	27,450	36,225
10	130,000	130,000	130,000	16,096	27,389	38,066
15	130,000	130,000	130,000	6,373	25,242	48,621
20	*	130,000	130,000	*	18,451	63,444
25	*	130,000	130,000	*	507	83,952
30 (Age 75)	*	*	130,000	*	*	116,553

35 (Age 80)	*	*	180,728	*	*	172,122
40 (Age 85)	*	*	264,770	*	*	252,162
45 (Age 90)	*	*	381,180	*	*	363,028
50 (Age 95)	*	*	532,510	*	*	527,238
55 (Age 100)	*	*	800,838	*	*	800,838

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	4,330	4,611	4,799	15	6,373	25,242	48,621
2	7,408	8,202	8,751	20	*	18,451	63,444
3	10,400	11,917	13,002	25	*	507	83,952
4	13,307	15,761	17,580	30 (Age 75)	*	*	116,553
5	16,127	19,739	22,512	35 (Age 80)	*	*	172,122
6	18,857	23,856	27,830	40 (Age 85)	*	*	252,162
7	21,492	28,114	33,566	45 (Age 90)	*	*	363,028
8	19,221	27,418	34,461	50 (Age 95)	*	*	527,238
9	17,702	27,450	36,225	55 (Age 100)	*	*	800,838
10	16,096	27,389	38,066

* In the absence of an additional payment, the Policy would lapse.

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Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

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For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or our administrative office at:

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Western Reserve Life
P.O. Box 5068
Clearwater, Florida 33758-5068
1-800-851-9777
Facsimile: 1-727-299-1620
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.westernreserve.com

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More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

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AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling

1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-107705/811-4420

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AG09700-05/2006

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PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

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May 1, 2006

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WRL XCELERATORSM

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway1

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

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This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL XceleratorSM flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2006, by calling 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the administrative office at, Western Reserve Life, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

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This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the AEGON/Transamerica Series Trust – Initial Class, Fidelity Variable Insurance Products Fund – Service Class 2 Shares and the ProFunds Trust.

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AGO9701-05/2006

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_________________________

1 Effective on or about July 31, 2006, our mailing address will be changed to 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. The Florida address will become the administrative office. See the Glossary in this SAI for specific definitions of these offices.

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

Table of Contents

Glossary	1
The Policy – General Provisions	5
Ownership Rights	5
Our Right to Contest the Policy	6
Suicide Exclusion	6
Misstatement of Age or Gender	6
Modifying the Policy	6
Mixed and Shared Funding	7
Death Benefit	7
Additional Information	7
Settlement Options	7
Additional Information about Western Reserve and the Separate Account	8
Legal Matters	9
Variations in Policy Provisions	9
Personalized Illustrations of Policy Benefits	9
Sale of the Policies	9
Reports to Owners	10
Records	10
Independent Registered Public Accounting Firm	10
Experts	11
Financial Statements	11
Underwriters	11
Underwriting Standards	11
IMSA	12
Performance Data	12
Other Performance Data in Advertising Sales Literature	12
Western Reserve's Published Ratings	12
Appendix A – Monthly Per Unit Charges (Rate Per Thousand)	13
Index to Financial Statements	21
WRL Series Life Account	F-1

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Western Reserve Life Assurance Co. of Ohio	F-58

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i

Glossary

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accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office (effective on or about July 31, 2006)

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Perersburg, Florida, 33716. Our phone number is 1-800-851-9777. Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any money, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

decrease charge

Surrender charge that may be imposed upon a decrease in specified amount during the first 8 Policy years (or during the 8 years subsequent to an increase in specified amount). The Exec Policy does not have a decrease charge.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by the Policy.

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1

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issue age

The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address (effective on or about July 31, 2006)	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments, loan repayments, correspondence and notices should be sent to this address.

minimum monthly guarantee premium (Base and Focus Policies)

The amount shown on your Policy schedule pages that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including increases generated by the Inflation Fighter Rider), or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date (Base Policy)

For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the

Policy’s 10th anniversary. For a Policy issued to an insured ages 56-59, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Policy issued to an insured ages 60-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

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2

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no lapse date (Focus Policy)

For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the

Policy’s 8th anniversary. For a Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 64. For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met. The Exec Policy does not offer a no lapse period.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy	The WRL Xcelerator (the Base Policy) or WRL Xcelerator Focus or WRL Xcelerator Exec variable life insurance policy without any supplemental riders (benefits).

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the Policy date, plus the number of days in your state's free-look period, plus five days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account

The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

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specified amount

The initial specified amount is the amount shown on the Policy's schedule pages that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge

If, during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value. The Exec Policy does not have a surrender charge.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

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In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change is effective as of the date that the written notice is accepted by us at our office.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our office.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us at our office.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our office.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our office;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our office; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

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•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the tax test	•

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy, or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be its cost of insurance charges and any per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

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Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds’ Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Death Benefit

To qualify as “life insurance” under the federal tax laws, the Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

The “guideline premium” tax test limits the dollar amount of payments you may make under a Policy. There are no such legal limits on the amount of premium payments under the “cash value accumulation” tax test, although we may apply our own limits. The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy. You may not change tests. You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age. Under the cash value accumulation test the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage. The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

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Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;
•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);
•	the mortality tables we use; and
•	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	only for the life of the payee, at the end of which payments will end; or
	•	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Additional Information about Western Reserve and the Separate Account

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Western Reserve is a stock life insurance company is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. Western Reserve's office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

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Western Reserve was initially incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

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Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters

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All matters relating to federal securities laws pertaining to the Policy have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C. and Arthur D. Woods, Esq., Vice President and Senior Counsel of Western Reserve.

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Variations in Policy Provisions

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Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges or Policy features may be unavailable or known by a different name. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

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Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

AFSG serves as principal underwriter for the Policies. AFSG’s home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. AFSG is not a member of the Securities Investor Protection Corporation.

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The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with AFSG. Sales representatives are appointed as our insurance agents.

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During fiscal years 2005, 2004, and 2003, the amounts paid to AFSG in connection with all Policies sold through the separate account were $90,322,329, $85,863,632, and $67,236,938, respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of them. Our parent company provides capital distributions to AFSG and pays for AFSG’s operating and other expenses, including overhead, legal and accounting fees.

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We and/or AFSG, TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

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The financial statements of the separate account at December 31, 2005 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

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Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Western Reserve's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

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Western Reserve's statutory-basis financial statements and schedules at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

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The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge will vary by the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any increase in specified amount, and rate class. We currently place insureds into the following rate classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco;
•	tobacco; and
•	juvenile – under 18.

We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. The Exec Policy is also available on a simplified issue and guaranteed issue underwriting basis, provided additional requirements are met (e.g., minimum number of lives in the group, maximum coverage limits, satisfactory participation requirements, and satisfactory group risk characteristics).

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IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of
•	other variable life issuers in general;
•

variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>

Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>

indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Western Reserve's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

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Appendix A

Monthly Per Unit Charges (Rate Per Thousand)

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18

19

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Index to Financial Statements

WRL Series Life Account:

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Report of Independent Registered Public Accounting Firm, dated March 3, 2006

Statements of Assets and Liabilities at December 31, 2005

Statements of Operations for the year ended December 31, 2005

Statements of Changes in Net Assets for the years ended December 31, 2005 and 2004

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Notes to the Financial Statements

Western Reserve Life Assurance Co. of Ohio

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Report of Independent Registered Public Accounting Firm, dated February 17, 2006

Balance Sheets Statutory-Basis at December 31, 2005 and 2004

Statements of Operations Statutory-Basis for the years ended December 31, 2005, 2004 and 2003

Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2005, 2004 and 2003

Statements of Cash Flow Statutory-Basis for the years ended December 31, 2005, 2004 and 2003

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Notes to Financial Statements--Statutory-Basis

Statutory-Basis Financial Statement Schedules

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Aegon

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of the WRL Series Life Account

Western Reserve Life Assurance Company of Ohio

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (the Separate Account, a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2005, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

March 3, 2006

0603-0726903

WRL Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except the Accumulation Unit Value in thousands)

	WRL Transamerica Money Market Subaccount	WRL AEGON Bond Subaccount	WRL Janus Growth Subaccount	WRL Templeton Great Companies Global Subaccount

Assets:

Investment in securities:
Number of shares	46,124	4,081	17,083	13,648

Cost	$46,124	$49,302	$814,002	$324,079

Investment, at net asset value	$46,124	$48,279	$655,302	$256,724

Dividend receivable	5	0	0	0

Transfers receivable from depositor.	98	56	0	0

Total assets	46,227	48,335	655,302	256,724

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	0	0	163	101

Total liabilities	0	0	163	101

Net assets	$46,227	$48,335	$655,139	$256,623

Net Assets Consists of:

Contract owners’ equity:

Class A	$45,061	$47,676	$654,636	$256,150

Class B	1,166	659	503	473

Depositor’s equity:

Class A	0	0	0	0

Class B	0	0	0	0

Net assets applicable to units outstanding	$46,227	$48,335	$655,139	$256,623

Contract owners’ units:

Class A	2,319	1,555	7,910	10,219

Class B	114	62	38	38

Depositor’s units:

Class A	0	0	0	0

Class B	0	0	0	0

Total units outstanding:

Class A	2,319	1,555	7,910	10,219

Class B	114	62	38	38

Accumulation unit value:

Class A	$19.43	$30.66	$82.76	$25.07

Class B	10.24	10.64	13.15	12.31

See accompanying notes.

WRL Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except the Accumulation Unit Value in thousands)

	WRL Van Kampen Mid-Cap Growth Subaccount(1)	WRL Federated Growth & Income Subaccount	WRL Transamerica Value Balanced Subaccount	WRL Mercury Large Cap Value Subaccount

Assets:

Investment in securities:

Number of shares.	16,339	7,056	11,577	3,203

Cost	$394,651	$106,639	$148,489	$46,862

Investment, at net asset value	$313,382	$116,570	$149,109	$59,957

Dividend receivable	0	0	0	0

Transfers receivable from depositor	0	66	0	82

Total assets	313,382	116,636	149,109	60,039

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	147	47	56	0

Total liabilities	147	47	56	0

Net assets	$313,235	$116,589	$149,053	$60,039

Net Assets Consists of:

Contract owners’ equity:

Class A	$312,918	$113,560	$148,870	$59,458

Class B	317	3,029	183	581

Depositor’s equity:

Class A	0	0	0	0

Class B	0	0	0	0

Net assets applicable to units outstanding	$313,235	$116,589	$149,053	$60,039

Contract owners’ units:

Class A	8,739	3,509	6,883	2,579

Class B	28	249	15	40

Depositor’s units:

Class A	0	0	0	0

Class B	0	0	0	0

Total units outstanding:

Class A	8,739	3,509	6,883	2,579

Class B	28	249	15	40

Accumulation unit value:

Class A	$35.81	$32.36	$21.63	$23.05

Class B	11.45	12.15	11.97	14.75

See accompanying notes.

WRL Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except the Accumulation Unit Value in thousands)

	WRL American Century International Subaccount	WRL Third Avenue Value Subaccount	WRL Clarion Global Real Estate Securities Subaccount(1)	WRL Marsico Growth Subaccount

Assets:

Investment in securities:

Number of shares.	4,447	4,715	2,743	1,488

Cost	$33,479	$78,366	$40,273	$12,122

Investment, at net asset value	$38,915	$114,187	$54,222	$15,387

Dividend receivable	0	0	0	0

Transfers receivable from depositor	3	7	6	0

Total assets	38,918	114,194	54,228	15,387

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	0	4	56	49

Total liabilities	0	4	56	49

Net assets	$38,918	$114,190	$54,172	$15,338

Net Assets Consists of:

Contract owners’ equity:

Class A	$38,918	$111,992	$52,923	$14,998

Class B	0	2,198	1,249	340

Depositor’s equity:

Class A	0	0	0	0

Class B	0	0	0	0

Net assets applicable to units outstanding	$38,918	$114,190	$54,172	$15,338

Contract owners’ units:

Class A	3,356	4,326	2,269	1,556

Class B	0	144	77	28

Depositor’s units:

Class A	0	0	0	0

Class B	0	0	0	0

Total units outstanding:

Class A	3,356	4,326	2,269	1,556

Class B	0	144	77	28

Accumulation unit value:

Class A	$11.60	$25.89	$23.32	$9.64

Class B	n/a	15.33	16.20	12.12

See accompanying notes.

WRL Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except the Accumulation Unit Value in thousands)

	WRL Munder Net50 Subaccount	WRL T. Rowe Price Equity Income Subaccount	WRL T. Rowe Price Small Cap Subaccount	WRL Salomon All Cap Subaccount

Assets:

Investment in securities:

Number of shares.	1,382	1,020	2,947	3,077

Cost	$10,812	$19,490	$31,954	$38,953

Investment, at net asset value	$14,266	$20,524	$32,653	$45,260

Dividend receivable	0	0	0	0

Transfers receivable from depositor	0	28	21	0

Total assets	14,266	20,552	32,674	45,260

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	(0)	0	0	31

Total liabilities	(0)	0	0	31

Net assets	$14,266	$20,552	$32,674	$45,229

Net Assets Consists of:

Contract owners’ equity:

Class A	$13,917	$20,084	$31,843	$44,902

Class B	349	468	831	327

Depositor’s equity:

Class A	0	0	0	0

Class B	0	0	0	0

Net assets applicable to units outstanding	$14,266	$20,552	$32,674	$45,229

Contract owners’ units:

Class A	1,413	1,784	2,652	3,172

Class B	28	37	67	28

Depositor’s units:

Class A	0	0	0	0

Class B	0	0	0	0

Total units outstanding:

Class A	1,413	1,784	2,652	3,172

Class B	28	37	67	28

Accumulation unit value:

Class A	$9.85	$11.25	$12.01	$14.16

Class B	12.44	12.64	12.42	11.90

See accompanying notes.

WRL Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except the Accumulation Unit Value in thousands)

	WRL J.P Morgan Mid Cap Value Subaccount	WRL Great Companies- AmericaSM Subaccount	WRL Great Companies- TechnologySM Subaccount	WRL Asset Allocation- Conservative Portfolio Subaccount

Assets:

Investment in securities:

Number of shares.	1,405	6,284	2,726	2,060

Cost	$18,378	$68,300	$9,884	$22,135

Investment, at net asset value	$22,324	$63,975	$11,887	$23,551

Dividend receivable	0	0	0	0

Transfers receivable from depositor	0	0	0	28

Total assets	22,324	63,975	11,887	23,579

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	86	45	1	7

Total liabilities	86	45	1	7

Net assets	$22,238	$63,930	$11,886	$23,572

Net Assets Consists of:

Contract owners’ equity:

Class A	$22,038	$63,727	$11,717	$22,543

Class B	200	203	169	1,029

Depositor’s equity:

Class A	0	0	0	0

Class B	0	0	0	0

Net assets applicable to units outstanding	$22,238	$63,930	$11,886	$23,572

Contract owners’ units:

Class A	1,473	6,423	2,816	1,807

Class B	16	18	15	87

Depositor’s units:

Class A	0	0	0	0

Class B	0	0	0	0

Total units outstanding:

Class A	1,473	6,423	2,816	1,807

Class B	16	18	15	87

Accumulation unit value:

Class A	$14.96	$9.92	$4.16	$12.48

Class B	12.48	11.04	11.25	11.81

See accompanying notes.

WRL Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except the Accumulation Unit Value in thousands)

	WRL Asset Allocation- Moderate Portfolio Subaccount	WRL Asset Allocation- Moderate Growth Portfolio Subaccount	WRL Asset Allocation- Growth Portfolio Subaccount	WRL PIMCO Total Return Subaccount

Assets:

Investment in securities:

Number of shares.	5,849	17,232	13,666	1,161

Cost	$62,084	$187,541	$148,870	$12,608

Investment, at net asset value	$71,588	$220,567	$175,466	$12,664

Dividend receivable	0	0	0	0

Transfers receivable from depositor	21	162	124	4

Total assets	71,609	220,729	175,590	12,668

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	0	0	0	1

Total liabilities	0	0	0	1

Net assets	$71,609	$220,729	$175,590	$12,667

Net Assets Consists of:

Contract owners’ equity:

Class A	$63,543	$189,267	$149,064	$12,422

Class B	8,066	31,462	26,526	245

Depositor’s equity:

Class A	0	0	0	0

Class B	0	0	0	0

Net assets applicable to units outstanding	$71,609	$220,729	$175,590	$12,667

Contract owners’ units:

Class A	4,987	14,466	11,248	1,078

Class B	656	2,437	1,986	23

Depositor’s units:

Class A	0	0	0	0

Class B	0	0	0	0

Total units outstanding:

Class A	4,987	14,466	11,248	1,078

Class B	656	2,437	1,986	23

Accumulation unit value:

Class A	$12.74	$13.08	$13.25	$11.53

Class B	12.30	12.91	13.36	10.68

See accompanying notes.

WRL Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except the Accumulation Unit Value in thousands)

	WRL Transamerica Balanced Subaccount	WRL Transamerica Convertible Securities Subaccount	WRL Transamerica Equity Subaccount	WRL Transamerica Growth Opportunities Subaccount

Assets:

Investment in securities:

Number of shares.	355	227	12,188	3,621

Cost	$3,700	$2,502	$303,940	$62,856

Investment, at net asset value	$4,124	$2,543	$290,926	$56,821

Dividend receivable	0	0	0	0

Transfers receivable from depositor	0	0	3	28

Total assets	4,124	2,543	290,929	56,849

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	0	0	105	0

Total liabilities	0	0	105	0

Net assets	$4,124	$2,543	$290,824	$56,849

Net Assets Consists of:

Contract owners’ equity:

Class A	$4,029	$2,412	$288,887	$56,128

Class B	95	131	1,937	721

Depositor’s equity:

Class A	0	0	0	0

Class B	0	0	0	0

Net assets applicable to units outstanding	$4,124	$2,543	$290,824	$56,849

Contract owners’ units:

Class A	321	184	19,643	4,096

Class B	8	11	139	51

Depositor’s units:

Class A	0	0	0	0

Class B	0	0	0	0

Total units outstanding:

Class A	321	184	19,643	4,096

Class B	8	11	139	51

Accumulation unit value:

Class A	$12.55	$13.11	$14.71	$13.71

Class B	12.26	11.90	13.94	14.01

See accompanying notes.

WRL Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except the Accumulation Unit Value in thousands)

	WRL Capital Guardian Value Subaccount	WRL Transamerica Small/Mid Cap Value Subaccount	WRL Transamerica U.S. Government Securities Subaccount	WRL J.P. Morgan Enhanced Index Subaccount

Assets:

Investment in securities:

Number of shares	140	256	72	89

Cost	$2,561	$4,483	$887	$1,092

Investment, at net asset value	$2,885	$4,696	$863	$1,278

Dividend receivable	0	0	0	0

Transfers receivable from depositor	0	14	0	0

Total assets	2,885	4,710	863	1,278

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	0	0	0	0

Total liabilities	0	0	0	0

Net assets	$2,885	$4,710	$863	$1,278

Net Assets Consists of:

Contract owners’ equity:

Class A	$2,677	$3,882	$840	$1,197

Class B	208	828	23	81

Depositor’s equity:

Class A	0	0	0	0

Class B	0	0	0	0

Net assets applicable to units outstanding	$2,885	$4,710	$863	$1,278

Contract owners’ units:

Class A	206	301	76	102

Class B	15	64	2	7

Depositor’s units:

Class A	0	0	0	0

Class B	0	0	0	0

Total units outstanding:

Class A	206	301	76	102

Class B	15	64	2	7

Accumulation unit value:

Class A	$13.03	$12.88	$11.08	$11.70

Class B	13.38	12.92	10.50	12.08

See accompanying notes.

WRL Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except the Accumulation Unit Value in thousands)

	WRL MFS High Yield Subaccount	WRL Capital Guardian U.S. Equity Subaccount	Fidelity VIP Growth Opportunities Portfolio Subaccount

Assets:

Investment in securities:

Number of shares.	149	136	216

Cost	$1,458	$1,332	$3,050

Investment, at net asset value	$1,431	$1,537	$3,730

Dividend receivable	0	0	0

Transfers receivable from depositor	0	0	0

Total assets	1,431	1,537	3,730

Liabilities:

Accrued expenses	0	0	0

Transfers payable to depositor	0	0	0

Total liabilities	0	0	0

Net assets	$1,431	$1,537	$3,730

Net Assets Consists of:

Contract owners’ equity:

Class A	$1,273	$1,537	$3,730

Class B	158	0	0

Depositor’s equity:

Class A	0	0	0

Class B	0	0	0

Net assets applicable to units outstanding	$1,431	$1,537	$3,730

Contract owners’ units:

Class A	106	123	455

Class B	14	0	0

Depositor’s units:

Class A	0	0	0

Class B	0	0	0

Total units outstanding:

Class A	106	123	455

Class B	14	0	0

Accumulation unit value:

Class A	$11.97	$12.46	$8.20

Class B	11.38	n/a	n/a

See accompanying notes.

WRL Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except the Accumulation Unit Value in thousands)

	Fidelity VIP Contrafund® Portfolio Subaccount	Fidelity VIP Equity-Income Portfolio Subaccount	Fidelity VIP Index 500 Portfolio Subaccount

Assets:

Investment in securities:

Number of shares	731	453	15

Cost	$16,634	$9,708	$2,056

Investment, at net asset value	$22,419	$11,407	$2,164

Dividend receivable	0	0	0

Transfers receivable from depositor	24	1	59

Total assets	22,443	11,408	2,223

Liabilities:

Accrued expenses	0	0	0

Transfers payable to depositor	0	0	0

Total liabilities	0	0	0

Net assets	$22,443	$11,408	$2,223

Net Assets Consists of:

Contract owners’ equity:

Class A	$22,443	$11,408	$582

Class B	0	0	1,641

Depositor’s equity:

Class A	0	0	0

Class B	0	0	0

Net assets applicable to units outstanding	$22,443	$11,408	$2,223

Contract owners’ units:

Class A	1,836	905	51

Class B	0	0	136

Depositor’s units:

Class A	0	0	0

Class B	0	0	0

Total units outstanding:

Class A	1,836	905	51

Class B	0	0	136

Accumulation unit value:

Class A	$12.23	$12.60	$11.37

Class B	n/a	n/a	12.04

See accompanying notes.

WRL Series Life Account

Statements of Operations

For the Year Ended December 31, 2005

(all amounts in thousands)

	WRL Transamerica Money Market Subaccount	WRL AEGON Bond Subaccount	WRL Janus Growth Subaccount	WRL Templeton Great Companies Global Subaccount	WRL Van Kampen Mid-Cap Growth Subaccount(1)

Investment Income:

Dividend income	$1,411	$2,626	$0	$2,642	$273

Total Investment Income	1,411	2,626	0	2,642	273

Expenses:

Mortality and expense risk:

Class A	432	444	5,571	2,245	2,714

Class B	8	4	3	2	2

Total expenses	440	448	5,574	2,247	2,716

Net investment income (loss)	971	2,178	(5,574)	395	(2,443)

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investment securities	0	34	(21,815)	(9,658)	(12,738)

Net realized gain distributions	0	97	0	0	0

Change in unrealized appreciation (depreciation)	0	(1,624)	81,151	24,950	34,415

Net gain (loss) on investment securities	0	(1,493)	59,336	15,292	21,677

Net increase (decrease) in net assets resulting from operations	$971	$685	$53,762	$15,687	$19,234

	WRL Federated Growth & Income Subaccount	WRL Transamerica Value Balanced Subaccount	WRL Mercury Large Cap Value Subaccount	WRL American Century International Subaccount	WRL Third Avenue Value Subaccount

Investment Income:

Dividend income	$2,636	$3,895	$349	$267	$531

Total Investment Income	2,636	3,895	349	267	531

Expenses:

Mortality and expense risk:

Class A	1,022	1,335	453	306	850

Class B	15	1	2	0	9

Total expenses	1,037	1,336	455	306	859

Net investment income (loss)	1,599	2,559	(106)	(39)	(328)

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investment securities	1,322	276	496	315	1,612

Net realized gain distributions	9,700	11,491	2,808	3,210	2,396

Change in unrealized appreciation (depreciation)	(8,020)	(6,234)	3,833	583	12,287

Net gain (loss) on investment securities	3,002	5,533	7,137	4,108	16,295

Net increase (decrease) in net assets resulting from operations	$4,601	$8,092	$7,031	$4,069	$15,967

See accompanying notes.

WRL Series Life Account

Statements of Operations

For the Year Ended December 31, 2005

(all amounts in thousands)

	WRL Clarion Global Real Estate Securities Subaccount(1)	WRL Marsico Growth Subaccount	WRL Munder Net50 Subaccount	WRL T. Rowe Price Equity Income Subaccount	WRL T. Rowe Price Small Cap Subaccount

Investment Income:

Dividend income	$822	$11	$0	$354	$0

Total Investment Income	822	11	0	354	0

Expenses:

Mortality and expense risk:

Class A	430	125	115	167	214

Class B	6	2	2	2	3

Total expenses	436	127	117	169	217

Net investment income (loss)	386	(116)	(117)	185	(217)

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investment securities	1,496	371	745	147	133

Net realized gain distributions	3,957	0	0	1,502	5,112

Change in unrealized appreciation (depreciation)	112	808	121	(1,184)	(3,041)

Net gain (loss) on investment securities	5,565	1,179	866	465	2,204

Net increase (decrease) in net assets resulting from operations	$5,951	$1,063	$749	$650	$1,987

		WRL Salomon All Cap Subaccount	WRL J.P. Morgan Mid Cap Value Subaccount	WRL Great Companies- AmericaSM Subaccount	WRL Great Companies- TechnologySM Subaccount

Investment Income:

Dividend income		$280	$50	$592	$50

Total Investment Income		280	50	592	50

Expenses:

Mortality and expense risk:

Class A		412	199	594	106

Class B		2	1	1	1

Total expenses		414	200	595	107

Net investment income (loss)		(134)	(150)	(3)	(57)

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investment securities		886	1,374	(652)	560

Net realized gain distributions		0	355	0	0

Change in unrealized appreciation (depreciation)		574	96	2,469	(428)

Net gain (loss) on investment securities		1,460	1,825	1,817	132

Net increase (decrease) in net assets resulting from operations		$1,326	$1,675	$1,814	$75

See accompanying notes.

WRL Series Life Account

Statements of Operations

For the Year Ended December 31, 2005

(all amounts in thousands)

	WRL Asset Allocation- Conservative Portfolio Subaccount	WRL Asset Allocation- Moderate Portfolio Subaccount	WRL Asset Allocation- Moderate Growth Portfolio Subaccount	WRL Asset Allocation- Growth Portfolio Subaccount	WRL PIMCO Total Return Subaccount

Investment Income:

Dividend income	$582	$1,160	$2,073	$675	$221

Total Investment Income	582	1,160	2,073	675	221

Expenses:

Mortality and expense risk:

Class A	183	499	1,399	1,087	100

Class B	4	41	144	119	1

Total expenses	187	540	1,543	1,206	101

Net investment income (loss)	395	620	530	(531)	120

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investment securities	274	600	413	364	77

Net realized gain distributions	1,565	2,614	6,184	6,913	287

Change in unrealized appreciation (depreciation)	(1,279)	434	10,179	9,848	(320)

Net gain (loss) on investment securities	560	3,648	16,776	17,125	44

Net increase (decrease) in net assets resulting from operations	$955	$4,268	$17,306	$16,594	$164

	WRL Transamercia Balanced Subaccount	WRL Transamerica Convertible Securities Subaccount	WRL Transamerica Equity Subaccount	WRL Transamerica Growth Opportunities Subaccount	WRL Capital Guardian Value Subaccount

Investment Income:

Dividend income	$53	$57	$957	$0	$26

Total Investment Income	53	57	957	0	26

Expenses:

Mortality and expense risk:

Class A	33	21	2,327	441	22

Class B	1	1	8	4	1

Total expenses	34	22	2,335	445	23

Net investment income (loss)	19	35	(1,378)	(445)	3

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investment securities	124	39	(3,717)	447	72

Net realized gain distributions	281	255	4,137	3,950	132

Change in unrealized appreciation (depreciation)	(146)	(260)	39,669	3,455	(30)

Net gain (loss) on investment securities	259	34	40,089	7,852	174

Net increase (decrease) in net assets resulting from operations	$278	$69	$38,711	$7,407	$177

See accompanying notes.

WRL Series Life Account

Statements of Operations

For the Year Ended December 31, 2005

(all amounts in thousands)

	WRL Transamerica Small/Mid Cap Value Subaccount	WRL Transamerica U.S. Government Securities Subaccount	WRL J.P. Morgan Enhanced Index Subaccount	WRL MFS High Yield Subaccount	WRL Capital Guardian U.S. Equity Subaccount

Investment Income:

Dividend income	$12	$31	$16	$50	$8

Total Investment Income	12	31	16	50	8

Expenses:

Mortality and expense risk:

Class A	18	6	10	5	13

Class B	3	1	1	1	0

Total expenses	21	7	11	6	13

Net investment income (loss)	(9)	24	5	44	(5)

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investment securities	25	(1)	20	(11)	29

Net realized gain distributions	126	10	0	15	40

Change in unrealized appreciation (depreciation)	153	(23)	5	(40)	13

Net gain (loss) on investment securities	304	(14)	25	(36)	82

Net increase (decrease) in net assets resulting from operations	$295	$10	$30	$8	$77

		Fidelity VIP Growth Opportunities Portfolio Subaccount	Fidelity VIP Contrafund Portfolio Subaccount	Fidelity VIP Equity-Income Portfolio Subaccount	Fidelity VIP Index 500 Portfolio Subaccount

Investment Income:

Dividend income		$23	$20	$180	$15

Total Investment Income		23	20	180	15

Expenses:

Mortality and expense risk:

Class A		31	157	105	4

Class B		0	0	0	8

Total expenses		31	157	105	12

Net investment income (loss)		(8)	(137)	75	3

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investment securities		92	263	272	11

Net realized gain distributions		0	3	444	0

Change in unrealized appreciation (depreciation)		175	2,540	(302)	76

Net gain (loss) on investment securities		267	2,806	414	87

Net increase (decrease) in net assets resulting from operations		$259	$2,669	$489	$90

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Transamerica Money Market Subaccount		WRL AEGON Bond Subaccount		WRL Janus Growth Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$971	$44	$2,178	$3,045	$(5,574)	$(5,412)

Net gain (loss) on investment securities	0	0	(1,493)	(1,211)	59,336	88,441

Net increase (decrease) in net assets resulting from operations	971	44	685	1,834	53,762	83,029

Capital Unit Transactions:

Proceeds from units sold (transferred)	12,772	757	4,646	2,879	48,398	57,430

Less cost of units redeemed:

Administrative charges	5,224	5,645	4,659	4,932	52,699	56,470

Policy loans	0	1,729	375	375	5,473	3,297

Surrender benefits	6,983	6,644	2,887	3,055	34,038	32,804

Death benefits	156	73	125	146	1,673	1,816

	12,363	14,091	8,046	8,508	93,883	94,387

Increase (decrease) in net assets from capital unit transactions	409	(13,334)	(3,400)	(5,629)	(45,485)	(36,957)

Net increase (decrease) in net assets	1,380	(13,290)	(2,715)	(3,795)	8,277	46,072

Depositor’s equity contribution (net redemption)	0	(25)	0	(26)	0	(30)

Net Assets:

Beginning of period	44,847	58,162	51,050	54,871	646,862	600,820

End of period	$46,227	$44,847	$48,335	51,050	$655,139	$646,862

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Templeton Great Companies Global Subaccount		WRL Van Kampen Mid-Cap Growth Subaccount(1)		WRL Federated Growth & Income Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$395	$(2,248)	$(2,443)	$(2,734)	$1,599	$3,347

Net gain (loss) on investment securities	15,292	22,057	21,677	20,994	3,002	5,256

Net increase (decrease) in net assets resulting from operations	15,687	19,809	19,234	18,260	4,601	8,603

Capital Unit Transactions:

Proceeds from units sold (transferred)	18,693	31,245	26,877	30,777	13,395	19,418

Less cost of units redeemed:

Administrative charges	21,776	23,324	26,666	29,105	8,994	8,616

Policy loans	2,609	1,931	3,001	2,111	673	423

Surrender benefits	15,039	13,800	17,482	16,469	6,617	6,011

Death benefits	641	360	603	494	266	95

	40,065	39,415	47,752	48,179	16,550	15,145

Increase (decrease) in net assets from capital unit transactions	(21,372)	(8,170)	(20,875)	(17,402)	(3,155)	4,273

Net increase (decrease) in net assets	(5,685)	11,639	(1,641)	858	1,446	12,876

Depositor’s equity contribution (net redemption)	0	(28)	0	(27)	0	(27)

Net Assets:

Beginning of period	262,308	250,697	314,876	314,045	115,143	102,294

End of period	$256,623	$262,308	$313,235	$314,876	$116,589	$115,143

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Transamerica Value Balanced Subaccount		WRL Mercury Large Cap Value Subaccount		WRL American Century International Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$2,559	$693	$(106)	$774	$(39)	$(251)

Net gain (loss) on investment securities	5,533	12,770	7,137	5,562	4,108	3,954

Net increase (decrease) in net assets resulting from operations	8,092	13,463	7,031	6,336	4,069	3,703

Capital Unit Transactions:

Proceeds from units sold (transferred)	8,210	96,655	16,309	4,110	7,604	7,079

Less cost of units redeemed:

Administrative charges	12,193	10,581	3,384	2,993	2,717	2,748

Policy loans	928	761	492	305	196	239

Surrender benefits	8,441	7,040	2,665	1,802	1,922	1,517

Death benefits	920	323	149	77	256	7

	22,482	18,705	6,690	5,177	5,091	4,511

Increase (decrease) in net assets from capital unit transactions	(14,272)	77,950	9,619	(1,067)	2,513	2,568

Net increase (decrease) in net assets	(6,180)	91,413	16,650	5,269	6,582	6,271

Depositor’s equity contribution (net redemption)	0	(28)	0	(32)	0	0

Net Assets:

Beginning of period	155,233	63,848	43,389	38,152	32,336	26,065

End of period	$149,053	$155,233	$60,039	$43,389	$38,918	$32,336

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Third Avenue Value Subaccount		WRL Clarion Global Real Estate Securities Subaccount(1)		WRL Marsico Growth Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$(328)	$(150)	$386	$656	$(116)	$(105)

Net gain (loss) on investment securities	16,295	14,815	5,565	9,440	1,179	1,528

Net increase (decrease) in net assets resulting from operations	15,967	14,665	5,951	10,096	1,063	1,423

Capital Unit Transactions:

Proceeds from units sold (transferred)	27,525	19,449	8,336	12,280	2,062	4,400

Less cost of units redeemed:

Administrative charges	5,910	4,541	3,818	2,979	1,004	950

Policy loans	91	363	0	313	47	45

Surrender benefits	5,097	3,046	2,776	2,058	783	730

Death benefits	324	83	97	21	25	5

	11,422	8,033	6,691	5,371	1,859	1,730

Increase (decrease) in net assets from capital unit transactions	16,103	11,416	1,645	6,909	203	2,670

Net increase (decrease) in net assets	32,070	26,081	7,596	17,005	1,266	4,093

Depositor’s equity contribution (net redemption)	0	(28)	0	(35)	0	(26)

Net Assets:

Beginning of period	82,120	56,067	46,576	29,606	14,072	10,005

End of period	$114,190	$82,120	$54,172	$46,576	$15,338	$14,072

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Munder Net50 Subaccount		WRL T. Rowe Price Equity Income Subaccount		WRL T. Rowe Price Small Cap Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$(117)	$(125)	$185	$114	$(217)	$(173)

Net gain (loss) on investment securities	866	1,804	465	1,647	2,204	1,996

Net increase (decrease) in net assets resulting from operations	749	1,679	650	1,761	1,987	1,823

Capital Unit Transactions:

Proceeds from units sold (transferred)	295	2,802	5,989	7,801	10,395	7,101

Less cost of units redeemed:

Administrative charges	1,160	1,297	1,305	927	1,740	1,605

Policy loans	172	234	120	28	252	127

Surrender benefits	697	647	963	453	1,148	1,005

Death benefits	8	10	17	6	24	11

	2,037	2,188	2,405	1,414	3,164	2,748

Increase (decrease) in net assets from capital unit transactions	(1,742)	614	3,584	6,387	7,231	4,353

Net increase (decrease) in net assets	(993)	2,293	4,234	8,148	9,218	6,176

Depositor’s equity contribution (net redemption)	0	(28)	0	(30)	0	(28)

Net Assets:

Beginning of period	15,259	12,994	16,318	8,200	23,456	17,308

End of period	$14,266	$15,259	$20,552	$16,318	$32,674	$23,456

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Salomon All Cap Subaccount		WRL J.P. Morgan Mid Cap Value Subaccount		WRL Great Companies- AmericaSM Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$(134)	$(307)	$(150)	$(139)	$(3)	$(165)

Net gain (loss) on investment securities	1,460	3,877	1,825	2,276	1,817	867

Net increase (decrease) in net assets resulting from operations	1,326	3,570	1,675	2,137	1,814	702

Capital Unit Transactions:

Proceeds from units sold (transferred)	1,258	11,398	4,880	3,375	1,758	33,833

Less cost of units redeemed:

Administrative charges	3,874	4,199	1,470	1,277	6,440	6,684

Policy loans	399	261	181	132	751	389

Surrender benefits	2,738	2,353	1,084	859	4,000	3,551

Death benefits	143	57	11	36	167	101

	7,154	6,870	2,746	2,304	11,358	10,725

Increase (decrease) in net assets from capital unit transactions	(5,896)	4,528	2,134	1,071	(9,600)	23,108

Net increase (decrease) in net assets	(4,570)	8,098	3,809	3,208	(7,786)	23,810

Depositor’s equity contribution (net redemption)	0	(28)	(31)	25	0	(219)

Net Assets:

Beginning of period	49,799	41,729	18,460	15,227	71,716	48,125

End of period	$45,229	$49,799	$22,238	$18,460	$63,930	$71,716

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Great Companies- TechnologySM Subaccount		WRL Asset Allocation- Conservative Portfolio Subaccount		WRL Asset Allocation- Moderate Portfolio Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$(57)	$(123)	$395	$65	$620	$61

Net gain (loss) on investment securities	132	1,011	560	1,344	3,648	4,512

Net increase (decrease) in net assets resulting from operations	75	888	955	1,409	4,268	4,573

Capital Unit Transactions:

Proceeds from units sold (transferred)	206	614	6,757	8,554	27,197	25,259

Less cost of units redeemed:

Administrative charges	1,080	1,294	1,835	1,431	8,689	6,239

Policy loans	111	76	40	0	239	320

Surrender benefits	774	806	708	1,009	3,731	2,633

Death benefits	8	9	45	106	250	322

	1,973	2,185	2,628	2,546	12,909	9,514

Increase (decrease) in net assets from capital unit transactions	(1,767)	(1,571)	4,129	6,008	14,288	15,745

Net increase (decrease) in net assets	(1,692)	(683)	5,084	7,417	18,556	20,318

Depositor’s equity contribution (net redemption)	0	(111)	0	(27)	0	(27)

Net Assets:

Beginning of period	13,578	14,372	18,488	11,098	53,053	32,762

End of period	$11,886	$13,578	$23,572	$18,488	$71,609	$53,053

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Asset Allocation- Moderate Growth Portfolio Subaccount		WRL Asset Allocation- Growth Portfolio Subaccount		WRL PIMCO Total Return Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$530	$(102)	$(531)	$43	$120	$185

Net gain (loss) on investment securities	16,776	13,912	17,125	11,042	44	120

Net increase (decrease) in net assets resulting from operations	17,306	13,810	16,594	11,085	164	305

Capital Unit Transactions:

Proceeds from units sold (transferred)	96,471	81,442	75,856	70,200	3,853	2,312

Less cost of units redeemed:

Administrative charges	23,905	15,212	18,292	10,643	997	960

Policy loans	677	1,022	1,176	115	70	62

Surrender benefits	8,232	4,535	6,781	3,092	433	493

Death benefits	362	218	69	106	123	14

	33,176	20,987	26,318	13,956	1,623	1,529

Increase (decrease) in net assets from capital unit transactions	63,295	60,455	49,538	56,244	2,230	783

Net increase (decrease) in net assets	80,601	74,265	66,132	67,329	2,394	1,088

Depositor’s equity contribution (net redemption)	0	(27)	0	(28)	0	(26)

Net Assets:

Beginning of period	140,128	65,890	109,458	42,157	10,273	9,211

End of period	$220,729	$140,128	$175,590	$109,458	$12,667	$10,273

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Transamerica Balanced Subaccount		WRL Transamerica Convertible Securities Subaccount		WRL Transamerica Equity Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$19	$13	$35	$112	$(1,378)	$(1,447)

Net gain (loss) on investment securities	259	340	34	162	40,089	30,697

Net increase (decrease) in net assets resulting from operations	278	353	69	274	38,711	29,250

Capital Unit Transactions:

Proceeds from units sold (transferred)	739	957	297	867	33,960	245,559

Less cost of units redeemed:

Administrative charges	385	356	202	195	22,395	15,822

Policy loans	3	8	36	0	2,768	1,236

Surrender benefits	263	139	245	280	15,241	8,914

Death benefits	1	13	9	3	541	200

	652	516	492	478	40,945	26,172

Increase (decrease) in net assets from capital unit transactions	87	441	(195)	389	(6,985)	219,387

Net increase (decrease) in net assets	365	794	(126)	663	31,726	248,637

Depositor’s equity contribution (net redemption)	0	(28)	0	(29)	0	(28)

Net Assets:

Beginning of period	3,759	2,993	2,669	2,035	259,098	10,489

End of period	$4,124	$3,759	$2,543	$2,669	$290,824	$259,098

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Transamerica Growth Opportunities Subaccount		WRL Capital Guardian Value Subaccount		WRL Transamerica Small/Mid Cap Value Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$(445)	$(277)	$3	$3	$(9)	$(2)

Net gain (loss) on investment securities	7,852	4,454	174	266	304	62

Net increase (decrease) in net assets resulting from operations	7,407	4,177	177	269	295	60

Capital Unit Transactions:

Proceeds from units sold (transferred)	7,848	45,723	734	1,094	4,041	646

Less cost of units redeemed:

Administrative charges	4,424	3,119	180	111	233	13

Policy loans	598	218	0	1	0	0

Surrender benefits	2,577	1,651	107	67	73	3

Death benefits	59	43	5	0	0	0

	7,658	5,031	292	179	306	16

Increase (decrease) in net assets from capital unit transactions	190	40,692	442	915	3,735	630

Net increase (decrease) in net assets	7,597	44,869	619	1,184	4,030	690

Depositor’s equity contribution (net redemption)	0	(58)	0	(56)	(32)	22

Net Assets:

Beginning of period	49,252	4,441	2,266	1,138	712	0

End of period	$56,849	$49,252	$2,885	$2,266	$4,710	$712

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Transamerica U.S. Government Securities Subaccount		WRL J.P. Morgan Enhanced Index Subaccount		WRL MFS High Yield Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$24	$13	$5	$(1)	$44	$12

Net gain (loss) on investment securities	(14)	(2)	25	91	(36)	10

Net increase (decrease) in net assets resulting from operations	10	11	30	90	8	22

Capital Unit Transactions:

Proceeds from units sold (transferred)	427	259	190	282	1,150	(47)

Less cost of units redeemed:

Administrative charges	85	57	75	62	55	20

Policy loans	0	0	1	0	0	0

Surrender benefits	17	16	10	7	1	10

Death benefits	0	0	0	0	0	0

	102	73	86	69	56	30

Increase (decrease) in net assets from capital unit transactions	325	186	104	213	1,094	(77)

Net increase (decrease) in net assets	335	197	134	303	1,102	(55)

Depositor’s equity contribution (net redemption)	(26)	0	(31)	(27)	(28)	(22)

Net Assets:

Beginning of period	554	357	1,175	899	357	434

End of period	$863	$554	$1,278	$1,175	$1,431	$357

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	WRL Capital Guardian U.S. Equity Subaccount		Fidelity VIP Growth Opportunities Portfolio Subaccount		Fidelity VIP III Contrafund® Portfolio Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$(5)	$(8)	$(8)	$(19)	$(137)	$(88)

Net gain (loss) on investment securities	82	118	267	213	2,806	1,828

Net increase (decrease) in net assets resulting from operations	77	110	259	194	2,669	1,740

Capital Unit Transactions:

Proceeds from units sold (transferred)	235	307	445	900	6,957	4,532

Less cost of units redeemed:

Administrative charges	98	89	292	319	1,170	1,010

Policy loans	1	3	52	35	198	76

Surrender benefits	65	26	215	229	857	558

Death benefits	1	0	7	3	40	3

	165	118	566	586	2,265	1,647

Increase (decrease) in net assets from capital unit transactions	70	189	(121)	314	4,692	2,885

Net increase (decrease) in net assets	147	299	138	508	7,361	4,625

Depositor’s equity contribution (net redemption)	0	(29)	0	(19)	0	(26)

Net Assets:

Beginning of period	1,390	1,120	3,592	3,103	15,082	10,483

End of period	$1,537	$1,390	$3,730	$3,592	$22,443	$15,082

See accompanying notes.

WRL Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	Fidelity VIP Equity-Income Portfolio Subaccount		Fidelity VIP Index 500 Portfolio Subaccount
	December 31,		December 31,
	2005	2004	2005	2004

Operations:

Net investment income (loss)	$75	$52	$3	$(1)

Net gain (loss) on investment securities	414	1,061	87	38

Net increase (decrease) in net assets resulting from operations	489	1,113	90	37

Capital Unit Transactions:

Proceeds from units sold (transferred)	75	2,667	1,829	551

Less cost of units redeemed:

Administrative charges	841	924	247	22

Policy loans	115	60	0	0

Surrender benefits	757	661	9	2

Death benefits	24	14	0	0

	1,737	1,659	256	24

Increase (decrease) in net assets from capital unit transactions	(1,662)	1,008	1,573	527

Net increase (decrease) in net assets	(1,173)	2,121	1,663	564

Depositor’s equity contribution (net redemption)	0	0	0	(31)

Net Assets:

Beginning of period	12,581	10,460	560	27

End of period	$11,408	$12,581	$2,223	$560

WRL Series Life Account

Financial Highlights

For the Year Ended

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Transamerica Money Market Subaccount
Class A	12/31/2005		19.05	0.38	0.00	0.38	19.43
	12/31/2004		19.04	0.02	(0.01)	0.01	19.05
	12/31/2003		19.06	(0.02)	0.00	(0.02)	19.04
	12/31/2002		18.95	0.11	0.00	0.11	19.06
	12/31/2001		18.39	0.56	0.00	0.56	18.95
Class B	12/31/2005		10.02	0.22	(0.00)	0.22	10.24
	12/31/2004		10.00	0.05	(0.03)	0.02	10.02
	12/31/2003	(1)	10.00	0.00	0.00	0.00	10.00

WRL AEGON Bond Subaccount
Class A	12/31/2005		30.24	1.32	(0.90)	0.42	30.66
	12/31/2004		29.19	1.74	(0.69)	1.05	30.24
	12/31/2003		28.24	1.02	(0.07)	0.95	29.19
	12/31/2002		25.91	0.82	1.51	2.33	28.24
	12/31/2001		24.19	(0.06)	1.78	1.72	25.91
Class B	12/31/2005		10.48	0.54	(0.38)	0.16	10.64
	12/31/2004		10.10	0.38	(0.00)	0.38	10.48
	12/31/2003	(1)	10.00	(0.01)	0.11	0.10	10.10

WRL Janus Growth Subaccount
Class A	12/31/2005		75.95	(0.68)	7.49	6.81	82.76
	12/31/2004		66.33	(0.62)	10.24	9.62	75.95
	12/31/2003		50.70	(0.52)	16.15	15.63	66.33
	12/31/2002		73.01	(0.53)	(21.78)	(22.31)	50.70
	12/31/2001		102.61	(0.73)	(28.87)	(29.60)	73.01
Class B	12/31/2005		12.05	(0.09)	1.19	1.10	13.15
	12/31/2004		10.51	(0.08)	1.62	1.54	12.05
	12/31/2003	(1)	10.00	(0.01)	0.52	0.51	10.51

WRL Templeton Great Companies Global Subaccount
Class A	12/31/2005		23.53	0.04	1.50	1.54	25.07
	12/31/2004		21.77	(0.20)	1.96	1.76	23.53
	12/31/2003		17.82	(0.17)	4.12	3.95	21.77
	12/31/2002		24.31	0.37	(6.86)	(6.49)	17.82
	12/31/2001		31.79	0.00	(7.48)	(7.48)	24.31
Class B	12/31/2005		11.54	0.05	0.72	0.77	12.31
	12/31/2004		10.66	(0.08)	0.96	0.88	11.54
	12/31/2003	(1)	10.00	(0.01)	0.67	0.66	10.66

WRL Van Kampen Mid-Cap Growth Subaccount(1)
Class A	12/31/2005		33.59	(0.27)	2.49	2.22	35.81
	12/31/2004		31.64	(0.28)	2.23	1.95	33.59
	12/31/2003		24.91	(0.25)	6.98	6.73	31.64
	12/31/2002		37.54	(0.25)	(12.38)	(12.63)	24.91
	12/31/2001		56.74	(0.35)	(18.85)	(19.20)	37.54
Class B	12/31/2005		10.73	(0.07)	0.79	0.72	11.45
	12/31/2004		10.09	(0.07)	0.71	0.64	10.73
	12/31/2003	(1)	10.00	(0.01)	0.10	0.09	10.09

WRL Federated Growth & Income Subaccount
Class A	12/31/2005		31.11	0.43	0.82	1.25	32.36
	12/31/2004		28.74	0.93	1.44	2.37	31.11
	12/31/2003		22.86	0.85	5.03	5.88	28.74
	12/31/2002		22.85	1.20	(1.19)	0.01	22.86
	12/31/2001		19.93	0.21	2.71	2.92	22.85
Class B	12/31/2005		11.67	0.24	0.24	0.48	12.15
	12/31/2004		10.76	0.32	0.59	0.91	11.67
	12/31/2003	(1)	10.00	(0.01)	0.77	0.76	10.76

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Transamerica Money Market Subaccount
Class A	12/31/2005		1.96%	$45,061	2.85%	0.90%
	12/31/2004		0.10	44,155	0.98	0.90
	12/31/2003		(0.11)	58,117	0.11	0.90
	12/31/2002		0.54	93,388	0.53	0.90
	12/31/2001		3.05	82,417	2.80	0.90
Class B	12/31/2005		2.11	1,166	2.90	0.75
	12/31/2004		0.25	692	1.20	0.75
	12/31/2003	(1)	(0.01)	45	0.11	0.75

WRL AEGON Bond Subaccount
Class A	12/31/2005		1.39	47,676	5.23	0.90
	12/31/2004		3.59	50,801	6.77	0.90
	12/31/2003		3.35	54,846	4.44	0.90
	12/31/2002		8.99	61,311	3.03	0.90
	12/31/2001		7.11	44,709	(0.24)	0.90
Class B	12/31/2005		1.53	659	5.83	0.75
	12/31/2004		3.75	249	4.42	0.75
	12/31/2003	(1)	1.00	25	0.00	0.75

WRL Janus Growth Subaccount
Class A	12/31/2005		8.97	654,636	0.00	0.90
	12/31/2004		14.50	646,554	0.00	0.90
	12/31/2003		30.82	600,794	0.00	0.90
	12/31/2002		(30.55)	474,008	(0.90)	0.90
	12/31/2001		(28.85)	699,663	(0.90)	0.90
Class B	12/31/2005		9.13	503	0.00	0.75
	12/31/2004		14.66	308	0.00	0.75
	12/31/2003	(1)	5.09	26	0.00	0.75

WRL Templeton Great Companies Global Subaccount
Class A	12/31/2005		6.51	256,150	1.05	0.90
	12/31/2004		8.09	262,144	0.00	0.90
	12/31/2003		22.15	250,670	0.00	0.90
	12/31/2002		(26.69)	218,765	1.78	0.90
	12/31/2001		23.53	313,912	0.01	0.90
Class B	12/31/2005		6.67	473	1.16	0.75
	12/31/2004		8.25	164	0.00	0.75
	12/31/2003	(1)	6.65	27	0.00	0.75

WRL Van Kampen Mid-Cap Growth Subaccount(1)
Class A	12/31/2005		6.59	312,918	0.09	0.90
	12/31/2004		6.18	314,746	0.00	0.90
	12/31/2003		27.01	314,020	0.00	0.90
	12/31/2002		(33.66)	250,959	(0.81)	0.90
	12/31/2001		(33.83)	386,903	(0.82)	0.90
Class B	12/31/2005		6.75	317	0.10	0.75
	12/31/2004		6.34	130	0.00	0.75
	12/31/2003	(1)	0.90	25	0.00	0.75

WRL Federated Growth & Income Subaccount
Class A	12/31/2005		4.03	113,560	2.26	0.90
	12/31/2004		8.23	114,445	4.07	0.90
	12/31/2003		25.71	102,251	4.27	0.90
	12/31/2002		0.06	79,210	5.21	0.90
	12/31/2001		14.67	57,831	0.95	0.90
Class B	12/31/2005		4.18	3,029	2.79	0.75
	12/31/2004		8.39	698	3.56	0.75
	12/31/2003	(1)	7.62	43	0.00	0.75

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Transamerica Value Balanced Subaccount
Class A	12/31/2005		20.47	0.35	0.81	1.16	21.63
	12/31/2004		18.79	0.11	1.57	1.68	20.47
	12/31/2003		15.77	0.37	2.65	3.02	18.79
	12/31/2002		18.47	0.47	(3.17)	(2.70)	15.77
	12/31/2001		18.19	0.10	0.18	0.28	18.47
Class B	12/31/2005		11.31	0.27	0.39	0.66	11.97
	12/31/2004		10.36	0.05	0.90	0.95	11.31
	12/31/2003	(1)	10.00	(0.01)	0.37	0.36	10.36

Mercury Large Cap Value Subaccount
Class A	12/31/2005		20.06	(0.04)	3.03	2.99	23.05
	12/31/2004		17.10	0.35	2.61	2.96	20.06
	12/31/2003		13.30	(0.01)	3.81	3.80	17.10
	12/31/2002		15.64	0.19	(2.53)	(2.34)	13.30
	12/31/2001		16.07	(0.12)	(0.31)	(0.43)	15.64
Class B	12/31/2005		12.82	(0.00)	1.93	1.93	14.75
	12/31/2004		10.91	0.31	1.60	1.91	12.82
	12/31/2003	(1)	10.00	(0.01)	0.92	0.91	10.91

WRL American Century International Subaccount
Class A	12/31/2005		10.37	(0.01)	1.24	1.23	11.60
	12/31/2004		9.15	(0.08)	1.30	1.22	10.37
	12/31/2003		7.37	(0.07)	1.85	1.78	9.15
	12/31/2002		9.43	(0.05)	(2.01)	(2.06)	7.37
	12/31/2001		12.43	0.25	(3.25)	(3.00)	9.43

WRL Third Avenue Value Subaccount
Class A	12/31/2005		21.99	(0.08)	3.98	3.90	25.89
	12/31/2004		17.77	(0.04)	4.26	4.22	21.99
	12/31/2003		13.07	(0.07)	4.77	4.70	17.77
	12/31/2002		14.96	0.13	(2.02)	(1.89)	13.07
	12/31/2001		14.22	(0.11)	0.85	0.74	14.96
Class B	12/31/2005		13.00	(0.02)	2.35	2.33	15.33
	12/31/2004		10.50	(0.00)	2.50	2.50	13.00
	12/31/2003	(1)	10.00	(0.01)	0.51	0.50	10.50

WRL Clarion Global Real Estate Securities Subaccount(1)
Class A	12/31/2005		20.74	0.16	2.42	2.58	23.32
	12/31/2004		15.75	0.33	4.66	4.99	20.74
	12/31/2003		11.71	0.19	3.85	4.04	15.75
	12/31/2002		11.40	0.12	0.19	0.31	11.71
	12/31/2001		10.36	0.21	0.83	1.04	11.40
Class B	12/31/2005		14.38	0.20	1.62	1.82	16.20
	12/31/2004		10.91	0.24	3.23	3.47	14.38
	12/31/2003	(1)	10.00	(0.01)	0.92	0.91	10.91

WRL Marsico Growth Subaccount
Class A	12/31/2005		8.95	(0.07)	0.76	0.69	9.64
	12/31/2004		8.05	(0.07)	0.97	0.90	8.95
	12/31/2003		6.43	(0.07)	1.69	1.62	8.05
	12/31/2002		8.76	(0.06)	(2.27)	(2.33)	6.43
	12/31/2001		10.29	(0.01)	(1.52)	(1.53)	8.76
Class B	12/31/2005		11.25	(0.08)	0.95	0.87	12.12
	12/31/2004		10.09	(0.08)	1.24	1.16	11.25
	12/31/2003	(1)	10.00	(0.01)	0.10	0.09	10.09

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Transamerica Value Balanced Subaccount
Class A	12/31/2005		5.64%	$148,870	2.61%	0.90%
	12/31/2004		8.98	155,166	1.46	0.90
	12/31/2003		19.09	63,822	3.11	0.90
	12/31/2002		(14.59)	55,762	2.86	0.90
	12/31/2001		1.54	41,934	0.55	0.90
Class B	12/31/2005		5.80	183	3.10	0.75
	12/31/2004		9.14	67	1.24	0.75
	12/31/2003	(1)	3.63	26	0.00	0.75

Mercury Large Cap Value Subaccount
Class A	12/31/2005		14.91	59,458	0.68	0.90
	12/31/2004		17.28	43,341	2.88	0.90
	12/31/2003		28.62	38,125	0.83	0.90
	12/31/2002		(14.98)	30,289	1.28	0.90
	12/31/2001		(2.68)	32,890	(0.75)	0.90
Class B	12/31/2005		15.08	581	0.71	0.75
	12/31/2004		17.45	48	3.45	0.75
	12/31/2003	(1)	9.13	27	0.00	0.75

WRL American Century International Subaccount
Class A	12/31/2005		11.86	38,918	0.78	0.90
	12/31/2004		13.32	32,336	0.00	0.90
	12/31/2003		24.17	26,065	0.00	0.90
	12/31/2002		(21.89)	7,974	(0.59)	0.90
	12/31/2001		(24.12)	8,183	2.40	0.90

WRL Third Avenue Value Subaccount
Class A	12/31/2005		17.75	111,992	0.55	0.90
	12/31/2004		23.69	81,710	0.67	0.90
	12/31/2003		36.04	56,041	0.45	0.90
	12/31/2002		(12.66)	37,656	0.92	0.90
	12/31/2001		5.22	34,345	(0.78)	0.90
Class B	12/31/2005		17.92	2,198	0.63	0.75
	12/31/2004		23.87	410	0.70	0.75
	12/31/2003	(1)	4.96	26	0.00	0.75

WRL Clarion Global Real Estate Securities Subaccount(1)
Class A	12/31/2005		12.46	52,923	1.67	0.90
	12/31/2004		31.67	46,253	2.81	0.90
	12/31/2003		34.53	29,571	2.69	0.90
	12/31/2002		2.67	19,564	0.99	0.90
	12/31/2001		10.06	7,899	1.92	0.90
Class B	12/31/2005		12.63	1,249	2.08	0.75
	12/31/2004		31.87	323	2.64	0.75
	12/31/2003	(1)	9.06	35	0.00	0.75

WRL Marsico Growth Subaccount
Class A	12/31/2005		7.62	14,998	0.08	0.90
	12/31/2004		11.25	13,931	0.00	0.90
	12/31/2003		0.94	9,980	0.00	0.90
	12/31/2002		(26.64)	4,464	(0.79)	0.90
	12/31/2001		(14.86)	3,750	(0.08)	0.90
Class B	12/31/2005		7.77	340	0.08	0.75
	12/31/2004		11.41	141	0.00	0.75
	12/31/2003	(1)	0.90	25	0.00	0.75

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Munder Net50 Subaccount
Class A	12/31/2005		9.19	(0.08)	0.74	0.66	9.85
	12/31/2004		8.04	(0.07)	1.22	1.15	9.19
	12/31/2003		4.87	(0.06)	3.23	3.17	8.04
	12/31/2002		7.98	(0.05)	(3.06)	(3.11)	4.87
	12/31/2001		10.80	(0.03)	(2.79)	(2.82)	7.98
Class B	12/31/2005		11.60	(0.08)	0.92	0.84	12.44
	12/31/2004		10.13	(0.08)	1.55	1.47	11.60
	12/31/2003	(1)	10.00	(0.01)	0.14	0.13	10.13

WRL T. Rowe Price Equity Income Subaccount
Class A	12/31/2005		10.91	0.11	0.23	0.34	11.25
	12/31/2004		9.59	0.10	1.22	1.32	10.91
	12/31/2003		7.62	0.07	1.90	1.97	9.59
	12/31/2002		9.48	(0.03)	(1.83)	(1.86)	7.62
	12/31/2001		9.98	(0.08)	(0.42)	(0.50)	9.48
Class B	12/31/2005		12.23	0.16	0.25	0.41	12.64
	12/31/2004		10.73	0.14	1.36	1.50	12.23
	12/31/2003	(1)	10.00	(0.01)	0.74	0.73	10.73

WRL T. Rowe Price Small Cap Subaccount
Class A	12/31/2005		10.95	(0.10)	1.16	1.06	12.01
	12/31/2004		10.01	(0.09)	1.03	0.94	10.95
	12/31/2003		7.20	(0.08)	2.89	2.81	10.01
	12/31/2002		9.99	(0.07)	(2.72)	(2.79)	7.20
	12/31/2001		11.17	(0.09)	(1.09)	(1.18)	9.99
Class B	12/31/2005		11.31	(0.09)	1.20	1.11	12.42
	12/31/2004		10.33	(0.08)	1.06	0.98	11.31
	12/31/2003	(1)	10.00	(0.01)	0.34	0.33	10.33

WRL Salomon All Cap Subaccount
Class A	12/31/2005		13.72	(0.04)	0.48	0.44	14.16
	12/31/2004		12.69	(0.09)	1.12	1.03	13.72
	12/31/2003		9.47	(0.05)	3.27	3.22	12.69
	12/31/2002		12.70	0.02	(3.25)	(3.23)	9.47
	12/31/2001		12.55	0.11	0.04	0.15	12.70
Class B	12/31/2005		11.52	(0.01)	0.39	0.38	11.90
	12/31/2004		10.63	(0.05)	0.94	0.89	11.52
	12/31/2003	(1)	10.00	(0.01)	0.64	0.63	10.63

WRL J. P. Morgan Mid Cap Value Subaccount
Class A	12/31/2005		13.83	(0.10)	1.23	1.13	14.96
	12/31/2004		12.18	(0.11)	1.76	1.65	13.83
	12/31/2003		9.35	(0.08)	2.91	2.83	12.18
	12/31/2002		10.81	(0.09)	(1.37)	(1.46)	9.35
	12/31/2001		11.35	0.05	(0.59)	(0.54)	10.81
Class B	12/31/2005		11.52	(0.06)	1.02	0.96	12.48
	12/31/2004	(1)	10.00	(0.05)	1.57	1.52	11.52

WRL Great Companies-AmericaSM Subaccount
Class A	12/31/2005		9.64	(0.00)	0.28	0.28	9.92
	12/31/2004		9.56	(0.02)	0.10	0.08	9.64
	12/31/2003		7.74	(0.04)	1.86	1.82	9.56
	12/31/2002		9.84	(0.05)	(2.05)	(2.10)	7.74
	12/31/2001		11.31	(0.05)	(1.42)	(1.47)	9.84
Class B	12/31/2005		10.71	0.03	0.30	0.33	11.04
	12/31/2004		10.61	(0.02)	0.12	0.10	10.71
	12/31/2003	(1)	10.00	(0.01)	0.62	0.61	10.61

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Munder Net50 Subaccount
Class A	12/31/2005		7.10%	$13,917	0.00%	0.90%
	12/31/2004		14.31	15,079	0.00	0.90
	12/31/2003		65.12	12,963	0.00	0.90
	12/31/2002		(38.97)	2,439	(0.90)	0.90
	12/31/2001		(26.09)	2,804	(0.29)	0.90
Class B	12/31/2005		7.26	349	0.00	0.75
	12/31/2004		14.47	180	0.00	0.75
	12/31/2003	(1)	1.34	31	0.00	0.75

WRL T. Rowe Price Equity Income Subaccount
Class A	12/31/2005		3.18	20,084	1.86	0.90
	12/31/2004		13.79	16,183	1.85	0.90
	12/31/2003		25.73	8,160	1.79	0.90
	12/31/2002		(19.54)	4,594	(0.38)	0.90
	12/31/2001		(5.02)	3,419	(0.90)	0.90
Class B	12/31/2005		3.33	468	2.07	0.75
	12/31/2004		13.95	135	2.00	0.75
	12/31/2003	(1)	7.35	40	0.00	0.75

WRL T. Rowe Price Small Cap Subaccount
Class A	12/31/2005		9.63	31,843	0.00	0.90
	12/31/2004		9.38	23,211	0.00	0.90
	12/31/2003		39.15	17,274	0.00	0.90
	12/31/2002		(28.00)	6,667	(0.90)	0.90
	12/31/2001		(10.52)	6,832	(0.90)	0.90
Class B	12/31/2005		9.79	831	0.00	0.75
	12/31/2004		9.54	245	0.00	0.75
	12/31/2003	(1)	3.29	34	0.00	0.75

WRL Salomon All Cap Subaccount
Class A	12/31/2005		3.15	44,902	0.60	0.90
	12/31/2004		8.16	49,548	0.23	0.90
	12/31/2003		33.95	41,702	0.39	0.90
	12/31/2002		(25.39)	27,583	0.36	0.90
	12/31/2001		1.18	30,526	0.89	0.90
Class B	12/31/2005		3.30	327	0.65	0.75
	12/31/2004		8.32	251	0.27	0.75
	12/31/2003	(1)	6.31	27	0.00	0.75

WRL J. P. Morgan Mid Cap Value Subaccount
Class A	12/31/2005		8.18	22,038	0.22	0.90
	12/31/2004		13.56	18,393	0.04	0.90
	12/31/2003		30.25	15,227	0.11	0.90
	12/31/2002		(13.50)	9,498	(0.85)	0.90
	12/31/2001		(4.80)	5,325	0.44	0.90
Class B	12/31/2005		8.34	200	0.25	0.75
	12/31/2004	(1)	0.00	67	0.03	0.75

WRL Great Companies-AmericaSM Subaccount
Class A	12/31/2005		2.96	63,727	0.89	0.90
	12/31/2004		0.81	71,602	0.65	0.90
	12/31/2003		23.56	48,098	0.46	0.90
	12/31/2002		(21.40)	36,236	(0.62)	0.90
	12/31/2001		(12.98)	16,607	(0.56)	0.90
Class B	12/31/2005		3.11	203	1.00	0.75
	12/31/2004		0.96	114	0.59	0.75
	12/31/2003	(1)	6.06	27	0.00	0.75

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Great Companies-TechnologySM Subaccount
Class A	12/31/2005		4.11	(0.02)	0.07	0.05	4.16
	12/31/2004		3.84	(0.03)	0.30	0.27	4.11
	12/31/2003		2.57	(0.03)	1.30	1.27	3.84
	12/31/2002		4.19	(0.03)	(1.59)	(1.62)	2.57
	12/31/2001		6.70	(0.04)	(2.47)	(2.51)	4.19
Class B	12/31/2005		11.10	(0.03)	0.18	0.15	11.25
	12/31/2004		10.35	(0.08)	0.83	0.75	11.10
	12/31/2003	(1)	10.00	(0.01)	0.36	0.35	10.35

WRL Asset Allocation-Conservative Portfolio Subaccount
Class A	12/31/2005		11.97	0.23	0.28	0.51	12.48
	12/31/2004		11.01	0.05	0.91	0.96	11.97
	12/31/2003		9.04	(0.08)	2.05	1.97	11.01
	12/31/2002	(1)	10.00	(0.05)	(0.91)	(0.96)	9.04
Class B	12/31/2005		11.31	0.26	0.24	0.50	11.81
	12/31/2004		10.39	0.09	0.83	0.92	11.31
	12/31/2003	(1)	10.00	(0.01)	0.40	0.39	10.39

WRL Asset Allocation-Moderate Portfolio Subaccount
Class A	12/31/2005		11.96	0.12	0.66	0.78	12.74
	12/31/2004		10.84	0.02	1.10	1.12	11.96
	12/31/2003		8.76	(0.08)	2.16	2.08	10.84
	12/31/2002	(1)	10.00	(0.05)	(1.19)	(1.24)	8.76
Class B	12/31/2005		11.54	0.15	0.61	0.76	12.30
	12/31/2004		10.43	0.05	1.06	1.11	11.54
	12/31/2003	(1)	10.00	(0.01)	0.44	0.43	10.43

WRL Asset Allocation-Moderate Growth Portfolio Subaccount
Class A	12/31/2005		12.01	0.03	1.04	1.07	13.08
	12/31/2004		10.67	(0.01)	1.35	1.34	12.01
	12/31/2003		8.47	(0.07)	2.27	2.20	10.67
	12/31/2002	(1)	10.00	(0.05)	(1.48)	(1.53)	8.47
Class B	12/31/2005		11.84	0.06	1.01	1.07	12.91
	12/31/2004		10.50	0.02	1.32	1.34	11.84
	12/31/2003	(1)	10.00	(0.01)	0.51	0.50	10.50

WRL Asset Allocation-Growth Portfolio Subaccount
Class A	12/31/2005		11.91	(0.05)	1.39	1.34	13.25
	12/31/2004		10.53	0.01	1.37	1.38	11.91
	12/31/2003		8.12	(0.07)	2.48	2.41	10.53
	12/31/2002	(1)	10.00	(0.05)	(1.83)	(1.88)	8.12
Class B	12/31/2005		11.99	(0.03)	1.40	1.37	13.36
	12/31/2004		10.58	0.02	1.39	1.41	11.99
	12/31/2003	(1)	10.00	(0.01)	0.59	0.58	10.58

WRL PIMCO Total Return Subaccount
Class A	12/31/2005		11.37	0.12	0.04	0.16	11.53
	12/31/2004		10.98	0.21	0.18	0.39	11.37
	12/31/2003		10.56	0.03	0.39	0.42	10.98
	12/31/2002	(1)	10.00	(0.06)	0.62	0.56	10.56
Class B	12/31/2005		10.51	0.11	0.06	0.17	10.68
	12/31/2004		10.14	0.19	0.18	0.37	10.51
	12/31/2003	(1)	10.00	(0.01)	0.15	0.14	10.14

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Great Companies-TechnologySM Subaccount
Class A	12/31/2005		1.15%	$11,717	0.42%	0.90%
	12/31/2004		7.10	13,473	0.00	0.90
	12/31/2003		49.61	14,346	0.00	0.90
	12/31/2002		(38.67)	5,195	(0.90)	0.90
	12/31/2001		(37.51)	6,147	(0.90)	0.90
Class B	12/31/2005		1.30	169	0.46	0.75
	12/31/2004		7.25	105	0.00	0.75
	12/31/2003	(1)	3.53	26	0.00	0.75

WRL Asset Allocation-Conservative Portfolio Subaccount
Class A	12/31/2005		4.25	22,543	2.77	0.90
	12/31/2004		8.73	18,291	1.31	0.90
	12/31/2003		21.82	11,072	0.13	0.90
	12/31/2002	(1)	(9.65)	4,376	(0.90)	0.90
Class B	12/31/2005		4.40	1,029	3.03	0.75
	12/31/2004		8.89	197	1.53	0.75
	12/31/2003	(1)	3.88	26	0.00	0.75

WRL Asset Allocation-Moderate Portfolio Subaccount

Class A	12/31/2005		6.49	63,543	1.87	0.90
	12/31/2004		10.40	49,873	1.03	0.90
	12/31/2003		23.75	32,736	0.11	0.90
	12/31/2002	(1)	(12.43)	10,778	(0.90)	0.90
Class B	12/31/2005		6.64	8,066	2.01	0.75
	12/31/2004		10.56	3,180	1.24	0.75
	12/31/2003	(1)	4.34	26	0.00	0.75

WRL Asset Allocation-Moderate Growth Portfolio Subaccount
Class A	12/31/2005		8.93	189,267	1.16	0.90
	12/31/2004		12.53	130,542	0.78	0.90
	12/31/2003		26.03	65,864	0.15	0.90
	12/31/2002	(1)	(15.31)	15,054	(0.90)	0.90
Class B	12/31/2005		9.09	31,462	1.26	0.75
	12/31/2004		12.69	9,586	0.90	0.75
	12/31/2003	(1)	5.02	26	0.00	0.75

WRL Asset Allocation-Growth Portfolio Subaccount
Class A	12/31/2005		11.24	149,064	0.48	0.90
	12/31/2004		13.16	102,006	0.95	0.90
	12/31/2003		29.63	42,131	0.16	0.90
	12/31/2002	(1)	(18.79)	6,751	(0.90)	0.90
Class B	12/31/2005		11.40	26,526	0.53	0.75
	12/31/2004		13.33	7,452	0.90	0.75
	12/31/2003	(1)	5.83	26	0.00	0.75

WRL PIMCO Total Return Subaccount
Class A	12/31/2005		1.42	12,422	1.94	0.90
	12/31/2004		3.56	10,074	2.81	0.90
	12/31/2003		3.97	9,186	1.16	0.90
	12/31/2002	(1)	5.56	7,376	(0.90)	0.90
Class B	12/31/2005		1.57	245	1.80	0.75
	12/31/2004		3.71	199	2.57	0.75
	12/31/2003	(1)	1.35	25	0.00	0.75

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Transamerica Balanced Subaccount
Class A	12/31/2005		11.73	0.06	0.76	0.82	12.55
	12/31/2004		10.65	0.04	1.04	1.08	11.73
	12/31/2003		9.43	(0.07)	1.29	1.22	10.65
	12/31/2002	(1)	10.00	(0.05)	(0.52)	(0.57)	9.43
Class B	12/31/2005		11.44	0.08	0.74	0.82	12.26
	12/31/2004		10.37	0.10	0.97	1.07	11.44
	12/31/2003	(1)	10.00	(0.01)	0.38	0.37	10.37

WRL Transamerica Convertible Securities Subaccount
Class A	12/31/2005		12.74	0.17	0.20	0.37	13.11
	12/31/2004		11.35	0.57	0.82	1.39	12.74
	12/31/2003		9.26	(0.08)	2.17	2.09	11.35
	12/31/2002	(1)	10.00	(0.05)	(0.69)	(0.74)	9.26
Class B	12/31/2005		11.54	0.08	0.28	0.36	11.90
	12/31/2004		10.27	0.36	0.91	1.27	11.54
	12/31/2003	(1)	10.00	(0.01)	0.28	0.27	10.27

WRL Transamerica Equity Subaccount
Class A	12/31/2005		12.73	(0.07)	2.05	1.98	14.71
	12/31/2004		11.09	(0.10)	1.74	1.64	12.73
	12/31/2003		8.53	(0.09)	2.65	2.56	11.09
	12/31/2002	(1)	10.00	(0.05)	(1.42)	(1.47)	8.53
Class B	12/31/2005		12.05	(0.04)	1.93	1.89	13.94
	12/31/2004		10.49	(0.08)	1.64	1.56	12.05
	12/31/2003	(1)	10.00	(0.01)	0.50	0.49	10.49

WRL Transamerica Growth Opportunities Subaccount
Class A	12/31/2005		11.90	(0.11)	1.92	1.81	13.71
	12/31/2004		10.29	(0.10)	1.71	1.61	11.90
	12/31/2003		7.92	(0.08)	2.45	2.37	10.29
	12/31/2002	(1)	10.00	(0.04)	(2.04)	(2.08)	7.92
Class B	12/31/2005		12.14	(0.09)	1.96	1.87	14.01
	12/31/2004		10.49	(0.08)	1.73	1.65	12.14
	12/31/2003	(1)	10.00	(0.01)	0.50	0.49	10.49

WRL Capital Guardian Value Subaccount
Class A	12/31/2005		12.20	0.01	0.82	0.83	13.03
	12/31/2004		10.55	0.02	1.63	1.65	12.20
	12/31/2003		7.91	(0.01)	2.65	2.64	10.55
	12/31/2002	(1)	10.00	0.39	(2.48)	(2.09)	7.91
Class B	12/31/2005		12.52	0.04	0.82	0.86	13.38
	12/31/2004		10.81	0.05	1.66	1.71	12.52
	12/31/2003	(1)	10.00	(0.01)	0.82	0.81	10.81

WRL Transamerica Small/Mid Cap Value Subaccount
Class A	12/31/2005		11.45	(0.05)	1.48	1.43	12.88
	12/31/2004	(1)	10.00	(0.06)	1.51	1.45	11.45
Class B	12/31/2005		11.46	(0.04)	1.50	1.46	12.92
	12/31/2004	(1)	10.00	(0.05)	1.51	1.46	11.46

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Transamerica Balanced Subaccount
Class A	12/31/2005		7.00%	$4,029	1.37%	0.90%
	12/31/2004		10.16	3,697	1.27	0.90
	12/31/2003		12.88	2,967	0.19	0.90
	12/31/2002	(1)	(5.67)	2,319	(0.90)	0.90
Class B	12/31/2005		7.16	95	1.45	0.75
	12/31/2004		10.32	62	1.67	0.75
	12/31/2003	(1)	3.72	26	0.00	0.75

WRL Transamerica Convertible Securities Subaccount
Class A	12/31/2005		2.96	2,412	2.30	0.90
	12/31/2004		12.17	2,459	5.75	0.90
	12/31/2003		22.56	2,004	0.17	0.90
	12/31/2002	(1)	(7.36)	311	(0.90)	0.90
Class B	12/31/2005		3.11	131	1.44	0.75
	12/31/2004		12.33	210	4.05	0.75
	12/31/2003	(1)	2.73	31	0.00	0.75

WRL Transamerica Equity Subaccount
Class A	12/31/2005		15.50	288,887	0.37	0.90
	12/31/2004		14.77	258,530	0.00	0.90
	12/31/2003		30.05	10,463	0.00	0.90
	12/31/2002	(1)	(14.69)	2,781	(0.90)	0.90
Class B	12/31/2005		15.67	1,937	0.39	0.75
	12/31/2004		14.94	568	0.00	0.75
	12/31/2003	(1)	4.88	26	0.00	0.75

WRL Transamerica Growth Opportunities Subaccount
Class A	12/31/2005		15.19	56,128	0.00	0.90
	12/31/2004		15.58	48,945	0.00	0.90
	12/31/2003		30.04	4,407	0.00	0.90
	12/31/2002	(1)	(20.84)	552	(0.90)	0.90
Class B	12/31/2005		15.36	721	0.00	0.75
	12/31/2004		15.75	307	0.00	0.75
	12/31/2003	(1)	4.88	34	0.00	0.75

WRL Capital Guardian Value Subaccount
Class A	12/31/2005		6.75	2,677	0.99	0.90
	12/31/2004		15.66	2,172	1.07	0.90
	12/31/2003		33.38	1,104	0.74	0.90
	12/31/2002	(1)	(20.90)	181	(0.90)	0.90
Class B	12/31/2005		6.91	208	1.07	0.75
	12/31/2004		15.83	94	1.15	0.75
	12/31/2003	(1)	8.06	34	0.00	0.75

WRL Transamerica Small/Mid Cap Value Subaccount
Class A	12/31/2005		12.55	3,882	0.49	0.90
	12/31/2004	(1)	21.56	618	0.00	0.90
Class B	12/31/2005		12.71	828	0.45	0.75
	12/31/2004	(1)	21.73	94	0.00	0.75

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Transamerica U.S. Government Securities Subaccount
Class A	12/31/2005		10.93	0.34	(0.19)	0.15	11.08
	12/31/2004		10.68	0.32	(0.07)	0.25	10.93
	12/31/2003		10.47	0.15	0.06	0.21	10.68
	12/31/2002	(1)	10.00	0.00	0.47	0.47	10.47
Class B	12/31/2005		10.35	0.17	(0.02)	0.15	10.50
	12/31/2004		10.09	0.24	0.02	0.26	10.35
	12/31/2003	(1)	10.00	(0.01)	0.10	0.09	10.09

WRL JP Morgan Enhanced Index Subaccount
Class A	12/31/2005		11.41	0.05	0.24	0.29	11.70
	12/31/2004		10.37	(0.01)	1.05	1.04	11.41
	12/31/2003		8.11	(0.04)	2.30	2.26	10.37
	12/31/2002	(1)	10.00	(0.02)	(1.87)	(1.89)	8.11
Class B	12/31/2005		11.76	0.07	0.25	0.32	12.08
	12/31/2004		10.67	0.00	1.09	1.09	11.76
	12/31/2003	(1)	10.00	(0.01)	0.68	0.67	10.67

WRL MFS High Yield Subaccount
Class A	12/31/2005		11.86	0.67	(0.56)	0.11	11.97
	12/31/2004		10.90	0.46	0.50	0.96	11.86
	12/31/2003	(1)	10.00	(0.03)	0.93	0.90	10.90
Class B	12/31/2005		11.26	1.22	(1.10)	0.12	11.38
	12/31/2004		10.34	0.61	0.31	0.92	11.26
	12/31/2003	(1)	10.00	(0.01)	0.35	0.34	10.34

WRL Capital Guardian U.S. Equity Subaccount
Class A	12/31/2005		11.83	(0.04)	0.67	0.63	12.46
	12/31/2004		10.87	(0.07)	1.03	0.96	11.83
	12/31/2003		8.04	(0.07)	2.90	2.83	10.87
	12/31/2002	(1)	10.00	(0.01)	(1.95)	(1.96)	8.04

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2005		7.61	(0.02)	0.61	0.59	8.20
	12/31/2004		7.18	(0.04)	0.47	0.43	7.61
	12/31/2003		5.60	(0.03)	1.61	1.58	7.18
	12/31/2002		7.25	(0.01)	(1.64)	(1.65)	5.60
	12/31/2001		8.56	(0.05)	(1.26)	(1.31)	7.25

Fidelity VIP Contrafund Portfolio Subaccount
Class A	12/31/2005		10.58	(0.09)	1.74	1.65	12.23
	12/31/2004		9.27	(0.07)	1.38	1.31	10.58
	12/31/2003		7.29	(0.05)	2.03	1.98	9.27
	12/31/2002		8.14	(0.03)	(0.82)	(0.85)	7.29
	12/31/2001		9.38	(0.04)	(1.20)	(1.24)	8.14

Fidelity VIP Equity-Income Portfolio Subaccount
Class A	12/31/2005		12.04	0.08	0.48	0.56	12.60
	12/31/2004		10.92	0.05	1.07	1.12	12.04
	12/31/2003		8.48	0.05	2.39	2.44	10.92
	12/31/2002		10.32	0.04	(1.88)	(1.84)	8.48
	12/31/2001		10.99	(0.04)	(0.63)	(0.67)	10.32

Fidelity VIP Index 500 Subaccount
Class A	12/31/2005		10.98	0.03	0.36	0.39	11.37
	12/31/2004	(1)	10.00	(0.06)	1.04	0.98	10.98
Class B	12/31/2005		11.60	0.01	0.43	0.44	12.04
	12/31/2004		10.60	(0.03)	1.03	1.00	11.60
	12/31/2003	(1)	10.00	(0.01)	0.61	0.60	10.60

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Transamerica U.S. Government Securities Subaccount
Class A	12/31/2005		1.32%	$840	3.98%	0.90%
	12/31/2004		2.37	446	3.90	0.90
	12/31/2003		2.03	332	2.29	0.90
	12/31/2002	(1)	4.65	221	0.07	0.90
Class B	12/31/2005		1.47	23	2.36	0.75
	12/31/2004		2.52	108	3.10	0.75
	12/31/2003	(1)	0.93	25	0.00	0.75

WRL JP Morgan Enhanced Index Subaccount
Class A	12/31/2005		2.54	1,197	1.30	0.90
	12/31/2004		10.03	1,088	0.79	0.90
	12/31/2003		27.79	872	0.50	0.90
	12/31/2002	(1)	(18.85)	50	(0.32)	0.90
Class B	12/31/2005		2.69	81	1.39	0.75
	12/31/2004		10.19	87	0.78	0.75
	12/31/2003	(1)	6.74	27	0.00	0.75

WRL MFS High Yield Subaccount
Class A	12/31/2005		0.91	1,273	6.51	0.90
	12/31/2004		8.81	313	5.02	0.90
	12/31/2003	(1)	8.90	408	0.31	0.90
Class B	12/31/2005		1.05	158	11.56	0.75
	12/31/2004		8.95	44	6.51	0.75
	12/31/2003	(1)	3.40	26	0.00	0.75

WRL Capital Guardian U.S. Equity Subaccount
Class A	12/31/2005		5.36	1,537	0.56	0.90
	12/31/2004		8.79	1,390	0.29	0.90
	12/31/2003		35.28	1,120	0.14	0.90
	12/31/2002	(1)	(19.63)	144	(0.15)	0.90

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2005		7.71	3,730	0.67	0.90
	12/31/2004		5.93	3,592	0.32	0.90
	12/31/2003		28.25	3,103	0.40	0.90
	12/31/2002		(22.70)	1,845	(0.17)	0.90
	12/31/2001		(15.40)	1,397	(0.65)	0.90

Fidelity VIP Contrafund Portfolio Subaccount
Class A	12/31/2005		15.61	22,443	0.12	0.90
	12/31/2004		14.13	15,082	0.19	0.90
	12/31/2003		27.05	10,483	0.28	0.90
	12/31/2002		(10.41)	6,552	(0.43)	0.90
	12/31/2001		(13.25)	3,335	(0.45)	0.90

Fidelity VIP Equity-Income Portfolio Subaccount
Class A	12/31/2005		4.63	11,408	1.54	0.90
	12/31/2004		10.24	12,581	1.35	0.90
	12/31/2003		28.87	10,460	1.42	0.90
	12/31/2002		(17.89)	6,167	0.46	0.90
	12/31/2001		(6.07)	4,161	(0.35)	0.90

Fidelity VIP Index 500 Subaccount
Class A	12/31/2005		3.63	582	1.15	0.90
	12/31/2004	(1)	14.53	263	0.00	0.90
Class B	12/31/2005		3.78	1,641	0.85	0.75
	12/31/2004		9.52	297	0.43	0.75
	12/31/2003	(1)	5.95	27	0.00	0.75

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

EQUITY TRANSACTIONS

(All amounts in thousands)

Unit Activity:

	Year Ended	Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
WRL Transamerica Money Market Subaccount
Class A	12/31/2005	2,317	4,245	(4,243)	2,319
	12/31/2004	3,053	2,857	(3,593)	2,317
Class B	12/31/2005	69	279	(234)	114
	12/31/2004	5	136	(72)	69

WRL AEGON Bond Subaccount
Class A	12/31/2005	1,680	437	(562)	1,555
	12/31/2004	1,879	485	(684)	1,680
Class B	12/31/2005	24	62	(24)	62
	12/31/2004	3	29	(8)	24

WRL Janus Growth Subaccount
Class A	12/31/2005	8,513	1,401	(2,004)	7,910
	12/31/2004	9,058	1,839	(2,384)	8,513
Class B	12/31/2005	26	45	(33)	38
	12/31/2004	3	35	(12)	26

WRL Templeton Great Companies Global Subaccount
Class A	12/31/2005	11,139	1,906	(2,826)	10,219
	12/31/2004	11,513	2,876	(3,250)	11,139
Class B	12/31/2005	14	36	(12)	38
	12/31/2004	3	18	(7)	14

WRL Van Kampen Mid-Cap Growth Subaccount(1)
Class A	12/31/2005	9,370	1,940	(2,571)	8,739
	12/31/2004	9,926	2,232	(2,788)	9,370
Class B	12/31/2005	12	34	(18)	28
	12/31/2004	3	16	(7)	12

WRL Federated Growth & Income Subaccount
Class A	12/31/2005	3,679	919	(1,089)	3,509
	12/31/2004	3,557	1,201	(1,079)	3,679
Class B	12/31/2005	60	263	(74)	249
	12/31/2004	4	72	(16)	60

WRL Transamerica Value Balanced Subaccount
Class A	12/31/2005	7,579	1,060	(1,756)	6,883
	12/31/2004	3,397	5,887	(1,705)	7,579
Class B	12/31/2005	6	19	(10)	15
	12/31/2004	3	7	(4)	6

WRL Mercury Large Cap Value Subaccount
Class A	12/31/2005	2,160	1,073	(654)	2,579
	12/31/2004	2,229	599	(668)	2,160
Class B	12/31/2005	4	43	(7)	40
	12/31/2004	3	4	(3)	4

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

EQUITY TRANSACTIONS (continued)

(All amounts in thousands)

Capital Unit Transactions:

	Year Ended	Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
WRL Transamerica Money Market Subaccount
Class A	12/31/2005	$81,617	$(81,659)	$(42)
	12/31/2004	54,351	(68,355)	(14,004)
Class B	12/31/2005	2,830	(2,379)	451
	12/31/2004	1,365	(695)	670

WRL AEGON Bond Subaccount
Class A	12/31/2005	13,312	(17,115)	(3,803)
	12/31/2004	14,372	(20,249)	(5,877)
Class B	12/31/2005	660	(257)	403
	12/31/2004	308	(61)	247

WRL Janus Growth Subaccount
Class A	12/31/2005	106,239	(151,866)	(45,627)
	12/31/2004	125,862	(163,094)	(37,232)
Class B	12/31/2005	542	(400)	142
	12/31/2004	376	(102)	274

WRL Templeton Great Companies Global Subaccount
Class A	12/31/2005	44,796	(66,447)	(21,651)
	12/31/2004	62,867	(71,186)	(8,319)
Class B	12/31/2005	418	(139)	279
	12/31/2004	195	(44)	151

WRL Van Kampen Mid-Cap Growth Subaccount(1)
Class A	12/31/2005	65,428	(86,468)	(21,040)
	12/31/2004	70,246	(87,771)	(17,525)
Class B	12/31/2005	360	(195)	165
	12/31/2004	163	(41)	122

WRL Federated Growth & Income Subaccount
Class A	12/31/2005	28,855	(34,239)	(5,384)
	12/31/2004	35,161	(31,541)	3,620
Class B	12/31/2005	3,102	(873)	2,229
	12/31/2004	807	(154)	653

WRL Transamerica Value Balanced Subaccount
Class A	12/31/2005	21,822	(36,199)	(14,377)
	12/31/2004	110,505	(32,619)	77,886
Class B	12/31/2005	214	(109)	105
	12/31/2004	83	(20)	63

WRL Mercury Large Cap Value Subaccount
Class A	12/31/2005	23,182	(14,063)	9,119
	12/31/2004	10,671	(11,781)	(1,110)
Class B	12/31/2005	597	(97)	500
	12/31/2004	52	(9)	43

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

EQUITY TRANSACTIONS (continued)

(All amounts in thousands)

Unit Activity:

	Year Ended	Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
WRL American Century International Subaccount
Class A	12/31/2005	3,119	1,196	(959)	3,356
	12/31/2004	2,849	1,260	(990)	3,119

WRL Third Avenue Value Subaccount
Class A	12/31/2005	3,717	1,773	(1,164)	4,326
	12/31/2004	3,153	1,516	(952)	3,717
Class B	12/31/2005	32	158	(46)	144
	12/31/2004	3	42	(13)	32

WRL Clarion Global Real Estate Securities Subaccount(1)
Class A	12/31/2005	2,231	971	(933)	2,269
	12/31/2004	1,878	1,307	(954)	2,231
Class B	12/31/2005	22	105	(50)	77
	12/31/2004	3	27	(8)	22

WRL Marsico Growth Subaccount
Class A	12/31/2005	1,556	561	(561)	1,556
	12/31/2004	1,240	877	(561)	1,556
Class B	12/31/2005	13	30	(15)	28
	12/31/2004	3	16	(6)	13

WRL Munder Net50 Subaccount
Class A	12/31/2005	1,640	854	(1,081)	1,413
	12/31/2004	1,612	1,468	(1,440)	1,640
Class B	12/31/2005	15	31	(18)	28
	12/31/2004	3	25	(13)	15

WRL T. Rowe Price Equity Income Subaccount
Class A	12/31/2005	1,484	817	(517)	1,784
	12/31/2004	851	951	(318)	1,484
Class B	12/31/2005	11	37	(11)	37
	12/31/2004	4	13	(6)	11

WRL T. Rowe Price Small Cap Subaccount
Class A	12/31/2005	2,119	2,422	(1,889)	2,652
	12/31/2004	1,725	1,434	(1,040)	2,119
Class B	12/31/2005	22	89	(44)	67
	12/31/2004	3	32	(13)	22

WRL Salomon All Cap Subaccount
Class A	12/31/2005	3,611	801	(1,240)	3,172
	12/31/2004	3,287	1,465	(1,141)	3,611
Class B	12/31/2005	22	23	(17)	28
	12/31/2004	3	31	(12)	22

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

EQUITY TRANSACTIONS (continued)

(All amounts in thousands)

Capital Unit Transactions:

	Year Ended	Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
WRL American Century International Subaccount
Class A	12/31/2005	$12,623	$(10,110)	$2,513
	12/31/2004	11,832	(9,265)	2,567

WRL Third Avenue Value Subaccount
Class A	12/31/2005	42,011	(27,491)	14,520
	12/31/2004	29,014	(17,961)	11,053
Class B	12/31/2005	2,235	(652)	1,583
	12/31/2004	484	(121)	363

WRL Clarion Global Real Estate Securities Subaccount(1)
Class A	12/31/2005	20,364	(19,524)	840
	12/31/2004	22,598	(15,965)	6,633
Class B	12/31/2005	1,562	(757)	805
	12/31/2004	338	(63)	275

WRL Marsico Growth Subaccount
Class A	12/31/2005	5,070	(5,041)	29
	12/31/2004	7,076	(4,534)	2,542
Class B	12/31/2005	336	(162)	174
	12/31/2004	165	(36)	129

WRL Munder Net50 Subaccount
Class A	12/31/2005	7,340	(9,217)	(1,877)
	12/31/2004	12,169	(11,707)	462
Class B	12/31/2005	343	(208)	135
	12/31/2004	251	(99)	152

WRL T. Rowe Price Equity Income Subaccount
Class A	12/31/2005	8,930	(5,665)	3,265
	12/31/2004	9,434	(3,158)	6,276
Class B	12/31/2005	454	(135)	319
	12/31/2004	146	(35)	111

WRL T. Rowe Price Small Cap Subaccount
Class A	12/31/2005	27,523	(20,838)	6,685
	12/31/2004	14,685	(10,550)	4,135
Class B	12/31/2005	1,055	(509)	546
	12/31/2004	323	(106)	217

WRL Salomon All Cap Subaccount
Class A	12/31/2005	10,869	(16,829)	(5,960)
	12/31/2004	19,060	(14,767)	4,293
Class B	12/31/2005	261	(197)	64
	12/31/2004	333	(97)	236

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

EQUITY TRANSACTIONS (continued)

(All amounts in thousands)

Unit Activity:

	Year Ended	Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
WRL JP Morgan Mid Cap Value Subaccount
Class A	12/31/2005	1,330	1,081	(938)	1,473
	12/31/2004	1,250	574	(494)	1,330
Class B	12/31/2005	6	20	(10)	16
	12/31/2004	0	6	0	6

WRL Great Companies-AmericaSM Subaccount
Class A	12/31/2005	7,430	1,469	(2,476)	6,423
	12/31/2004	5,031	5,413	(3,014)	7,430
Class B	12/31/2005	11	16	(9)	18
	12/31/2004	3	13	(5)	11

WRL Great Companies-TechnologySM Subaccount
Class A	12/31/2005	3,275	1,312	(1,771)	2,816
	12/31/2004	3,735	1,773	(2,233)	3,275
Class B	12/31/2005	10	15	(10)	15
	12/31/2004	3	16	(9)	10

WRL Asset Allocation- Conservative Subaccount
Class A	12/31/2005	1,528	809	(530)	1,807
	12/31/2004	1,006	1,121	(599)	1,528
Class B	12/31/2005	18	89	(20)	87
	12/31/2004	3	27	(12)	18

WRL Asset Allocation-Moderate Subaccount
Class A	12/31/2005	4,169	2,325	(1,507)	4,987
	12/31/2004	3,021	2,525	(1,377)	4,169
Class B	12/31/2005	276	616	(236)	656
	12/31/2004	3	403	(130)	276

WRL Asset Allocation-Moderate Growth Subaccount
Class A	12/31/2005	10,869	6,943	(3,346)	14,466
	12/31/2004	6,171	7,840	(3,142)	10,869
Class B	12/31/2005	810	2,463	(836)	2,437
	12/31/2004	3	1,028	(221)	810

WRL Asset Allocation-Growth Subaccount
Class A	12/31/2005	8,563	5,388	(2,703)	11,248
	12/31/2004	4,002	6,817	(2,256)	8,563
Class B	12/31/2005	622	2,190	(826)	1,986
	12/31/2004	3	895	(276)	622

WRL PIMCO Total Return Subaccount
Class A	12/31/2005	886	833	(641)	1,078
	12/31/2004	837	558	(509)	886
Class B	12/31/2005	19	25	(21)	23
	12/31/2004	3	20	(4)	19

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

EQUITY TRANSACTIONS (continued)

(All amounts in thousands)

Capital Unit Transactions:

	Year Ended	Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
WRL JP Morgan Mid Cap Value Subaccount
Class A	12/31/2005	$15,489	$(13,506)	$1,983
	12/31/2004	7,228	(6,193)	1,035
Class B	12/31/2005	266	(115)	151
	12/31/2004	42	(6)	36

WRL Great Companies-AmericaSM Subaccount
Class A	12/31/2005	14,167	(23,849)	(9,682)
	12/31/2004	50,994	(28,188)	22,806
Class B	12/31/2005	172	(90)	82
	12/31/2004	131	(20)	111

WRL Great Companies-TechnologySM Subaccount
Class A	12/31/2005	5,144	(6,970)	(1,826)
	12/31/2004	6,893	(8,645)	(1,752)
Class B	12/31/2005	167	(108)	59
	12/31/2004	167	(68)	99

WRL Asset Allocation-Conservative Subaccount
Class A	12/31/2005	9,705	(6,377)	3,328
	12/31/2004	12,588	(6,766)	5,822
Class B	12/31/2005	1,026	(225)	801
	12/31/2004	289	(103)	186

WRL Asset Allocation-Moderate Subaccount
Class A	12/31/2005	28,052	(18,188)	9,864
	12/31/2004	28,080	(15,305)	12,775
Class B	12/31/2005	7,191	(2,767)	4,424
	12/31/2004	4,333	(1,362)	2,971

WRL Asset Allocation-Moderate Growth Subaccount
Class A	12/31/2005	84,567	(40,879)	43,688
	12/31/2004	86,238	(34,593)	51,645
Class B	12/31/2005	29,739	(10,132)	19,607
	12/31/2004	11,203	(2,393)	8,810

WRL Asset Allocation-Growth Subaccount
Class A	12/31/2005	65,664	(32,935)	32,729
	12/31/2004	73,933	(24,493)	49,440
Class B	12/31/2005	27,011	(10,202)	16,809
	12/31/2004	9,804	(3,000)	6,804

WRL PIMCO Total Return Subaccount
Class A	12/31/2005	9,551	(7,364)	2,187
	12/31/2004	6,230	(5,644)	586
Class B	12/31/2005	265	(222)	43
	12/31/2004	215	(18)	197

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

EQUITY TRANSACTIONS (continued)

(All amounts in thousands)

Unit Activity:

	Year Ended	Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
WRL Transamerica Balanced Subaccount
Class A	12/31/2005	315	159	(153)	321
	12/31/2004	279	171	(135)	315
Class B	12/31/2005	6	5	(3)	8
	12/31/2004	3	7	(4)	6

WRL Transamerica Convertible Securities Subaccount
Class A	12/31/2005	193	98	(107)	184
	12/31/2004	177	139	(123)	193
Class B	12/31/2005	18	7	(14)	11
	12/31/2004	3	19	(4)	18

WRL Transamerica Equity Subaccount
Class A	12/31/2005	20,304	4,544	(5,205)	19,643
	12/31/2004	943	23,722	(4,361)	20,304
Class B	12/31/2005	47	148	(56)	139
	12/31/2004	3	61	(17)	47

WRL Transamerica Growth Opportunities Subaccount
Class A	12/31/2005	4,114	1,339	(1,357)	4,096
	12/31/2004	429	4,830	(1,145)	4,114
Class B	12/31/2005	25	64	(38)	51
	12/31/2004	3	35	(13)	25

WRL Capital Guardian Value Subaccount
Class A	12/31/2005	178	102	(74)	206
	12/31/2004	105	132	(59)	178
Class B	12/31/2005	7	12	(4)	15
	12/31/2004	3	13	(9)	7

WRL Transamerica Small/Mid Cap Value Subaccount
Class A	12/31/2005	54	324	(77)	301
	12/31/2004	0	64	(10)	54
Class B	12/31/2005	8	73	(17)	64
	12/31/2004	0	9	(1)	8

WRL Transamerica US Government Securities Subaccount
Class A	12/31/2005	41	55	(20)	76
	12/31/2004	31	34	(24)	41
Class B	12/31/2005	11	2	(11)	2
	12/31/2004	3	9	(1)	11

WRL JP Morgan Enhanced Index Subaccount
Class A	12/31/2005	95	30	(23)	102
	12/31/2004	84	62	(51)	95
Class B	12/31/2005	8	4	(5)	7
	12/31/2004	3	5	0	8

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

EQUITY TRANSACTIONS (continued)

(All amounts in thousands)

Capital Unit Transactions:

	Year Ended	Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
WRL Transamerica Balanced Subaccount
Class A	12/31/2005	$1,885	$(1,824)	$61
	12/31/2004	1,842	(1,458)	384
Class B	12/31/2005	62	(36)	26
	12/31/2004	72	(15)	57

WRL Transamerica Convertible Securities Subaccount
Class A	12/31/2005	1,222	(1,334)	(112)
	12/31/2004	1,624	(1,429)	195
Class B	12/31/2005	72	(155)	(83)
	12/31/2004	209	(16)	193

WRL Transamerica Equity Subaccount
Class A	12/31/2005	59,802	(67,944)	(8,142)
	12/31/2004	268,900	(50,030)	218,870
Class B	12/31/2005	1,856	(699)	1,157
	12/31/2004	676	(159)	517

WRL Transamerica Growth Opportunities Subaccount
Class A	12/31/2005	16,161	(16,297)	(136)
	12/31/2004	52,825	(12,410)	40,415
Class B	12/31/2005	793	(467)	326
	12/31/2004	393	(116)	277

WRL Capital Guardian Value Subaccount
Class A	12/31/2005	1,255	(915)	340
	12/31/2004	1,454	(617)	837
Class B	12/31/2005	158	(56)	102
	12/31/2004	142	(65)	77

WRL Transamerica Small/Mid Cap Value Subaccount
Class A	12/31/2005	3,973	(955)	3,018
	12/31/2004	656	(115)	541
Class B	12/31/2005	927	(210)	717
	12/31/2004	73	(13)	60

WRL Transamerica U.S. Government Securities Subaccount
Class A	12/31/2005	605	(220)	385
	12/31/2004	367	(262)	105
Class B	12/31/2005	48	(108)	(60)
	12/31/2004	89	(8)	81

WRL JP Morgan Enhanced Index Subaccount
Class A	12/31/2005	338	(255)	83
	12/31/2004	656	(498)	158
Class B	12/31/2005	84	(63)	21
	12/31/2004	59	(5)	54

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

EQUITY TRANSACTIONS (continued)

(All amounts in thousands)

Unit Activity:

	Year Ended	Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
WRL MFS High Yield
Class A	12/31/2005	26	131	(51)	106
	12/31/2004	37	27	(38)	26
Class B	12/31/2005	4	14	(4)	14
	12/31/2004	3	2	(1)	4

WRL Capital Guardian US Equity Subaccount
Class A	12/31/2005	118	37	(32)	123
	12/31/2004	103	65	(50)	118

Fidelity VIP Growth Opportunities Portfolio
Class A	12/31/2005	472	151	(168)	455
	12/31/2004	432	252	(212)	472

Fidelity VIP Contrafund® Portfolio
Class A	12/31/2005	1,426	830	(420)	1,836
	12/31/2004	1,131	698	(403)	1,426

Fidelity VIP Equity-Income Subaccount
Class A	12/31/2005	1,045	214	(354)	905
	12/31/2004	958	459	(372)	1,045

Fidelity VIP Index 500 Subaccount
Class A	12/31/2005	24	45	(18)	51
	12/31/2004	0	38	(14)	24
Class B	12/31/2005	26	145	(35)	136
	12/31/2004	3	28	(5)	26

WRL Series Life Account

Financial Highlights (continued)

For the Year Ended

EQUITY TRANSACTIONS (continued)

(All amounts in thousands)

Capital Unit Transactions:

	Year Ended	Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
WRL MFS High Yield
Class A	12/31/2005	$1,549	$(596)	$953
	12/31/2004	311	(403)	(92)
Class B	12/31/2005	192	(51)	141
	12/31/2004	21	(6)	15

WRL Capital Guardian US Equity Subaccount
Class A	12/31/2005	438	(368)	70
	12/31/2004	721	(533)	188

Fidelity VIP Growth Opportunities Portfolio
Class A	12/31/2005	1,157	(1,278)	(121)
	12/31/2004	1,816	(1,522)	294

Fidelity VIP Contrafund® Portfolio
Class A	12/31/2005	9,359	(4,667)	4,692
	12/31/2004	6,708	(3,848)	2,860

Fidelity VIP Equity-Income Subaccount
Class A	12/31/2005	2,576	(4,238)	(1,662)
	12/31/2004	5,114	(4,106)	1,008

Fidelity VIP Index 500 Subaccount
Class A	12/31/2005	495	(201)	294
	12/31/2004	371	(155)	216
Class B	12/31/2005	1,687	(408)	1,279
	12/31/2004	337	(53)	284

WRL Series Life Account

Notes to the Financial Statements

At December 31, 2005

NOTE 1—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Life Account (the “Life Account”), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio (“WRL”, or the “depositor”) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account encompasses the following tax-deferred variable universal life Policies (the “Policies”) issued by WRL:

Class A:

WRL Financial Freedom Builder

WRL Freedom Elite

WRL Freedom Equity Protector

WRL Freedom Wealth Protector

WRL Freedom Elite Builder

WRL Freedom Elite Advisor

Class B:

WRL Freedom Xcelerator

The Life Account contains thirty-eight investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the “Portfolio”) of a Series Fund, which collectively is referred to as the “Fund”. The WRL Series Life Account contains five funds (collectively referred to as the “Funds”). Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

Subaccount Investment by Fund:

AEGON/Transamerica Series Trust (“ATST”)

Transamerica Money Market

AEGON Bond

Janus Growth

Templeton Great Companies Global

Van Kampen Mid Cap Growth

Federated Growth & Income

Transamerica Value Balanced

Mercury Large Cap Value

American Century International

Third Avenue Value

Clarion Global Real Estate Securities

Marsico Growth

Munder Net50

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Salomon All Cap

J.P. Morgan Mid Cap Value

Great Companies-America

Great Companies-TechnologySM

Asset Allocation-Conservative Portfolio

Asset Allocation-Moderate Portfolio

Asset Allocation-Moderate Growth Portfolio

Asset Allocation-Growth Portfolio

PIMCO Total Return

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Capital Guardian Value

Transamerica Small/Mid Cap Value

Transamerica U.S. Government Securities

J.P. Morgan Enhanced Index

MFS High Yield

Capital Guardian U.S. Equity

Life Account classes A and B invest in ATST initial class shares.

Variable Insurance Products Fund (VIP) Service Class 2

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Index 500 Portfolio

The following portfolio names have changed:

Portfolio	Formerly
Van Kampen Mid Cap Growth	Van Kampen Emerging Growth
Clarion Global Real Estate Sec.	Clarion Real Estate Securities

Effective January 1, 2005, AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisers, Inc. (“TFA”).

WRL Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 1—(continued)

The AEGON/Transamerica Series Trust has entered into annually renewable investment advisory agreements for each Portfolio with TFA as investment adviser. Costs incurred in connection with the advisory services rendered by TFA are paid by each Portfolio. TFA has entered into sub-advisory agreements with various management companies (“Sub-Advisers”), some of which are affiliates of WRL. Each Sub-Adviser is compensated directly by TFA. The other Funds have entered into participation agreements for each Portfolio with WRL.

Each period reported on within the financial statements reflects a full twelve month period except as follows:

Class A

Subaccount	Inception Date
WRL Asset Allocation-Conservative Portfolio	05/01/2002
WRL Asset Allocation-Moderate Portfolio	05/01/2002
WRL Asset Allocation-Moderate Growth Portfolio	05/01/2002
WRL Asset Allocation-Growth Portfolio	05/01/2002
WRL PIMCO Total Return	05/01/2002
WRL Transamerica Balanced	05/01/2002
WRL Transamerica Convertible Securities	05/01/2002
WRL Transamerica Equity	05/01/2002
WRL Transamerica Growth Opportunities	05/01/2002
WRL Capital Guardian Value	05/01/2002
WRL Transamerica Small/Mid Cap Value	05/01/2004
WRL Transamerica U.S. Government Securities	05/01/2002
WRL J.P. Morgan Enhanced Index	05/01/2002
WRL MFS High Yield	05/01/2003
WRL Capital Guardian U.S. Equity	05/01/2002
Fidelity VIP 500 Index Portfolio	05/01/2004

Class B

Subaccount	Inception Date
WRL Transamerica Money Market	11/01/2003
WRL AEGON Bond	11/01/2003
WRL Janus Growth	11/01/2003
WRL Templeton Great Companies Global	11/01/2003
WRL Van Kampen Mid Cap Growth	11/01/2003
WRL Federated Growth & Income	11/01/2003
WRL Transamerica Value Balanced	11/01/2003
WRL Mercury Large Cap Value	11/01/2003
WRL Third Avenue Value	11/01/2003
WRL Clarion Global Real Estate Securities	11/01/2003
WRL Marsico Growth	11/01/2003
WRL Munder Net50	11/01/2003
WRL T. Rowe Price Equity Income	11/01/2003
WRL T. Rowe Price Small Cap	11/01/2003
WRL Salomon All Cap	11/01/2003
WRL J.P. Morgan Mid Cap Value	05/01/2004
WRL Great Companies-AmericaSM	11/01/2003
WRL Great Companies-TechnologySM	11/01/2003
WRL Asset Allocation-Conservative Portfolio	11/01/2003
WRL Asset Allocation-Moderate Portfolio	11/01/2003
WRL Asset Allocation-Moderate Growth Portfolio	11/01/2003
WRL Asset Allocation-Growth Portfolio	11/01/2003
WRL PIMCO Total Return	11/01/2003
WRL Transamerica Balanced	11/01/2003
WRL Transamerica Convertible Securities	11/01/2003
WRL Transamerica Equity	11/01/2003
WRL Transamerica Growth Opportunities	11/01/2003
WRL Capital Guardian Value	11/01/2003
WRL Transamerica Small/Mid Cap Value	05/01/2004
WRL Transamerica U.S. Government Securities	11/01/2003
WRL J.P. Morgan Enhanced Index	11/01/2003
WRL MFS High Yield	11/01/2003
Fidelity VIP 500 Index Portfolio	11/01/2003

WRL Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 1—(continued)

The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the “Policies”) issued by WRL. The Life Account’s equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value. The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A.	Valuation of Investments and Securities Transactions

Investments in the Funds’ shares are valued at the closing net asset value (“NAV”) per share of the underlying Portfolio, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The method to account for the cost of investments sold is the average-cost method.

B.	Federal Income Taxes

The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL, as long as earnings are credited under the policies. Accordingly, no provision for Federal income taxes has been made.

NOTE 2—EXPENSES AND RELATED PARTY TRANSACTIONS

Charges are assessed by WRL in connection with the issuance and administration of the Policies.

A.	Policy Charges

Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the sub accounts. Contingent surrender charges may also apply.

Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B.	Life Account Charges

A daily charge as a percentage of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. The following reflects the annual rate for daily charges as accessed by each Life Account class:

Class A	0.90%
Class B	0.75%

C.	Related Party Transactions

TFA is the investment advisor for the AEGON/Transamerica Series Trust (“Fund”). The Fund has entered into annually renewable investment advisory agreements for each portfolio. The agreements provide for an advisory fee at the following annual rate to TFA as a percentage of the average daily net assets of the portfolio.

Subaccount	Advisory Fee
Transamerica Money Market	0.35%
AEGON Bond(1)	0.45%
Janus Growth(2)	0.80%
Templeton Great Companies Global(3)	0.75%
Van Kampen Mid-Cap Growth	0.80%
Federated Growth & Income(4)	0.75%
Transamerica Value Balanced(5)	0.75%
Mercury Large Cap Value(6)	0.80%
American Century International(7)	0.925%
Third Avenue Value	0.80%

WRL Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 2—(continued)

Subaccount	Advisory Fee
Clarion Global Real Estate Securities(8)	0.80%
Marsico Growth(9)	0.80%
Munder Net50	0.90%
T. Rowe Price Equity Income	0.75%
T. Rowe Price Small Cap	0.75%
Salomon All Cap(10)	0.80%
J.P. Morgan Mid Cap(11)	0.85%
Great Companies-AmericaSM(12)	0.775%
Great Companies-TechnologySM(13)	0.80%
Asset Allocation-Conservative Portfolio	0.10%
Asset Allocation-Moderate Portfolio	0.10%
Asset Allocation-Moderate Growth Portfolio	0.10%
Asset Allocation-Growth Portfolio	0.10%
PIMCO Total Return(14)	0.70%
Transamerica Balanced(15)	0.80%
Transamerica Convertible Securities(16)	0.75%
Transamerica Equity(17)	0.75%
Transamerica Growth Opportunities(18)	0.80%
Capital Guardian Value(19)	0.85%
Transamerica Small/Mid Cap(20)	0.80%
Transamerica U.S. Government Securities	0.60%
J.P. Morgan Enhanced Index(21)	0.75%
MFS High Yield(22)	0.775%
Capital Guardian U.S. Equity(23)	0.85%

Transamerica Fund Services, Inc. (“TFS”) provides the Fund with administrative and transfer agency services. TFS is directly owned by WRL (44%) and AUSA Holding Company (56%). TFA is directly owned by WRL (77%) and AUSA Holding Company (23%) both of which are indirect wholly-owned subsidiaries of AEGON NV., a holding company organized under the laws of the Netherlands.

(1)	TFA receives compensation for its services at 0.45% of the first $750 million of the portfolio’s average daily net assets; 0.40% of average daily net assets over $750 million up to $1 billion; and 0.375% of average daily net assets over $1 billion.
(2)	TFA receives compensation for its services at 0.80% of the first $250 million of the portfolio’s average daily net assets; 0.77% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1.5 billion; 0.70% of average daily net assets over $1.5 billion up to $3 billion; and 0.675% of average daily net assets over $3 billion.
(3)	TFA receives compensation for its services at 0.75% of the first $500 million of the portfolio’s average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets over $1.5 billion.
(4)	TFA receives compensation for its services at 0.75% of the first $500 million of the portfolio’s average daily net assets; and 0.70% of average daily net assets over $500 million.
(5)	TFA receives compensation for its services at 0.75% of the first $500 million of the portfolio’s average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets over $1 billion.
(6)	TFA receives compensation for its services at 0.80% for the first $250 million of the portfolio’s average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets over $750 million.
(7)	TFA receives compensation for its services at 0.925% for the first $250 million of the portfolio’s average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets over $1 billion.
(8)	TFA receives compensation for its services at 0.80% for the first $250 million of the portfolio’s average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.65% of average daily net assets over $1 billion.
(9)	TFA receives compensation for its services at 0.80% of the first $250 million of portfolio’s

WRL Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 2—(continued)

average daily net assets; 0.75% of the next $250 million; 0.70% of the next $500 million; and 0.60% of average daily net assets over $1 billion.
(10)	TFA receives compensation for its services at 0.80% of the first $500 million of the portfolio’s average daily net assets; and 0.70% of average daily net assets over $500 million.
(11)	TFA receives compensation for its services at 0.85% of the first $100 million of the portfolio’s average daily net assets; and 0.80% of average daily net assets over of $100 million.
(12)	TFA receives compensation for its services at 0.775% of the first $250 million of the portfolio’s average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of assets over $500 million up to $1 billion; and 0.65% of average daily net assets over of $1 billion.
(13)	TFA receives compensation for its services at 0.80% of the first $500 million of the portfolio’s average daily net assets; and 0.70% of average daily net assets over $500 million.
(14)	TFA receives compensation for its services at 0.70% of the first $250 million of the portfolio’s average daily net assets; 0.65% of average daily net assets over $250 million up to $750 million; and 0.60% of average daily net assets over $750 million.
(15)	TFA receives compensation for its services at 0.80% of the first $250 million of the portfolio’s average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets over $1.5 billion.
(16)	TFA receives compensation for its services at 0.75% of the first $250 million of the portfolio’s average daily net assets; and 0.70% of average daily net assets over $250 million.
(17)	TFA receives compensation for its services at 0.75% of the first $500 million of the portfolio’s average daily net assets; and 0.70% of average daily net assets over $500 million.
(18)	TFA receives compensation for its services at 0.80% of the first $250 million of the portfolio’s average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; and 0.70% of average daily net assets over $500 million.
(19)	TFA receives compensation for its services at 0.85% of the first $100 million of the portfolio’s average daily net assets; 0.80% of average daily net assets over $100 million up to $500 million; 0.775% of average daily net assets over $500 million up to $1 billion; 0.70% of average daily net assets over $1 billion up to $2 billion; and 0.65% of average daily net assets over $2 billion.
(20)	TFA receives compensation for its services at 0.80% of the first $500 million of the portfolio’s average daily net assets and 0.75% of average daily net assets over $500 million.
(21)	TFA receives compensation for its services at 0.75% of the first $750 million of the portfolio’s average daily net assets; 0.70% of average daily net assets over $750 million up to $1 billion; and 0.65% of average daily net assets over $1 billion.
(22)	TFA receives compensation for its services at 0.775% of the first $500 million of the portfolio’s average daily net assets; 0.76% of average daily net assets over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.
(23)	TFA receives compensation for its services at 0.85% of the first $100 million of the portfolio’s average daily net assets; 0.80% of average daily net assets over $100 million up to $500 million; 0.775% of average daily net assets over $500 million up to $1 billion; 0.70% of average daily net assets over $1 billion up to $2 billion; and 0.65% of average daily net assets over $2 billion.

WRL Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 3—DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

NOTE 4—SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2005 are as follows (in thousands):

Sub-Accounts	Purchases of Securities	Proceeds from Sales of Securities
WRL Transamerica Money Market	$48,578	$47,431
WRL AEGON Bond	6,611	7,793
WRL Janus Growth	8,986	59,927
WRL Templeton Great Companies Global	6,299	27,330
WRL Van Kampen Mid Cap Growth	13,120	36,355
WRL Federated Growth & Income	19,438	11,404
WRL Transamerica Value Balanced	16,549	16,731
WRL Mercury Large Cap Value	14,537	2,289
WRL American Century International	8,299	2,573
WRL Third Avenue Value	24,052	5,776
WRL Clarion Global Real Estate Securities	12,850	6,675
WRL Marsico Growth	2,394	2,254
WRL Munder Net50	3,452	5,337
WRL T. Rowe Price Equity Income	7,023	1,764
WRL T. Rowe Price Small Cap	26,454	14,331
WRL Salomon All Cap	2,416	8,381
WRL J.P. Morgan Mid Cap Value	10,458	8,059
WRL Great Companies-AmericaSM	2,389	11,950

Sub-Accounts	Purchases of Securities	Proceeds from Sales of Securities
WRL Great Companies-TechnologySM	$2,242	$4,080
WRL Asset Allocation-Conservative	9,196	3,062
WRL Asset Allocation-Moderate	22,057	4,437
WRL Asset Allocation-Moderate Growth	72,934	3,039
WRL Asset Allocation-Growth	59,038	3,147
WRL PIMCO Total Return	7,504	4,879
WRL Transamerica Balanced	1,462	1,077
WRL Transamerica Convertible Securities	1,178	1,076
WRL Transamerica Equity	16,664	20,755
WRL Transamerica Growth Opportunities	9,134	5,492
WRL Capital Guardian Value	1,207	630
Transamerica Small/Mid Cap Value	4,181	404
WRL Transamerica U.S. Government	593	323
WRL J.P. Morgan Enhanced Index	257	178
WRL MFS High Yield	1,713	588
WRL Capital Guardian U.S. Equity	366	261
Fidelity VIP Growth Opportunities	568	696
Fidelity VIP Contrafund Portfolio	5,744	1,205
Fidelity VIP Equity-Income Portfolio	1,388	2,526
Fidelity VIP Index 500 Portfolio	1,850	362

NOTE 5—FINANCIAL HIGHLIGHTS

Per unit information has been computed using average units outstanding throughout each period. Total return and investment income ratios are not annualized for periods of less than one year. The ratio of investment income (loss) is represented as the dividends received excluding net realized gain

WRL Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 5—(continued)

distribution to the average net assets. For the periods ended December 31, 2003 and 2004, the ratio of investment income (loss) is represented as the dividends, excluding distributions of long-term capital gains, received by the Life Account to the average net assets. For the periods prior to December 31, 2003, the ratio represented net investment income (loss) as the dividends received, reduced for expenses paid by the Life Account, to the average net assets and annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the Life Account and excludes expenses incurred directly by the underlying funds.

NOTE 6—REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. The separate accounts are not believed to be the focus of any regulatory inquiry. However, as part of an ongoing investigation regarding market timing and other compliance issues affecting the Company and certain of its affiliates, the staff of the U.S. Securities and Exchange Commission has indicated that it is likely to take some action against the Company and certain of its affiliates. Although it is not anticipated that these developments will have an adverse impact on the separate account, there can be no assurance at this time. Please refer to footnote number 14 of the Western Reserve Life financial statements for more information about this matter.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2005 and 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2005. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1 and the effects on the accompanying financial statements.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2005 and 2004, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2005.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2005 and 2004, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2005, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Des Moines, Iowa

February 17, 2006

Western Reserve Life Assurance Co. of Ohio

Balance Sheets — Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2005	2004
Admitted assets
Cash and invested assets:
Bonds	$681,735	$670,025
Common stocks of affiliated entities (cost: 2005 — $2,693 and 2005 — $2,693	49,448	30,647
Mortgage loans on real estate	18,035	16,912
Home office properties	40,276	41,003
Cash and short-term investments	30,206	23,579
Receivable for securities	—	295
Policy loans	300,462	279,658
Other invested assets	14,227	18,473

Total cash and invested assets	1,134,389	1,080,592

Net deferred income tax asset	27,873	32,838
Premiums deferred and uncollected	5,161	3,024
Reinsurance receivable	4,888	2,621
Receivable from parent, subsidiaries and affiliates	—	33,133
Investment income due and accrued	7,620	7,750
Cash surrender value of life insurance policies	59,598	57,331
Other admitted assets	10,173	6,213
Separate account assets	9,448,013	8,875,501

Total admitted assets	$10,697,715	$10,099,003

Western Reserve Life Assurance Co. of Ohio

Balance Sheets — Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2005	2004
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$472,779	$445,432
Annuity	692,848	771,293
Life policy and contract claim reserves	18,448	22,229
Liability for deposit-type contracts	21,104	15,320
Other policyholders’ funds	42	36
Remittances and items not allocated	12,068	12,078
Borrowed funds	6,439	—
Federal and foreign income taxes payable	3,069	17,992
Transfers to separate account due or accrued	(456,163)	(454,760)
Asset valuation reserve	12,885	10,057
Interest maintenance reserve	1,250	3,711
Funds held under coinsurance and other reinsurance treaties	17,603	23,411
Reinsurance in unauthorized companies	259	—
Payable to affiliates Amounts incurred under modified coinsurance agreements	19,293 5,118	— 10,117
Payable for securities	—	31,061
Unearned investment income	8,701	8,202
Other liabilities	23,068	31,847
Separate account liabilities	9,447,455	8,873,056

Total liabilities	10,306,266	9,821,082

Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	152,185	151,019
Unassigned surplus	236,764	124,402

Total capital and surplus	391,449	277,921

Total liabilities and capital and surplus	$10,697,715	$10,099,003

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Operations — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$578,361	$573,363	$553,345
Annuity	568,168	575,450	891,360
Net investment income	86,812	90,794	87,731
Amortization of interest maintenance reserve	45	705	952
Commissions and expense allowances on reinsurance ceded	3,383	1,224	(131)
Reserve adjustments on reinsurance ceded	(1,018)	(2,037)	7,151
Income from fees associated with investment management, administration and contract guarantees for separate accounts	114,078	99,953	88,477
Income earned on company owned life insurance	2,267	2,307	3,401
Other income	7,615	4,686	2,691

	1,359,711	1,346,445	1,634,977
Benefits and expenses:
Benefits paid or provided for:
Life	80,266	68,009	68,800
Surrender benefits	963,670	880,353	998,461
Annuity benefits	40,836	47,307	30,991
Other benefits	2,586	1,248	2,595
Increase (decrease) in aggregate reserves for policies and contracts:
Life	27,347	20,136	7,302
Annuity	(78,445)	(36,786)	79,886

	1,036,260	980,267	1,188,035
Insurance expenses:
Commissions	156,876	144,462	133,578
General insurance expenses	92,552	94,805	98,778
Taxes, licenses and fees	15,204	16,316	15,750
Net transfers to/from separate accounts	(87,823)	(53,443)	20,393
Other expenses	1,527	249	1,163

	178,336	202,389	269,662

Total benefits and expenses	1,214,596	1,182,656	1,457,697

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	145,115	163,789	177,280
Dividends to policyholders	30	31	31

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	145,085	163,758	177,249
Federal income tax expense	39,955	42,354	55,430

Income from operations before net realized capital gains (losses) on investments	105,130	121,404	121,819
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(584)	39	(357)

Net income	$104,546	$121,443	$121,462

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus — Statutory Basis

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2003	$2,500	$150,107	$63,699	$216,306
Net income	—	—	121,462	121,462
Change in net unrealized capital gains and losses	—	—	(6,216)	(6,216)
Change in non-admitted assets	—	—	(8,855)	(8,855)
Change in asset valuation reserve	—	—	3,099	3,099
Change in liability for reinsurance in unauthorized companies	—	—	1,133	1,133
Change in surplus in separate accounts	—	—	2,084	2,084
Change in net deferred income tax asset	—	—	16,855	16,855
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)

Balance at December 31, 2003	2,500	150,107	192,076	344,683
Net income	—	—	121,443	121,443
Change in net unrealized capital gains and losses	—	—	12,477	12,477
Change in non-admitted assets	—	—	(23,892)	(23,892)
Change in asset valuation reserve	—	—	(3,552)	(3,552)
Change in surplus in separate accounts	—	—	356	356
Change in net deferred income tax asset	—	—	26,679	26,679
Dividend to stockholder	—	—	(200,000)	(200,000)
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	912	—	912

Balance at December 31, 2004	2,500	151,019	124,402	277,921

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus — Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2004	$2,500	$151,019	$124,402	$277,921
Net income	—	—	104,546	104,546
Change in net unrealized capital gains and losses	—	—	17,411	17,411
Change in non-admitted assets	—	—	(27,593)	(27,593)
Change in asset valuation reserve	—	—	(2,828)	(2,828)
Change in liability for reinsurance in unauthorized companies	—	—	(259)	(259)
Change in surplus in separate accounts	—	—	(241)	(241)
Change in net deferred income tax asset	—	—	22,511	22,511
Dividend to stockholder	—	—	—	—
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	1,166	—	1,166

Balance at December 31, 2005	$2,500	$152,185	$236,764	$391,449

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
Operating activities
Premiums collected, net of reinsurance	$1,144,956	$1,148,270	$1,446,609
Net investment income received	92,755	97,348	88,528
Miscellaneous income received	118,762	103,115	98,059
Benefit and loss related payments	(1,093,337)	(985,923)	(1,104,098)
Commissions, expenses paid and aggregate write-ins for deductions	(271,622)	(255,745)	(251,495)
Net transfers to separate accounts and protected cell accounts	88,327	51,024	(74,921)
Dividends paid to policyholders	(30)	(31)	(31)
Federal and foreign income taxes paid	(53,662)	(38,301)	(72,358)

Net cash provided by operating activities	26,149	119,757	130,293

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	758,904	639,637	634,124
Stocks	—	683	—
Mortgage loans on real estate	5,085	258	1,218
Real estate	—	—	873
Other invested assets	3,750	—	—
Miscellaneous proceeds	245	30,831	—

Total investment proceeds	767,984	671,409	636,215

Cost of investments acquired:
Bonds	(778,751)	(588,219)	(1,051,086)
Stocks	—	(650)	(1,500)
Mortgage loans on real estate	(6,208)	(7,500)	—
Real estate	(153)	(67)	(35)
Other invested assets	(1,007)	(544)	(4,870)
Miscellaneous applications	(31,061)	(295)	—

Total cost of investments acquired	(817,180)	(597,275)	(1,057,491)
Net decrease (increase) in policy loans	(20,804)	(10,766)	7,046

Net cost of investments acquired	(837,984)	(608,041)	(1,050,445)

Net cash provided by (used in) investing activities	(70,000)	63,368	(414,230)

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow — Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
Financing and miscellaneous activities
Cash provided (applied):
Borrowed funds received	$6,407	$—	$—
Net deposits on deposit-type contracts and other insurance liabilities	5,284	830	853
Dividends to stockholders	—	(200,000)	—
Other cash provided (applied)	38,787	(31,092)	(51,760)

Net cash provided by (used in) financing and miscellaneous activities	50,478	(230,262)	(50,907)

Net increase (decrease) in cash and short-term investments	6,627	(47,137)	(334,844)
Cash and short-term investments at beginning of year	23,579	70,716	405,560

Cash and short-term investments at end of year	$30,206	$23,579	$70,716

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis

(Dollars in Thousands)

December 31, 2005

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

Investments:    Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves:    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries:    The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs:    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Non-admitted Assets:    Certain assets designated as “non-admitted”, principally the non-admitted portion of deferred income tax assets, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies:    Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves:    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance:    A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes:    Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Policyholder Dividends:    Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow:    Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value) are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity. At December 31, 2004, the Company’s noninsurance subsidiaries, which have no significant ongoing operations other than for the Company and its affiliates, are reported based on the underlying GAAP equity adjusted to a statutory basis plus the admitted portion of goodwill. All other noninsurance subsidiaries are accounted for based on GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances and other “admitted assets” are valued principally at cost.

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these interests based on its interest in the underlying GAAP equity of the investee and are reflected as “other invested assets” within the financials.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans and common stocks are credited or charged directly to unassigned surplus.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2005, 2004, and 2003 net realized capital gains (losses) of $(2,416), $1,507, and $402, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $45, $705, and $952, for the years ended December 31, 2005, 2004, and 2003, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $28, $33, and $28 has been excluded for the years ended December 31, 2005, 2004, and 2003, respectively, with respect to such practices.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2005 and 2004, securities with a book value of $6,527 and $0, respectively, and a market value of $6,428 and $0, respectively, were subject to dollar reverse repurchase agreements.

Derivative Instruments

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as income in the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Separate Accounts

Separate accounts primarily held by the Company represent funds which are administered for individual variable universal life contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at market. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the market value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $1,095,820, $1,061,630, and $1,240,215 in 2005, 2004, and 2003, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Stock Option Plan and Stock Appreciation Rights Plans

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense of $719 and $912 for the years ended December 31, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $447 and $0, for years ended December 31, 2005 and 2004, respectively.

Reclassifications

Certain reclassifications have been made to the 2004 and 2003 financial statements to conform to the 2005 presentation.

2. Accounting Changes

Effective January 1, 2005, the Company adopted SSAP No. 88 — Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

Effective January 1, 2005, the Company adopted Statement of Statutory Accounting Principles (SSAP) No. 91 — Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and Short-Term Investments:    The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Investment Securities:    Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage Loans on Real Estate:    The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans:    The fair value of policy loans are assumed to equal their carrying value.

Separate Account Assets:    The fair value of separate account assets are based on quoted market prices.

Investment Contracts Liabilities:    Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate Account Annuity Liabilities:    Separate account annuity liabilities approximate the market value of the separate account assets.

Receivable for Securities and Payable for Securities:    The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2005		2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$30,206	$30,206	$23,579	$23,579
Bonds	681,735	677,028	670,025	675,032
Mortgage loans on real estate	18,035	18,016	16,912	18,502
Receivable for securities	—	—	295	295
Policy loans	300,462	300,462	279,658	279,658
Separate account assets	9,448,013	9,448,013	8,875,501	8,875,501

Liabilities
Investment contract liabilities	713,682	706,876	786,613	783,509
Payable for securities	—	—	31,061	31,061
Separate account annuity liabilities	5,959,998	5,959,998	5,742,629	5,742,629

4. Investments

The carrying amount and estimated fair value of investments in bonds are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2005
Bonds:
United States Government and agencies	$55,441	$1	$68	$723	$54,651
State, municipal and other government	10,565	393	20	—	10,938
Public utilities	37,809	581	61	127	38,202
Industrial and miscellaneous	237,261	4,101	2,402	1,934	237,026
Mortgage and other asset-backed securities	340,659	392	1,283	3,557	336,211

Total bonds	$681,735	$5,468	$3,834	$6,341	$677,028

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2004
Bonds:
United States Government and agencies	$211,659	$498	$—	$806	$211,351
State, municipal and other government	4,616	350	—	—	4,966
Public utilities	29,478	1,075	—	16	30,537
Industrial and miscellaneous	199,430	6,251	615	1,213	203,853
Mortgage and other asset-backed securities	224,842	685	215	987	224,325

Total bonds	$670,025	$8,859	$830	$3,022	$675,032

At December 31, 2005, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 60 securities with a carrying value of $121,000 and an unrealized loss of $3,834 with an average price of 96.8 (NAIC market value/amortized cost). Of this portfolio, 97.86% was investment grade with associated unrealized losses of $3,550.

At December 31, 2005, for securities that have been in a continuous loss position for less than twelve months, the Company held 76 securities with a carrying value of $391,144 and an unrealized loss of $6,341 with an average price of 98.4 (NAIC market value/amortized cost). Of this portfolio, 92.9% was investment grade with associated unrealized losses of $5,483.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying value. Additionally financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds with gross unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2005
Bonds:
United States Government and agencies	$2,209	$51,841	$54,050
State, municipal and other government	684	—	684
Public utilities	3,723	12,192	15,915
Industrial and miscellaneous	68,702	83,246	151,948
Mortgage and other asset-backed securities	41,848	237,524	279,372

	$117,166	$384,803	$501,969

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2004
Bonds:
United States Government and agencies	$—	$175,961	$175,961
Public utilities	—	3,135	3,135
Industrial and miscellaneous	4,751	90,964	95,715
Mortgage and other asset-backed securities	10,594	142,172	152,766

	$15,345	$412,232	$427,577

The carrying amount and fair value of bonds at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$22,340	$22,276
Due one through five years	150,204	148,199
Due five through ten years	136,828	137,747
Due after ten years	31,704	32,595

	341,076	340,817
Mortgage and other asset-backed securities	340,659	336,211

	$681,735	$677,028

A detail of net investment income is presented below:

	Year Ended December 31
	2005	2004	2003
Interest on bonds	$30,014	$32,456	$27,431
Dividends from common stock of affiliated entities	35,871	39,460	40,033
Interest on mortgage loans on real estate	2,013	769	792
Rental income on home office properties	7,316	7,440	7,747
Interest on policy loans	17,266	16,739	16,592
Other investment income	2,541	1,180	2,020

Gross investment income	95,021	98,044	94,615

Investment expenses	(8,209)	(7,250)	(6,884)

Net investment income	$86,812	$90,794	$87,731

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2005	2004	2003
Proceeds	$758,904	$639,637	$634,124

Gross realized gains	$1,555	$6,330	$3,551
Gross realized losses	(5,273)	(4,011)	(3,211)

Net realized gains (losses)	$(3,718)	$2,319	$340

At December 31, 2005, bonds with an aggregate carrying value of $3,856 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2005	2004	2003
Debt securities	$(3,718)	$2,319	$340
Other invested assets	(52)	150	—

	(3,770)	2,469	340
Tax benefit (expense)	770	(923)	(296)
Transfer to (from) interest maintenance reserve	2,416	(1,507)	(401)

Net realized capital gains (losses) on investments	$(584)	$39	$(357)

	Changes in Unrealized
	Year Ended December 31
	2005	2004	2003
Common stocks	$18,801	$15,107	$(3,259)
Other invested assets	(1,390)	(2,630)	(2,957)

Change in unrealized capital gains and losses	$17,411	$12,477	$(6,216)

The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2005, 2004 and 2003.

Gross unrealized gains (losses) on common stocks were as follows:

	Unrealized
	December 31
	2005	2004
Unrealized gains	$47,842	$29,544
Unrealized losses	(1,087)	(1,590)

Net unrealized gains	$46,755	$27,954

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

During 2005, the Company issued one mortgage loan at an interest rate of 5.46% and one mortgage loan at an interest rate of 5.94%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 90%. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. During 2004, the Company issued one mortgage loan at an interest rate of 5.67%. During 2003, the Company did not issue any mortgage loans. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

During 2005, 2004, and 2003, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2005, 2004 and 2003, the Company held a mortgage loan loss reserve in the asset valuation reserve of $171, $137 and $92, respectively.

At December 31, 2005 and 2004, the net amount of securities being acquired on a TBA basis was $0 and $38,714, respectively.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 Indices. The Company uses S&P 500 and NASDAQ 1000 futures contracts and/or options to hedge the liability option risk associated with these products.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company did not recognize any unrealized gains or losses during 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

5. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2005	2004	2003
Direct premiums	$1,200,679	$1,202,558	$1,504,347
Reinsurance assumed	791	—	—
Reinsurance ceded	(54,941)	(53,745)	(59,642)

Net premiums earned	$1,146,529	$1,148,813	$1,444,705

The Company received reinsurance recoveries in the amount of $42,537, $31,129, and $30,055 during 2005, 2004 and 2003, respectively. At December 31, 2005 and 2004, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $10,008 and $9,905, respectively. The

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2005 and 2004 of $68,645 and $68,708, respectively.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. During 2005, 2004, and 2003, the amount charged directly to unassigned surplus was $1,185. At December 31, 2005, the Company holds collateral in the form of letters of credit of $85,000 from the ceding company.

6. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2005	2004
Deferred income tax assets:
§807(f) adjustment	$—	$122
Tax basis deferred acquisition costs	92,798	91,620
Reserves	132,510	120,055
Other	11,507	8,158

Total deferred income tax assets	$236,815	$219,955

Deferred income tax assets — nonadmitted	$134,595	$107,119

Deferred income tax liabilities:
§807(f) adjustment — liabilities	$74,092	$79,417
Other	255	581

Total deferred income tax liabilities	$74,347	$79,998

The change in net deferred income tax assets and deferred income tax assets — nonadmitted are as follows:

	Year Ended December 31
	2005	2004
Change in net deferred income tax asset	$22,511	$26,679
Change in deferred income tax assets — nonadmitted	27,476	24,523

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2005	2004	2003
Income tax expense computed at the federal statutory rate (35%)	$50,780	$57,315	$62,037
Deferred acquisition costs — tax basis	981	2,153	4,149
Amortization of IMR	(16)	(247)	(333)
Depreciation	(178)	(267)	(290)
Dividends received deduction	(25,155)	(19,960)	(20,808)
Low income housing credits	(3,157)	(3,157)	(3,150)
Prior year over accrual	(151)	(13,204)	(11,583)
Reinsurance transactions	(415)	(415)	(415)
Reserves	17,967	22,156	27,407
Other	(701)	(2,020)	(1,584)

Federal income tax expense	$39,955	$42,354	$55,430

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. At December 31, 2004, the life subgroup had no loss carryforwards. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided in the financial statements on income deferred in the PSA ($293 at December 31, 2005). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $102.

The consolidated tax group, in which the Company is included, incurred income taxes during 2005, 2004 and 2003 of $282,000, $280,000, and $200,000, respectively that will be available for recoupment in the event of future net losses.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination for 2001 through 2003 is complete and an examination is underway for 2004.

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2005		2004
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$20,695	0%	$14,821	0%
Subject to discretionary withdrawal at book value less surrender charge	141,855	2%	260,441	4%
Subject to discretionary withdrawal at market value	5,959,998	89%	5,742,629	87%
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	535,591	8%	556,284	9%
Not subject to discretionary withdrawal	62,422	1%	14,326	0%

	6,720,561	100%	6,588,501	100%

Less reinsurance ceded	37,963		50,473

Total policy reserves on annuities and deposit fund liabilities	$6,682,598		$6,538,028

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2005	2004	2003
Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$1,095,820	$1,061,629	$1,240,215
Transfers from separate accounts	1,187,411	1,113,867	1,221,216

Net transfers to separate accounts	(91,591)	(52,238)	18,999

Other	3,768	(1,205)	1,394

Transfers as reported in the summary of operations of the life, accident and health annual statement	$(87,823)	$(53,443)	$20,393

At December 31, 2005 and 2004, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2005	Guaranteed Minimum Income Benefit	$1,751,800	$21,551	$3,328
2004	Guaranteed Minimum Income Benefit	$1,746,000	$17,700	$3,500

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

For Variable Annuities with Guaranteed Living Benefits (“VAGLB”), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2005 and 2004, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2005	Guaranteed Minimum Death Benefit	$6,394,544	$61,194	$37,963
2004	Guaranteed Minimum Death Benefit	$6,151,000	$61,900	$44,200

For Variable Annuities with Minimum Guaranteed Death Benefits (“MGDB”), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2005 and 2004, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2005
Ordinary direct renewal business	$1,592	$211	$1,803
Ordinary new business	2,252	1,106	3,358

	$3,844	$1,317	$5,161

December 31, 2004
Ordinary direct renewal business	$1,085	$337	$1,422
Ordinary new business	1,183	419	1,602

	$2,268	$756	$3,024

At December 31, 2005 and 2004, the Company had insurance in force aggregating $61,564,103 and $62,223,424 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Department of the State of Ohio. The Company established policy reserves of $9,331 and $4,574 to cover these deficiencies at December 31, 2005 and 2004, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

8. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2006, without the prior approval of insurance regulatory authorities, is $104,546.

9. Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005, the Company meets the RBC requirements.

10. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2005, 2004 and 2003, the Company sold $51,983, $45,723, and $ 31,554, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliate company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87, Employers Accounting for Pensions expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $1,280, $1,303, and $1,507 for the years ended December 31, 2005, 2004, and 2003, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $836, $807, and $858 for the years ended December 31, 2005, 2004, and 2003, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2005, 2004 and 2003 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $126, $157, and $153 for the years ended December 31, 2005, 2004, and 2003, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is part of a Tax Allocation Agreement with its parent and other affiliated companies as described in Note 6. During 2005, 2004, and 2003, the Company paid $91,667, $108,339, and $19,705, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2005, 2004, and 2003, the Company received $85,975, $89,072, and $5,775, respectively, for such services, which approximates their cost.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2005, 2004, and 2003, the Company paid net interest of $1,027, $520, and $435, respectively, to affiliates.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2005 and 2004, the cash surrender value of these policies was $59,598 and $57,331, respectively.

The Company paid common stock dividends of $200,000 during 2004. The dividend paid in 2004 was approved by the Insurance Department of the State of Ohio as an extraordinary dividend.

13. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,380 and $3,404 and an offsetting premium tax benefit of $722 and $743 at December 31, 2005 and 2004, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $59, $(374), and $24, for the years ended December 31, 2005, 2004, and 2003, respectively.

The Company has contingent commitments of $3,043 and $4,154 as of December 31, 2005 and 2004, respectively, for joint ventures, partnerships and limited liability companies.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2005 and 2004 respectively, the Company pledged assets in the amount of $642 and $189 to satisfy the requirements of futures trading accounts.

There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (“SEC”). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.

14. Debt

The Company has an outstanding liability for borrowed money in the amount of $6,439 and $0 as of December 31, 2005 and 2004, respectively, due to participation in dollar reverse repurchase agreements. The company enters reverse dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received as stated in Note 1.

Statutory-Basis Financial

Statement Schedules

Western Reserve Life Assurance Co. of Ohio

Summary of Investments — Other Than Investments in Related Parties

(Dollars in Thousands)

December 31, 2005

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$55,483	$54,693	$55,483
States, municipalities, and political subdivisions	12,856	12,738	12,856
Foreign governments	8,375	8,725	8,375
Public utilities	37,809	38,202	37,809
All other corporate bonds	567,212	562,670	567,212

Total fixed maturities	681,735	667,028	681,735

Mortgage loans on real estate	18,035		18,035
Home office properties	40,276		40,276
Policy loans	300,462		300,462
Cash and short-term investments	30,206		30,206
Other invested assets	14,227		14,227

Total investments	$1,084,941		$1,084,941

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*
Year ended December 31, 2005
Individual life	$457,491	$18,346	$578,049	$34,086
Group life	15,288	100	312	1,026
Annuity	692,848	2	568,168	51,700

	$1,165,627	$18,448	$1,146,529	$86,812

Year ended December 31, 2004
Individual life	$431,843	$22,129	$572,975	$32,781
Group life	13,589	100	388	964
Annuity	771,293	—	575,450	57,049

	$1,216,725	$22,229	$1,148,813	$90,794

Year ended December 31, 2003
Individual life	$412,473	$12,763	$552,849	$31,348
Group life	12,823	176	496	944
Annuity	808,079	—	891,360	55,439

	$1,233,375	$12,939	$1,444,705	$87,731

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III (continued)

	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*	Premium Written
Year ended December 31, 2005
Individual life	$252,018	$244,614	$—
Group life	1,722	1,357	755
Annuity	782,520	(67,635)	—

	$1,036,260	$178,336	$755

Year ended December 31, 2004
Individual life	$208,923	$263,981	$—
Group life	887	1,260	790
Annuity	770,457	(62,852)	—

	$980,267	$202,389	$790

Year ended December 31, 2003
Individual life	$185,642	$275,352	$—
Group life	2,530	(769)	863
Annuity	999,863	(4,921)	—

	$1,188,035	$269,662	$863

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2005
Life insurance in force	$85,891,325	$35,360,079	$—	$50,531,246	0%

Premiums:
Individual life	$622,657	$45,399	$791	$578,049	0%
Group life	755	443	—	312	0
Annuity	577,267	9,099	—	568,168	0

	$1,200,679	$54,941	$791	$1,146,529	0%

Year ended December 31, 2004
Life insurance in force	$81,890,006	$30,314,062	$—	$51,575,944	0%

Premiums:
Individual life	$615,380	$42,405	$—	$572,975	0%
Group life	790	402	—	388	0
Annuity	586,388	10,938	—	575,450	0

	$1,202,558	$53,745	$—	$1,148,813	0%

Year ended December 31, 2003
Life insurance in force	$79,220,097	$25,368,242	$—	$53,851,855	0%

Premiums:
Individual life	$593,641	$40,792	$—	$552,849	0%
Group life	863	367	—	496	0
Annuity	909,843	18,483	—	891,360	0

	$1,504,347	$59,642	$—	$1,444,705	0%

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PART C - OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of Western Reserve establishing the separate account (1)
(b)	Not Applicable
(c)	Distribution of Policies
(i)	Master Service and Distribution Compliance Agreement (2)
(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
(iv)	Principal Underwriting Agreement (3)
(v)	First Amendment to Principal Underwriting Agreement (3)
(vi)	Second Amendment to Principal Underwriting Agreement (15)
(vii)	Third Amendment to Principal Underwriting Agreement (18)
(d)	(i)(a)Specimen Flexible Premium Variable Life Insurance Policy (VL07) (10)
(b)Specimen Flexible Premium Variable Life Insurance Policy (VL09) (17)
(ii)	Inflation Fighter Rider (10)
(iii)	Primary Insured Rider Plus (10)
(iv)	Disability Waiver of Premium Rider (10)
(v)	Disability Waiver of Monthly Deductions Rider (10)
(vi)	Other Insured Rider (10)
(vii)	Accidental Death Benefit Rider (10)
(viii) Living Benefit Rider (an Accelerated Death Benefit) (8)
(ix)	Childrens Insurance Rider (9)
(e)	Application for Flexible Premium Variable Life Insurance Policy (15)
(f)	Depositor’s Certification of Incorporation and By-Laws
(i)	Second Amended Articles of Incorporation of Western Reserve (2)
(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (4)
(iii)	Amended Code of Regulations (By-Laws) of Western Reserve (1)
(g)	Reinsurance Agreements
(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (6)
(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (6)
(iii)	Reinsurance Treaty dated September 1, 2003 (17)
(h)	(i) Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Western Reserve dated May 1, 2004 (18)
(ii)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve dated June 14, 1999 (11)
(iii)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund (12)
(iv)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund (13)
(v)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (15)

(vi) Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto (14)

(vii) Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 (15)

(viii)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 (16)
(ix)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004 (18)




(x)	(x) Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004 (19)
(xi)	Amendment No. 25 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated March 28, 2005 (20)
(xii)	Amendment No. 26 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated September 1, 2005 (20)


(i)	Not Applicable
(j)	Not Applicable


(k)	Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered
(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered


(m)	Sample Hypothetical Illustration (15)
(n)	Other Opinions:
(i)	Written Consent of Sutherland Asbill & Brennan LLP
(ii)	Written Consent of Ernst & Young LLP
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing issuance, transfer and redemption procedures (17)
(r)	(i)	Powers of Attorney (5)


(ii)	Allan J. Hamilton (19)


Brenda K. Clancy


(iii)	Arthur C. Schneider
Charles T. Boswell

Christopher H. Garrett

Tim L. Stonehocker

_____________________________________


(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(5)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 4, 2002 (File No. 333-100993) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 22, 2003 (File No. 333-100993) and is incorporated herein by reference.
(8)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-62397) and is incorporated herein by reference.
(10)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.
(11)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
(13)

This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference (14) This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.

(14)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.

(15)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated February 14, 2004 (File No. 333-107705) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Post Effective Amendment No. 3 to Form N-6 Registration Statement dated February 28, 2005 (File No. 333-107705) and is incorporated herein by reference.

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(20)	This exibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated September 28, 2005 (File No 333-128650) and is incorporated herein by reference.

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Item 27.	Directors and Officers of the Depositor

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Name	Principal Business Address	Position and Offices with Depositor
Tim L. Stonehocker	(1)	Chairman of the Board
Charles T. Boswell	(2)	Director and Chief Executive Officer
Brenda K. Clancy	(1)	Director and President
William H. Geiger	(2)	Senior Vice President, Corporate Counsel and Group Vice President – Compliance and Secretary
Allan J. Hamilton	(2)	Vice President, Treasurer and Controller
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
Christopher H. Garrett	(1)	Director, Actuary and Chief Financial Officer

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_________________________

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(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716

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Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

AEGON N.V.	Netherlands	22.23% of Vereniging AEGON Netherlands Membership Association	Holding Company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company

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Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

The AEGON Trust Voting Trust Trustees: Donald J. Shepard Joseph B.M. Streppel Alexander R. Wynaendts Craig D. Vermie	Delaware		Voting Trust
AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Insurance Company
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance
Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company
Stonebridge International Marketing Ltd	United Kingdom	100% Cornerstone International Holding Ltd.	Marketing company
Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent
COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company

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Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,024 shares (75.58%); AEGON USA, Inc. owns 3,238 shares (24.42%)	Holding company
Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance
AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company
RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Holding Company
AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates
First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company
Transamerica Financial Life Insurance Company	New York	First AUSA Life Insurance Company and Transamerica Occidental Life Insurance Company	Insurance
Life Investors Insurance Company of America	Iowa	50% First AUSA Life Ins. Company and 50% AUSA Life Insurance Company	Insurance
Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company; 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements



Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Life Insurance Company	Iowa	Transamerica Holding Company LLC and Transamerica Life Insurance and Annuity Company	Insurance
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services
Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance
Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance
Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance
WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency
WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance Agency
WRL Insurance Agency of Wyoming	Wyoming	100% WRL Insurance Agency, Inc.	Insurance Agency
Transamerica Fund Advisors, Inc.	Florida	77% WRL, 23% AUSA Holding Company	Investment Adviser
AEGON/Transamerica Series Trust	Maryland	Various	Mutual Fund
Transamerica Fund Services, Inc.	Florida	56% AUSA Holding Company and 44% by WRL	Shareholder services
Transamerica IDEX Mutual Funds	Massachusetts	100% WRL	Mutual Fund



Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Income Shares, Inc.	Maryland	100% WRL	Mutual Fund
World Financial Group Insurance Agency, Inc.	California	100% WRL	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance
WRL Insurance Agency, Inc.	California	100% WRL	Insurance Agency
WRL Insurance Agency of Wyoming, Inc.	Wyoming	100% WRL	Insurance Agency
Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance
United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency


Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance
The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency
Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company
Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance
AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company
AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser
AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company
Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator


Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company
ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.	Insurance agency
Great Companies L.L.C.	Iowa	47.50% Money Services, Inc., 26.25% by Jim Huguet and 26.25% by John Kenney	Markets & sells mutual funds & individually managed accounts
AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services
Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer
ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency
Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency
Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor


Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Principal Underwriter
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency
AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management
Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company
Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company
Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 29.	Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

Ohio General Corporation Law

Section 1701.13 Authority of corporation.

(E)(1)    A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)         A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a)         Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b)         Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3)         To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)         Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a)         By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b)         If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c)	By the shareholders;

(d)        By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b)        Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6)         The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)         A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8)         The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9)         As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)           The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3)           To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)           Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)           Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6)           The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)           The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8)           As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9)          The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.          Principal Underwriter

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(a)

AFSG Securities Corporation (“AFSG”) is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate account VA J, Separate Account VA L, Separate Account VL A, Separate Account VUL-A, Separate Account VA K, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA X, Separate Account VA W, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen and Separate Account VL A of Transamerica Life Insurance Company; the Separate Account VA QNY, Separate Account VA BNY, Separate Account VA-2LNY, TFLIC Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account, TFLIC Separate Account VNY, and Separate Account VA WNY of Transamerica Financial Life Insurance Company; the Separate Account I, Separate Account II, and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Separate Account VA 5, and Transamerica Occidental Life Separate Account VUL-3 of Transamerica Occidental Life Insurance Company; AEGON/Transamerica Series Trust; Transamerica IDEX Mutual Funds; and Transamerica Investors, Inc.

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(b)	Directors and Officers of AFSG

Name	Principal Business Address	Position and Offices with Underwriter
Larry N. Norman	(1)	Director and President
Anne M. Spaes	(1)	Director and Vice President
Lisa A. Wachendorf	(1)	Director, Vice President and Chief Compliance Officer
John K. Carter	(2)	Vice President
William G. Cummings	(2)	Vice President, Treasurer and Controller
Thomas R. Moriarty	(2)	Vice President
Frank A. Camp	(1)	Secretary
Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary
Linda Gilmer	(1)	Assistant Treasurer
Darin D. Smith	(1)	Vice President and Assistant Secretary
Teresa L. Stolba	(1)	Assistant Compliance Officer
Emily M. Bates	(3)	Assistant Treasurer
Clifton W. Flenniken, III	(4)	Assistant Treasurer

_____________

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, FL 33716-1202
(3)	400 West Market Street, Louisville, Kentucky 40202
(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c)	Compensation to Principal Underwriter from Registrant

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Commissions

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AFSG Securities Corporation	0	0	$90,322,329 (1)	0
	0	0	$85,863,632 (2)	0
	0	0	$67,236,938 (3)	0
(1)	fiscal year 2005
(2)	fiscal year 2004
(3)	fiscal year 2003

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Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at

570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.	Management Services

Not Applicable

Item 33.	Undertakings

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Western Reserve hereby represents that the fees and charges deducted under the WRL Xcelerator and WRL Xcelerator Focus and WRL Xcelerator Exec, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

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Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

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Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 10th day of April, 2006.

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WRL SERIES LIFE ACCOUNT

(Registrant)

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By: /s/ Tim L. Stonehocker */

Tim L. Stonehocker, Chairman of the Board of Western Reserve Life Assurance Co. of Ohio

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WESTERN RESERVE LIFE ASSURANCE

CO. OF OHIO

(Depositor)

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By: /s/ Tim L. Stonehocker */

Tim L. Stonehocker, Chairman of the Board

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Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

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Signature	Title	Date

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/s/ Tim L. Stonehocker	Chairman of the Board	April 10, 2006

Tim L. Stonehocker*/

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/s/ Charles T. Boswell	Director and Chief Executive Officer	April 10, 2006

Charles T. Boswell*/

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/s/ Brenda K. Clancy	Director and President	April 10, 2006

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Brenda K. Clancy */

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/s/ Allan J. Hamilton	Vice President, Treasurer and	April 10, 2006
Allan J. Hamilton*/	Controller

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/s/ Christopher H. Garrett	Director, Actuary and Chief Financial	April 10, 2006

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Christopher H. Garrett */	Officer

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/s/ Arthur C. Schneider	Director, Senior Vice President and	April 10, 2006
Arthur C. Schneider */	Chief Tax Officer

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*/ /s/ Priscilla I. Hechler

Signed by Priscilla I. Hechler

As Attorney in Fact

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Exhibit Index

Exhibit	Description
No.	of Exhibit

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26(k)	Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered

26(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

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26(n)(i)	Written Consent of Sutherland Asbill & Brennan LLP

26(n)(ii)	Written Consent of Ernst & Young LLP

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26(r)	Powers of Attorney:

Charles T. Boswell

Arthur C. Schneider

Christopher H. Garrett

Tim L. Stonehocker

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